UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

1110 N. Main Street

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ended Dec. 31, 2020

Praxis Mutual Funds	Class A	Class I
Impact Bond Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Index Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	Class A
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Praxis Mutual Funds®

A fund family of Everence

Table of Contents

Message from the President	1
Stewardship Investing Report	2
Praxis Impact Bond Fund
Portfolio Managers’ Commentary	4
Performance Review	6
Schedule of Investments	7
Praxis International Index Fund
Portfolio Managers’ Commentary	14
Performance Review	15
Schedule of Investments	16
Praxis Value Index Fund
Portfolio Manager’s Commentary	23
Performance Review	25
Schedule of Investments	26
Praxis Growth Index Fund
Portfolio Manager’s Commentary	30
Performance Review	32
Schedule of Investments	33
Praxis Small Cap Index Fund
Portfolio Manager’s Commentary	36
Performance Review	38
Schedule of Investments	39
Praxis Genesis Portfolios
Portfolio Managers’ Commentary	45
Praxis Genesis Conservative Portfolio
Performance Review	47
Schedule of Investments	48
Praxis Genesis Balanced Portfolio
Performance Review	49
Schedule of Investments	50
Praxis Genesis Growth Portfolio
Performance Review	51
Schedule of Investments	52
Financial Statements
Statements of Assets & Liabilities	53
Statements of Operations	55
Statements of Changes in Net Assets	57
Financial Highlights	60
Notes to Financial Statements	68
Report of Independent Registered Public Accounting Firm	80
Additional Fund Information	81
Management of the Trust	87

Message from the President	Annual report to shareholders

Dear Praxis shareholders:

We won’t know how the year 2020 will be remembered decades from now, but with a front row seat as the year draws to a close, it seems destined to be remembered for a confluence of three future-altering trends. Of course, the COVID-19 pandemic shaped nearly every aspect of life for nearly everyone on the planet. The pandemic shaped the contours of the global economy where some prospered and many suffered. And a racial justice re-awakening sparked by the death of George Floyd at the hands of the Minneapolis police in May launched a global movement for justice. All of this was bookended by an impeachment trial and a fraught presidential election season that fanned disunion in our country.

A consequence, among others, of the global focus on the pandemic and its effects has been distraction from the all-encompassing impacts of climate change. But the experience of the coronavirus – that the global community didn’t pay enough attention to the risks of a pandemic before it arrived – may have primed world leaders and individuals alike to act now to bend the future for the better.

Amid the challenges, goodness sprouted all over. Creativity birthed by constraint led to music ringing from apartment windows in northern Italy early in the pandemic as a response to lockdowns. Businesses and other organizations scrambled to serve customers in creative ways. New York City residents banged pots and pans and rang bells to salute health care workers each evening during the height of the city’s spring virus surge. Churches shifted to online services to “be the church” in new ways that may last long after the pandemic wanes.

The financial markets will be remembered for their deep selloffs and quick recoveries. The U.S. equity markets experienced a 35% free fall in February and March, only to reverse course and deliver positive annual returns even as the economy struggled to fully recover by year end. It was a year of haves and have nots, with some sectors languishing as their in-person business models were disrupted by stay-at-home orders. Others that thrived on the need for technology borne of working remotely and consuming entertainment at home gained market share and delivered spectacular returns for investors.

Our industry saw yet more dollars flow to strategies that integrate factors such as a company’s values and those that have an impact on the environment, social, and governance than ever before. Investors demonstrated a desire to invest in this manner despite federal regulations issued late in the year that sought to curtail their use in retirement plans. The US SIF Trends Report estimated that nearly one in three investment dollars in the U.S. is invested in a strategy that considers the impacts of ESG in the investment process.

Faith-oriented investors and advisors continued to integrate their values into investment portfolios while new organizations grew to support them like Faith Driven Investor, a network of investment professionals devoted to integrating faith into their investment strategies.

At Praxis, we too sought to be part of the solution to the many problems facing us. We increased our community investments during the year by adding to Calvert Community Investment notes to channel capital to underserved communities. We integrated ESG factors into the optimization strategies of our index funds in new ways. We continued to invest for positive impact on climate and community in the Impact Bond fund. And at the start of 2021, we issued our first Impact Report, which we’ll describe more as the year progresses.

Beyond screening and impact investing, we believe we have the most impact through the shareholder dialogues we pursue with company management teams. Our team pursued conversations in 2020 geared toward encouraging environmental sustainability, particularly with utility and industrial companies, and encouraging companies to work to bend the curve on inequality in their corporate systems. To that end, we advocated for fair treatment of employees impacted by COVID-19 shutdowns and for more women and people of color on corporate boards, among many other activities described on the pages that follow.

And you, our shareholders, sent us more of your hard-earned funds to steward, for which we are grateful. 2020 was the best year ever for net sales for the fund family – nearly half of which came from new investors. Thank you for the confidence you’ve placed in our team to make a positive impact on the world while delivering investment returns to fund the life events that matter most to you.

Sincerely,

Chad M. Horning, CFA®
President
Praxis Mutual Funds®

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member Foreside Financial Services, LLC.

The views expressed are those of the Praxis Mutual Funds’ President as of Dec. 31, 2020, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

When “good enough” is not enough

In his opening letter, Praxis President Chad Horning identified three profound trends that shaped our experience of 2020: the COVID-19 pandemic, a painful racial justice re-awakening, and growing political division and disunity in our country. He also named a fourth trend – the ever-increasing impact of climate change – which continues to grow in relevance despite a lack of collective global attention.

Each of these trends has created winners and losers – swelling the opportunities and profits of some while ravaging the assets and hopes of others. It leaves many responsible investors wondering how they should respond to such powerful and seemingly debilitating challenges.

What do we do when we’re forced to realize that what has long been considered “good enough” is simply not enough? What do we do as values-driven investors when a viral outbreak disrupts not just a few weeks of our lives but a year or more, and brings our in-person economy to a near standstill? What do we do when our understanding of justice is forced to see itself in the harsh light of the lived reality of communities of color? And how do we respond when the very concept of the common good seems to dissolve before our eyes?

Praxis Mutual Funds®, along with others in the SRI/ESG field, chose to respond to these challenges with the creativity, determination and mission focus that our field is known for.

●

In support of our financial advisor-partners, who were themselves addressing the fear and anxiety of their clients in the early days of the pandemic, Praxis developed an 8-week email series, Invested in Faith, which addressed the emotional and spiritual health of these important professionals. Similarly, as we faced the resurgence of COVID-19 this fall heading into the cold, dark days of winter, we created a Seeds of Hope initiative designed to remind us all of the little things we can do to help see us through to the other side of this crisis.

●

To respond to issues of economic disparity exacerbated by the COVID-19 pandemic, we helped launch the Employees First campaign. This series of shareholder engagements with small cap companies focuses on how they can place their largely low-wage, essential workforce in the center of their plans to emerge from the pandemic healthy and successful. We had additional discussions with firms to address the equitable distribution of vaccines, access to paid sick leave, and essential worker protections in response to the pandemic.

●

Racial justice concerns were the focus of broad-based shareholder advocacy efforts with FedEx, Nike, and Pepsi, which led to the long-awaited decision by the Washington NFL team to change its offensive name.

●

Both racial and income inequality emerged as important themes in a ground-up review of Praxis’ proxy voting policy, leading to recommendations for ways to strengthen our voice on executive Say on Pay and board diversity-related resolutions.

●

To address the ongoing threat of climate change, Praxis adopted a new standard for its environment screen based on a newly developed Low Carbon Transition Score (LCTS) from MSCI ESG Research. This score assesses the ability of a company to adapt to the risks and opportunities of the coming transition to a low carbon economy. This change augments our decision in 2020 to integrate Sustainalytics’ ESG company sustainability scores into the index optimization process, essentially bending all our equity indexes toward stronger ESG companies.

●

Positive Impact Investments continue to play a central role in our actively managed, fixed income strategy with an emphasis this year on innovative bond issues that responded to the COVID-19 crisis and address race and gender equity and inclusion. The Praxis Impact Bond Fund now holds over 32% of its holdings in investments that support climate and communities.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

●

Praxis remains a leader in the industry in committing approximately 1% of all Fund assets to community development investments. The strong growth of the funds in 2020 allowed us to invest an additional $3 million in community development financial institutions addressing racial equity and the COVID-19 response through sustainable solutions in underserved communities.

So what do we do when the past’s “good enough” is not enough? We dig deeper. We work harder. We reach farther. And we partner more creatively. We recognize, once again, we are all in this together and we all carry a piece of the problem AND the solution with us.

May we all find the strength and the wisdom to do our part.

Mark A. Regier
Vice President of Stewardship Investing

To learn more about any of the above areas, please visit praxismutualfunds.com/stories.

The views expressed are those of the Vice President of Stewardship Investing as of Dec. 31, 2020, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

For the year ended Dec. 31, 2020, the Praxis Impact Bond Fund’s Class I Shares had a return of 7.94%, and the Class A Shares (without load) returned 7.45%. The Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned 7.51%. Over the last five years, the Class I Shares returned 5.32% (average annual return) versus 5.34% for the Fund’s benchmark and over the last 10 years, the Class I Shares returned 3.88% (average annual return) versus 3.84% for the Fund’s benchmark. As of December 31, 2020, within the Morningstar Intermediate Core Bond category, the Class I Shares’ total return ranked in the 37th percentile for the one-year time period (out of 415 funds), 43rd percentile for the five-year period (out of 330 funds) and 39th percentile for the last 10 years (out of 252 funds).

The global pandemic and efforts to combat the spread of the coronavirus played major roles in restricting economic growth in 2020. The financial markets also were quite impacted by events associated with the coronavirus and efforts to restart economic growth. 2020 started with relatively low interest rates when viewed through a historic lens, but the 10-year and 30-year Treasury bonds fell to levels that had never been experienced as the 10-year reached 0.50% and the 30-year went through 1.0%.

In March, the Federal Reserve (the “Fed”) started announcing extraordinary measures to support the economy and the flow of credit within the markets. These measures included reducing the Federal Funds target rate to 0.00-0.25% on March 15. On March 23, the Fed made it perfectly clear they were committed to using their full range of tools to support the U.S. economy and the functioning of markets by announcing a barrage of new programs. These programs aimed to help the markets function more efficiently amid the coronavirus pandemic and included, for the first time ever, the purchase of investment-grade corporate securities by the Fed. The support programs worked, as the stock market and the corporate bond market responded by improving in price. The spread over Treasuries on the Bloomberg Barclays Corporate Index started the year at 0.93% and ended the year at 0.96% but on March 23, it ended the day at 3.73%, which was the widest for the year. During the height of the market’s disfunction, which was March, the excess return of the corporate index was -10.40%, the worst monthly excess return in its history. The second-worst month was September 2008, during the midst of the Great Recession when the excess return was -8.38%.

2020 was also a year of twists and turns from an economic perspective. First-quarter GDP was very weak, down 5% (quarter-over-quarter seasonally adjusted annual rate), but the second quarter was down an astounding -31.4%. The U.S. economy essentially experienced a self-imposed stop as measures to restrict the spread of the coronavirus included locking down the economy during the bulk of Q2. The second quarter was by far the worst GDP growth since official data began in the late 1940s. The worst GDP quarter during the Great Recession was -8.4%. Then third quarter saw a reopening of the economy and GDP was up 33.4%, the best quarterly growth in history. Certainly, 2020 was difficult from an unemployment perspective, as many people were laid off. The unemployment rate reached 14.8% in April, but thankfully dropped back relatively quickly, and ended the year at 6.7%. This is much higher than the 3.6% rate at the start of 2020. Inflation was very low during the middle of the year, as demand diminished during the depths of the economic slowdown. The Consumer Price Index ended the year at 1.4%, quite a bit lower than the 2.3% rate at the start of 2020.

The Fed felt it may not have moved fast enough to lower rates during the Great Recession of 2008-09 and that it may have tried to fight off hints of inflation much too early back then. As mentioned earlier, the Fed Funds rate dropped to the 0-0.25% range in March, but it happened in two moves. The first occurred on March 3, with a drop of 0.50%, and then another 1.0% drop on March 15. The Fed increased its balance sheet holdings of Treasuries, Agencies, Agency Mortgaged Backed Securities (MBS) from about $4 trillion at the beginning of 2020 to nearly $7.5 trillion. The fight against the impact of the pandemic took interest rates lower, and it may be difficult for them to move a lot higher anytime soon. The Fed moves led to a large drop in short-term interest rates, with the 6-month Treasury bill falling to 0.09% from 1.59% at the start of the year. The Fund started the year with a lower duration than the index. At the beginning of March, we moved it a little lower, but by the middle of March we decided that this wasn’t a normal market move and we stopped moving the duration lower. In fact, we increased the duration a bit later as we felt interest rates would stay relatively low for a period.

The Praxis Impact Bond Fund started the year with a higher than index weight to corporate bonds, but the bonds generally had a shorter maturity and were less risky than bonds in the index. This conservative stance helped us a lot versus peers and even helped us versus the index. Until March 23, our biggest performance detriments were the shorter duration and our position in U.S. agency bonds, which we hold instead of U.S. Treasuries. Agency bond spreads widened as market participants desired the safety of Treasuries. In March and the following months, we increased our Corporate weight by over 10% and moved to a large overweight in market value and risk, as valuations were appealing. These purchases helped us to outperform the Bloomberg Aggregate for the remainder of the year. For all of 2020, we outperformed the index because of our adept timing and magnitude of our corporate purchases. These easily outweighed our duration call, which did detract from the performance. Our underweight to mortgage-backed securities was a modest positive for the year, while our overweight to agencies turned out to be a slight negative contributor.

The additional stimulus expected in early 2021 – combined with the unleashing of pent-up demand as the economy reopens – is expected to benefit GDP growth, and we hope the economy can grow on its own by the second half of the year. The longest economic expansion cycle since the inception of the data in 1854 ended in 2020, and hopefully we can start another expansion cycle. As always, we will stay diligent in our assessment of the most likely outcome for economic growth and adjust our positioning to take advantage of either an abundance of exuberance or pessimism if those conditions present themselves.

According to Bloomberg New Energy Finance (BNEF), the global sustainable debt market reached another record year. BNEF defines sustainable finance to include green, social and sustainability bonds and loans. Issuance in 2020 reached $732 billion, after $566 billion in 2019 and $309 billion in 2018. The entire market had $27 billion of issuance in 2013, so the growth has been tremendous. The Europe, Middle East and Africa market is still the largest geographic issuance area, but the Americas are in second place. Green bonds fund projects that have positive environmental benefits. Social bonds fund projects that have positive social outcomes, and sustainability bonds fund projects that have a mix of a green and social impact.

We were able to grow the Fund’s holdings of positive impact bonds – fixed-income investments that have a positive impact on the climate and/or community – to over 32% of the portfolio by Dec. 31, 2020. We purchased 47 different impact bonds in 2020. Many new and exciting issues came to the market with impact bonds in green bonds, sustainability bonds and social bonds, including some that benefited COVID-19 relief efforts and philanthropic firms. We purchased the African Development Bank “Fight COVID-19” social bond in March. This was a $3 billion issue that was the largest social bond at

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited), continued

that point. We purchased a sustainability bond from the Community Preservation Corp., the largest CDFI (Community Development Financial Institution) committed solely to multifamily housing. They have made a major impact in affordable housing and community revitalization in the New York area since their inception in 1974.

Of the 154 bonds in the Fund that we define as positive impact holdings, 100 provide clear benefits to the climate. The remaining positive impact bonds produce benefits to communities by funding affordable housing, community development, COVID-19 relief, education, sustainability and social bonds, and more.

Over the last number of years, we as fund managers have been utilizing ESG data to enhance our investment research process. This additional data has further aided our ability to determine which companies have a better understanding of both the long-term risks and opportunities inherent in the marketplace. We are comfortable in the belief that over the long term, companies that take ESG issues into consideration – or at least have an awareness of the issues and how they might play out in the economy – will ultimately turn out to be stronger long-term investments.

As we start 2021, we are positioned for the expectation that corporate bond performance may be volatile and we will need to stay nimble. We continue to look for more opportunities to enhance the financial return of the Praxis Impact Bond Fund and to make a positive impact on the world we share.

Benjamin J. Bailey, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds®

Chris Woods, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio managers as of Dec. 31, 2020, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all managed products that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is the highest number in the category. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges. © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Bloomberg Barclays Corporate Index measures the investment grade, fixed rate, taxable corporate bond market.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Praxis Impact Bond Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/10 to 12/31/20

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/10 to 12/31/20 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Impact Bond Fund
Class A *	5/12/99	3.38%	3.57%	3.18%	3.06%	0.92%	0.92%
Class A (Without Load)	5/12/99	7.45%	4.88%	3.97%	3.45%
Class I	5/1/06	7.94%	5.32%	4.41%	3.88%	0.50%	0.50%
Bloomberg Barclays U.S. Aggregate Bond Index [1]		7.51%	5.34%	4.44%	3.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 3.75%.

**    Reflects the expense ratios as reported in the Prospectus dated January 1, 2021.

1    Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Impact Bond Fund

December 31, 2020

	Coupon	Maturity	Principal Amount	Fair Value
MUNICIPAL BONDS — 1.2%
American Municipal Power Ohio, Inc., Rev. Taxable-Hydroelectric Projects, Series 2010-A	7.334%	02/15/28	$1,000,000	$1,268,800
City of San Francisco, California, Public Utilities Comm. Water Rev., Series 2019-A	3.303%	11/01/39	2,500,000	2,668,650
Findlay City School District, Series 2010-B	6.250%	12/01/37	270,000	271,039
Houston, Texas, Independent School District, Series 2009A-2	6.168%	02/15/34	1,000,000	1,003,890
Massachusetts St., Series 2016-F	3.277%	06/01/46	1,500,000	1,710,855
New Jersey St. Housing & Mortgage Finance, Series 2013-C	2.600%	07/01/23	165,000	167,988
Osceola County Housing Finance Authority Rev., Series 2013-B	3.350%	07/01/23	125,000	132,804
St. Paul, Minnesota, Housing & Redevelopment Authority Rev., Series 2015-B	2.993%	07/01/21	1,250,000	1,260,350
TOTAL MUNICIPAL BONDS (COST $8,092,925)				8,484,376

CORPORATE BONDS — 39.2%
APPAREL & TEXTILE PRODUCTS — 0.1%
Hanesbrands, Inc. (a)	4.625%	05/15/24	500,000	523,750
VF Corp.	2.400%	04/23/25	536,000	571,752
				1,095,502
ASSET MANAGEMENT — 0.1%
Ameriprise Financial, Inc.	3.000%	04/02/25	730,000	794,727

AUTOMOTIVE — 0.8%
BMW US Capital, LLC (a)	3.800%	04/06/23	1,000,000	1,073,997
BorgWarner, Inc.	2.650%	07/01/27	601,000	646,247
Hyundai Capital Services, Inc. (a)	2.875%	03/16/21	1,250,000	1,255,236
Magna International, Inc.	2.450%	06/15/30	1,250,000	1,344,608
Toyota Motor Credit Corp., Series B	2.900%	03/30/23	1,735,000	1,835,450
				6,155,538
BANKING — 4.7%
Axis Bank/Dubai Ltd. (a)	2.875%	06/01/21	500,000	502,325
Bank of America Corp.	3.499%	05/17/22	1,000,000	1,011,849
Bank of America Corp.	3.300%	01/11/23	500,000	530,105
Bank of America Corp.	3.335%	01/25/23	1,000,000	1,032,483
Bank of America Corp.	4.100%	07/24/23	1,000,000	1,094,421
Bank of America Corp.	0.981%	09/25/25	1,500,000	1,516,318
Bank of America Corp.	2.456%	10/22/25	1,000,000	1,066,029
Bank of America Corp. (b)	4.271%	07/23/29	1,000,000	1,190,746
Bank of Montreal	3.300%	02/05/24	1,000,000	1,084,607
Citigroup, Inc.	3.875%	10/25/23	1,000,000	1,099,680
Citigroup, Inc. (b)	1.678%	05/15/24	1,250,000	1,287,639
Citigroup, Inc.	3.700%	01/12/26	1,750,000	1,988,627
Citigroup, Inc. (b)	2.572%	06/03/30	1,000,000	1,065,860
ING Groep N.V. (a)	4.625%	01/06/26	1,250,000	1,470,169

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 39.2%, continued
BANKING — 4.7%, continued
JPMorgan Chase & Co.	0.653%	09/16/24	$1,000,000	$1,005,296
JPMorgan Chase & Co.	3.200%	06/15/26	2,557,000	2,859,656
JPMorgan Chase & Co.	2.739%	10/15/30	2,000,000	2,174,666
Key Bank, N.A.	1.250%	03/10/23	1,750,000	1,784,279
Mitsubishi UFJ Financial Group	2.527%	09/13/23	1,250,000	1,318,997
National Australia Bank, New York Branch	3.625%	06/20/23	1,750,000	1,888,088
National Bank of Canada (a)	2.150%	10/07/22	1,250,000	1,288,253
PNC Bank N.A.	3.500%	06/08/23	1,285,000	1,379,467
Regions Financial Corp.	2.250%	05/18/25	1,000,000	1,060,477
Toronto-Dominion Bank (b)	0.510%	09/28/23	2,000,000	2,005,500
Truist Financial Corp.	1.250%	03/09/23	1,750,000	1,784,731
				34,490,268
BEVERAGES — 0.5%
Coca-Cola Co. (The)	3.450%	03/25/30	500,000	589,360
Coca-Cola Femsa S.A.B. de C.V.	1.850%	09/01/32	1,000,000	1,001,250
PepsiCo, Inc.	2.250%	03/19/25	2,000,000	2,136,374
				3,726,984
BIOTECH & PHARMA — 0.5%
AbbVie, Inc.	2.950%	11/21/26	500,000	552,925
Gilead Sciences, Inc.	3.650%	03/01/26	750,000	850,862
Zeneca Wilmington, Inc.	7.000%	11/15/23	1,100,000	1,295,874
Zoetis, Inc.	3.250%	02/01/23	1,200,000	1,262,265
				3,961,926
CABLE & SATELLITE — 0.3%
Comcast Corp.	3.300%	04/01/27	500,000	568,547
Comcast Corp.	4.750%	03/01/44	500,000	685,228
Time Warner Cable, Inc.	4.500%	09/15/42	500,000	585,898
				1,839,673
CHEMICALS — 1.3%
Avery Dennison Corp.	2.650%	04/30/30	1,250,000	1,340,725
DowDuPont, Inc.	4.493%	11/15/25	1,500,000	1,751,025
Ecolab, Inc.	4.800%	03/24/30	140,000	178,639
Ecolab, Inc.	5.500%	12/08/41	250,000	360,004
Ecolab, Inc.	3.950%	12/01/47	1,220,000	1,561,366
LG Chemical Ltd. (a)	3.250%	10/15/24	290,000	313,758
NOVA Chemicals Corp. (a)	5.250%	08/01/23	500,000	502,500
Nutrien Ltd.	1.900%	05/13/23	800,000	826,357
Nutrien Ltd.	5.875%	12/01/36	840,000	1,131,366
Solvay Finance S.A. (a)	4.450%	12/03/25	1,250,000	1,429,172
				9,394,912
CONSTRUCTION MATERIALS — 0.4%
Carlisle Cos., Inc.	3.500%	12/01/24	1,250,000	1,370,192
Owens Corning	4.200%	12/01/24	1,000,000	1,111,691
Owens Corning	3.950%	08/15/29	300,000	345,985
				2,827,868
CONSUMER SERVICES — 2.2%
Andrew W. Mellon Funding	0.947%	08/01/27	1,050,000	1,049,287
Conservation Fund, Series 2019	3.474%	12/15/29	535,000	579,223
Ford Foundation (The), Series 2017	3.859%	06/01/47	2,485,000	3,260,999

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2020

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 39.2%, continued
CONSUMER SERVICES — 2.2%, continued
John D. & Catherine T. MacArthur Foundation, Series 2020	1.299%	12/01/30	$1,500,000	$1,479,415
Local Initiatives Support Corp.	4.649%	03/01/37	1,500,000	1,789,050
Massachusetts Institute of Technology	3.959%	07/01/38	1,500,000	1,870,979
President & Fellows of Harvard College	3.150%	07/15/46	2,961,000	3,492,499
University of Notre Dame, Series 2017	3.394%	02/15/48	2,000,000	2,476,379
				15,997,831
CONTAINERS & PACKAGING — 0.4%
CCL Industries, Inc. (a)	3.050%	06/01/30	1,750,000	1,908,449
Sonoco Products Co.	5.750%	11/01/40	1,000,000	1,358,475
				3,266,924
DIVERSIFIED INDUSTRIALS — 0.2%
Illinois Tool Works, Inc.	3.900%	09/01/42	1,000,000	1,259,778

ELECTRIC UTILITIES — 5.6%
Avangrid, Inc.	3.150%	12/01/24	1,800,000	1,962,047
Caledonia Generating, LLC (a)	1.950%	02/28/22	130,835	132,108
Consolidated Edison Co.	3.350%	04/01/30	1,000,000	1,145,925
DTE Electric Co.	4.050%	05/15/48	1,750,000	2,300,082
Duke Energy, LLC	3.450%	03/15/29	1,750,000	2,032,767
Electricite de France S.A. (a)	3.625%	10/13/25	1,250,000	1,401,264
Enel Finance International N.V. (a)	2.650%	09/10/24	1,250,000	1,333,016
Florida Power & Light Co.	3.700%	12/01/47	1,300,000	1,611,535
Georgia Power Co.	3.250%	04/01/26	1,000,000	1,118,608
Interstate Power & Light Co.	3.600%	04/01/29	1,250,000	1,443,896
Liberty Utilities Financial Services (a)	2.050%	09/15/30	355,000	356,835
MidAmerican Energy Co.	3.950%	08/01/47	1,750,000	2,199,400
Midland Cogeneration Venture, L.P. (a)	5.250%	03/15/25	122,176	122,088
Midland Cogeneration Venture, L.P. (a)	6.000%	03/15/25	325,591	334,353
Narragansett Electric Co. (a)	3.395%	04/09/30	1,500,000	1,701,192
National Rural Utilities	1.350%	03/15/31	1,000,000	986,816
Niagara Mohawk Power Corp. (a)	1.960%	06/27/30	1,500,000	1,545,981
Northern States Power Co.	2.900%	03/01/50	1,250,000	1,409,479
NSTAR Electric Co.	3.950%	04/01/30	600,000	727,685
NSTAR Electric Co.	5.500%	03/15/40	1,250,000	1,795,835
Pacificorp	8.080%	10/14/22	500,000	559,535
Potomac Electric Power Co.	6.500%	11/15/37	1,000,000	1,519,464
Public Service Colorado	3.700%	06/15/28	1,750,000	2,040,671
Puget Energy, Inc.	5.625%	07/15/22	750,000	793,946
Puget Sound Energy, Inc.	4.223%	06/15/48	1,000,000	1,278,456
Rochester Gas & Electric Corp. (a)	1.850%	12/01/30	500,000	499,571
San Diego Gas and Electric Co.	4.500%	08/15/40	841,000	1,070,337

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 39.2%, continued
ELECTRIC UTILITIES — 5.6%, continued
Solar Star Funding, LLC (a)	3.950%	06/30/35	$279,346	$286,257
Solar Star Funding, LLC (a)	5.375%	06/30/35	430,467	474,680
Southern California Edison	4.050%	03/15/42	1,165,000	1,335,685
Tenaska Virginia Partners, L.P. (a)	6.119%	03/30/24	472,288	501,787
Topaz Solar Farms, LLC (a)	4.875%	09/30/39	254,941	277,419
Topaz Solar Farms, LLC (a)	5.750%	09/30/39	600,622	687,787
Union Electric Co.	2.625%	03/15/51	2,000,000	2,089,080
Westar Energy, Inc.	2.550%	07/01/26	1,292,000	1,401,132
				40,476,719
ELECTRICAL EQUIPMENT — 0.4%
Johnson Controls International plc	3.750%	12/01/21	14,000	14,256
Johnson Controls International plc	1.750%	09/15/30	1,000,000	1,020,731
Legrand S.A.	8.500%	02/15/25	1,000,000	1,303,008
Roper Technologies, Inc.	2.000%	06/30/30	440,000	449,731
				2,787,726
FOOD — 1.6%
Campbell Soup Co.	3.950%	03/15/25	1,500,000	1,690,574
Cargill, Inc. (a)	4.760%	11/23/45	1,500,000	2,031,974
General Mills, Inc.	4.000%	04/17/25	1,500,000	1,695,740
Hormel Foods Corp.	1.800%	06/11/30	2,250,000	2,327,042
Ingredion, Inc.	2.900%	06/01/30	1,000,000	1,101,364
Kellogg Co.	2.650%	12/01/23	1,250,000	1,333,844
Mars, Inc. (a)	3.600%	04/01/34	1,500,000	1,807,960
				11,988,498
FORESTRY, PAPER & WOOD PRODUCTS — 0.2%
Fibria Overseas Finance Ltd.	5.500%	01/17/27	800,000	911,008
Klabin Finance S.A. (a)	4.875%	09/19/27	750,000	836,257
				1,747,265
GAS & WATER UTILITIES — 0.5%
American Water Capital Corp.	2.800%	05/01/30	1,500,000	1,655,822
Brooklyn Union Gas Co. (a)	4.504%	03/10/46	1,250,000	1,620,722
Indiana Gas Co., Inc.	6.550%	06/30/28	250,000	316,749
				3,593,293
HEALTH CARE FACILITIES & SERVICES — 0.2%
Kaiser Foundation Hospital	3.150%	05/01/27	1,500,000	1,694,021

HOME & OFFICE PRODUCTS — 0.2%
Steelcase, Inc.	5.125%	01/18/29	1,000,000	1,161,036

HOME CONSTRUCTION — 0.2%
NVR, Inc.	3.950%	09/15/22	500,000	525,931
NVR, Inc.	3.000%	05/15/30	1,000,000	1,094,443
				1,620,374

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2020

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 39.2%, continued
INSTITUTIONAL FINANCIAL SERVICES — 1.9%
Bank of New York Mellon Corp. (The)	3.400%	05/15/24	$650,000	$710,967
Bank of New York Mellon Corp. (The), Perpetual Bond (b)	3.647%	12/29/49	1,000,000	1,001,030
Brookfield Finance, Inc.	4.250%	06/02/26	1,570,000	1,826,254
Goldman Sachs Group, Inc.	3.272%	09/29/25	1,500,000	1,643,138
Goldman Sachs Group, Inc. (b)	4.223%	05/01/29	1,000,000	1,186,363
Goldman Sachs Group, Inc.	3.800%	03/15/30	1,500,000	1,764,987
Morgan Stanley	3.125%	07/27/26	2,000,000	2,235,533
Morgan Stanley, Series GMTN	2.699%	01/22/31	1,250,000	1,360,941
National Securities Clearing Corp. (a)	1.500%	04/23/25	1,000,000	1,035,157
State Street Corp.	7.350%	06/15/26	1,000,000	1,309,203
				14,073,573
INSURANCE — 4.0%
Aflac, Inc.	4.000%	10/15/46	1,058,000	1,273,363
Athene Global Funding (a)	2.800%	05/26/23	1,500,000	1,566,019
Five Corners Funding Trust (a)	4.419%	11/15/23	1,000,000	1,109,224
Horace Mann Educators Corp.	4.500%	12/01/25	1,235,000	1,347,443
Jackson National Life Global Funding (a)	3.300%	06/11/21	1,250,000	1,266,313
Kemper Corp.	4.350%	02/15/25	1,250,000	1,388,332
Marsh & McLennan Cos., Inc.	3.750%	03/14/26	1,000,000	1,134,624
Massachusetts Mutual Life Insurance Co. (a)	3.375%	04/15/50	1,500,000	1,638,618
Met Life Global Funding I (a)	1.950%	01/13/23	500,000	515,869
Met Life Global Funding I (a)	3.600%	01/11/24	1,750,000	1,905,517
New York Life Global Funding (a)	2.900%	01/17/24	3,000,000	3,218,379
OneBeacon US Holdings, Inc.	4.600%	11/09/22	1,000,000	1,064,184
Pacific Life Global Funding II (a)	1.200%	06/24/25	415,000	420,675
Principal Financial Group, Inc.	3.700%	05/15/29	1,250,000	1,462,406
Prudential Financial, Inc.	1.500%	03/10/26	644,000	668,199
Prudential Financial, Inc. (b)	5.875%	09/15/42	750,000	804,857
Prudential plc	3.125%	04/14/30	750,000	850,301
Reliance STD Life Insurance Co. (a)	2.750%	05/07/25	1,280,000	1,357,685
RLI Corp.	4.875%	09/15/23	1,000,000	1,090,043
Sammons Financial Group, Inc. (a)	4.450%	05/12/27	1,200,000	1,261,550
StanCorp Financial Group, Inc.	5.000%	08/15/22	1,250,000	1,329,901
Teachers Insurance & Annuity Association (a) (b)	4.375%	09/15/54	2,678,000	2,852,285
				29,525,787

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 39.2%, continued
INTERNET MEDIA & SERVICES — 0.1%
Alphabet, Inc.	0.450%	08/15/25	$890,000	$892,002

LEISURE FACILITIES & SERVICES — 0.6%
Hyatt Hotels Corp.	3.375%	07/15/23	1,000,000	1,051,975
Marriott International, Inc.	3.600%	04/15/24	727,000	775,039
McDonald’s Corp., Series MTN	3.500%	07/01/27	1,000,000	1,147,134
Starbucks Corp.	2.450%	06/15/26	1,000,000	1,079,739
				4,053,887
MACHINERY — 0.7%
Ingersoll-Rand Global Holding Co. Ltd.	2.900%	02/21/21	500,000	501,582
Ingersoll-Rand Global Holding Co. Ltd.	6.391%	11/15/27	655,000	829,902
John Deere Capital Corp.	1.750%	03/09/27	250,000	262,526
John Deere Capital Corp.	3.050%	01/06/28	1,250,000	1,413,247
Xylem, Inc.	1.950%	01/30/28	1,775,000	1,871,605
				4,878,862
MEDICAL EQUIPMENT & DEVICES — 0.4%
Agilent Technologies, Inc.	3.875%	07/15/23	1,250,000	1,345,080
Alcon Finance Corp. (a)	2.600%	05/27/30	1,250,000	1,331,754
				2,676,834
PERSONAL PRODUCTS — 0.2%
Estée Lauder Cos., Inc. (The)	2.600%	04/15/30	1,000,000	1,098,332

PIPELINES — 0.3%
Northern Natural Gas Co. (a)	4.100%	09/15/42	1,000,000	1,121,910
ONEOK Partners, L.P.	4.900%	03/15/25	1,042,000	1,185,147
				2,307,057
REITS — 2.3%
Agree Ltd. Partnership	2.900%	10/01/30	650,000	690,489
Alexandria Real Estate Equities, Inc.	4.000%	01/15/24	1,500,000	1,650,825
Boston Properties, L.P.	4.500%	12/01/28	1,250,000	1,495,054
Camden Property Trust	2.800%	05/15/30	500,000	555,279
Duke Realty Trust, L.P.	2.875%	11/15/29	1,500,000	1,658,385
ERP Operating, L.P.	4.150%	12/01/28	1,250,000	1,490,717
ESSEX Portfolio, L.P.	2.650%	03/15/32	1,500,000	1,609,486
Federal Realty Investment Trust	1.250%	02/15/26	515,000	524,453
Kilroy Realty Corp.	2.500%	11/15/32	1,750,000	1,774,233
Lexington Realty Trust	2.700%	09/15/30	500,000	520,490
Mid-America Apartment Communities, Inc.	3.950%	03/15/29	1,750,000	2,051,405
Regency Centers, L.P.	3.750%	06/15/24	1,000,000	1,067,800
UDR, Inc.	1.900%	03/15/33	1,000,000	1,000,222
Vornado Realty, L.P.	3.500%	01/15/25	567,000	599,642
				16,688,480
RETAIL - CONSUMER STAPLES — 0.3%
Kroger Co. (The)	5.000%	04/15/42	1,000,000	1,324,493
Target Corp.	2.250%	04/15/25	1,000,000	1,070,458
				2,394,951

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2020

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 39.2%, continued
RETAIL - DISCRETIONARY — 0.6%
ERAC USA Finance, LLC (a)	2.700%	11/01/23	$1,250,000	$1,318,547
Lowe’s Cos., Inc.	4.650%	04/15/42	1,000,000	1,317,513
Lowe’s Cos., Inc.	3.000%	10/15/50	500,000	534,808
Macy’s Retail Holdings, Inc.	9.500%	04/15/21	45,000	45,529
TJX Cos., Inc. (The)	3.500%	04/15/25	1,250,000	1,395,615
				4,612,012
SEMICONDUCTORS — 0.6%
Intel Corp.	3.400%	03/25/25	300,000	333,620
Intel Corp.	3.734%	12/08/47	1,361,000	1,626,479
Maxim Integrated Products, Inc.	3.375%	03/15/23	500,000	526,373
NVIDIA Corp.	2.850%	04/01/30	500,000	562,468
Texas Instruments, Inc.	1.375%	03/12/25	1,000,000	1,037,070
				4,086,010
SOFTWARE — 0.3%
Microsoft Corp.	2.525%	06/01/50	2,000,000	2,109,089

SPECIALTY FINANCE — 1.5%
AerCap Ireland Capital Ltd.	5.000%	10/01/21	1,000,000	1,029,368
American Express Credit Corp.	3.000%	10/30/24	1,000,000	1,092,185
BlueHub Loan Fund, Inc.	3.099%	01/01/30	1,030,000	1,033,750
Community Preservation Corp. (The)	2.867%	02/01/30	1,750,000	1,829,835
Fidelity National Financial, Inc.	5.500%	09/01/22	725,000	781,062
Fidelity National Financial, Inc.	3.400%	06/15/30	500,000	549,086
GATX Corp.	4.350%	02/15/24	300,000	331,167
Low Income Investment Fund	3.386%	07/01/26	115,000	122,554
USAA Capital Corp. (a)	1.500%	05/01/23	1,000,000	1,025,753
USAA Capital Corp. (a)	2.125%	05/01/30	3,000,000	3,154,472
				10,949,232
STEEL — 0.4%
Nucor Corp.	4.125%	09/15/22	1,025,000	1,080,016
Nucor Corp.	2.000%	06/01/25	460,000	487,149
Reliance Steel & Aluminum Co.	4.500%	04/15/23	1,105,000	1,192,203
				2,759,368
TECHNOLOGY HARDWARE — 0.6%
Apple, Inc.	2.850%	02/23/23	1,250,000	1,312,666
Apple, Inc.	3.000%	06/20/27	1,000,000	1,120,194
Apple, Inc.	2.650%	05/11/50	1,000,000	1,061,346
Xerox Corp.	4.070%	03/17/22	750,000	772,500
				4,266,706
TECHNOLOGY SERVICES — 1.3%
Experian Financial plc (a)	2.750%	03/08/30	635,000	689,456
Genpact Luxembourg S.A.R.L.	3.700%	04/01/22	1,100,000	1,121,564
IBM Corp.	3.300%	05/15/26	1,000,000	1,129,958
Mastercard, Inc.	3.300%	03/26/27	197,000	224,754
Moody’s Corp.	3.250%	05/20/50	500,000	554,963
RELX Capital, Inc.	3.500%	03/16/23	1,500,000	1,595,358
S&P Global, Inc.	4.000%	06/15/25	1,163,000	1,324,162

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 39.2%, continued
TECHNOLOGY SERVICES — 1.3%, continued
Verisk Analytics, Inc.	5.800%	05/01/21	$960,000	$976,412
Visa, Inc.	0.750%	08/15/27	1,770,000	1,764,928
				9,381,555
TELECOMMUNICATIONS — 0.9%
AT&T, Inc.	5.250%	03/01/37	500,000	650,729
AT&T, Inc.	4.750%	05/15/46	1,500,000	1,850,265
Verizon Communications, Inc.	3.875%	02/08/29	1,000,000	1,177,098
Verizon Communications, Inc.	1.500%	09/18/30	1,000,000	985,115
Verizon Communications, Inc. (a)	2.987%	10/30/56	1,799,000	1,810,897
				6,474,104
TRANSPORTATION & LOGISTICS — 1.5%
British Airways, Series 2013-1 (a)	4.625%	12/20/25	493,630	490,873
Burlington Northern Santa Fe, LLC	5.750%	05/01/40	1,000,000	1,482,728
Canadian Pacific Railway	2.050%	03/05/30	1,750,000	1,836,573
Mexico City Airport Trust (a)	4.250%	10/31/26	497,000	525,577
Norfolk Southern Corp.	4.837%	10/01/41	1,000,000	1,364,889
Norfolk Southern Corp.	3.050%	05/15/50	1,500,000	1,634,233
Penske Truck Leasing (a)	3.450%	07/01/24	1,250,000	1,362,126
TTX Co. (a)	4.600%	02/01/49	280,000	372,069
United Parcel Services, Inc.	3.900%	04/01/25	1,500,000	1,694,683
				10,763,751
WHOLESALE - CONSUMER STAPLES — 0.3%
Bunge Ltd. Finance Corp.	1.630%	08/17/25	395,000	408,238
Sysco Corp.	2.400%	02/15/30	1,750,000	1,820,992
				2,229,230
TOTAL CORPORATE BONDS (COST $258,327,640)				286,101,685

CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (c)	2.000%	06/15/22	980,000	980,000
Calvert Social Investment Foundation, Inc. (c)	3.000%	06/15/23	1,650,000	1,650,000
Calvert Social Investment Foundation, Inc. (c)	3.000%	12/15/23	950,000	950,000
Calvert Social Investment Foundation, Inc. (c)	3.000%	06/17/24	980,000	980,000
Calvert Social Investment Foundation, Inc. (c)	3.000%	12/13/24	400,000	400,000
Calvert Social Investment Foundation, Inc. (c)	2.500%	06/13/25	1,400,000	1,400,000
Calvert Social Investment Foundation, Inc. (c)	2.500%	12/15/25	650,000	650,000
TOTAL CORPORATE NOTES (COST $7,010,000)				7,010,000

FOREIGN GOVERNMENTS — 9.0%
FOREIGN AGENCY — 2.2%
Banco Nacional de Costa Rica (a)	5.875%	04/25/21	325,000	326,222
BNG Bank N.V. (a)	3.125%	11/08/21	1,500,000	1,538,094

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2020

	Coupon	Maturity	Principal Amount	Fair Value
FOREIGN GOVERNMENTS — 9.0%, continued
FOREIGN AGENCY — 2.2%, continued
BNG Bank N.V. (a)	1.500%	10/16/24	$1,500,000	$1,562,616
BNG Bank N.V. (a)	0.500%	11/24/25	2,000,000	2,000,697
Export-Import Bank of Korea	2.125%	02/11/21	1,250,000	1,252,372
KFW	2.000%	11/30/21	1,000,000	1,016,311
KFW	2.000%	09/29/22	1,500,000	1,547,428
Kommunalbanken A.S. (a)	2.125%	02/11/25	1,000,000	1,067,570
Kommunivest I Sverige AB (a)	1.875%	06/01/21	2,000,000	2,013,477
Municipality Finance plc (a)	1.375%	09/21/21	1,000,000	1,007,894
Nederlandse Waterschapsbank N.V. (a)	2.125%	11/15/21	1,500,000	1,524,465
Nederlandse Waterschapsbank N.V. (a)	3.125%	12/05/22	1,500,000	1,582,599
				16,439,745
SUPRANATIONAL — 6.8%
African Development Bank	3.000%	12/06/21	1,463,000	1,500,856
African Development Bank	0.750%	04/03/23	3,000,000	3,035,645
Asian Development Bank	1.875%	08/10/22	3,036,000	3,116,489
Asian Development Bank	2.125%	03/19/25	1,000,000	1,072,371
Asian Development Bank	3.125%	09/26/28	1,000,000	1,170,902
European Bank for Reconstruction & Development	1.875%	07/15/21	1,500,000	1,513,016
European Bank for Reconstruction & Development	1.625%	09/27/24	1,250,000	1,310,532
European Bank for Reconstruction & Development	1.500%	02/13/25	200,000	207,274
European Investment Bank	2.500%	10/15/24	1,000,000	1,082,800
European Investment Bank (a)	2.875%	06/13/25	1,000,000	1,108,890
European Investment Bank	2.125%	04/13/26	1,000,000	1,085,145
European Investment Bank	2.375%	05/24/27	1,000,000	1,104,239
Inter-American Development Bank	3.000%	09/26/22	2,000,000	2,095,540
Inter-American Development Bank	0.875%	04/03/25	3,000,000	3,058,097
Inter-American Development Bank	4.375%	01/24/44	3,000,000	4,448,821
International Bank for Reconstruction & Development	0.250%	11/24/23	7,000,000	7,002,474
International Bank for Reconstruction & Development	2.125%	03/03/25	500,000	535,559
International Bank for Reconstruction & Development	0.625%	04/22/25	1,000,000	1,009,660
International Bank for Reconstruction & Development	3.125%	11/20/25	1,000,000	1,129,060
International Development Association (a)	2.750%	04/24/23	5,000,000	5,286,850

	Coupon	Maturity	Principal Amount	Fair Value
FOREIGN GOVERNMENTS — 9.0%, continued
SUPRANATIONAL — 6.8%, continued
International Development Association (a)	0.375%	09/23/25	$2,000,000	$1,990,148
International Finance Corp., Series GMTN	2.000%	10/24/22	2,000,000	2,064,087
International Finance Corp., Series GMTN	0.500%	03/20/23	2,500,000	2,517,164
Nordic Investment Bank	2.250%	09/30/21	1,000,000	1,015,333
				49,460,952
TOTAL FOREIGN GOVERNMENTS (COST $62,806,469)				65,900,697

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Commercial Mortgage Pass-Through Certificates, Class A-3	3.391%	05/17/45	937,425	956,231
Commercial Mortgage Pass-Through Certificates, Class A-3	2.853%	10/15/45	993,930	1,023,024
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $1,967,561)				1,979,255

U.S. GOVERNMENT AGENCIES — 42.9%
DEVELOPMENT FINANCE CORPORATION — 0.8%
DFC	0.000%	06/21/23	1,000,000	1,078,310
DFC (b)	0.130%	09/15/26	958,333	958,333
DFC	3.280%	09/15/29	948,518	1,064,295
DFC	3.540%	06/15/30	558,833	632,568
DFC	3.520%	09/20/32	839,286	965,869
DFC	3.820%	06/01/33	854,795	1,026,733
				5,726,108
FEDERAL HOME LOAN BANK — 5.7%
FHLB	3.250%	11/16/28	12,500,000	14,948,433
FHLB	5.500%	07/15/36	17,120,000	26,449,862
				41,398,295
FEDERAL HOME LOAN MORTGAGE CORPORATION — 7.7%
FHLMC	5.000%	12/01/21	8,238	8,639
FHLMC	5.500%	04/01/22	2,374	2,392
FHLMC	4.000%	11/01/24	128,778	136,619
FHLMC	4.000%	10/01/25	65,106	69,095
FHLMC	2.875%	04/25/26	3,000,000	3,287,779
FHLMC	6.000%	04/01/27	75,657	84,967
FHLMC	2.500%	10/01/27	438,222	458,189
FHLMC	2.738%	04/25/29	2,387,106	2,616,056
FHLMC (b)	2.412%	08/25/29	3,000,000	3,236,962
FHLMC	7.000%	02/01/30	17,215	17,276
FHLMC	7.500%	07/01/30	94,204	107,627
FHLMC	1.487%	11/25/30	2,500,000	2,563,991
FHLMC	7.000%	03/01/31	35,589	41,395
FHLMC	6.250%	07/15/32	1,550,000	2,394,781
FHLMC	3.000%	11/01/32	613,847	650,994
FHLMC	3.000%	11/01/32	855,023	906,406
FHLMC	5.500%	11/01/33	34,876	40,791
FHLMC (H15T1Y + 2.231) (b)	2.731%	05/01/34	46,466	48,824
FHLMC (H15T1Y + 2.231) (b)	2.731%	05/01/34	14,516	14,568
FHLMC	1.783%	06/25/34	2,084,061	2,094,686
FHLMC	5.000%	07/01/35	69,626	81,004

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2020

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 42.9%, continued
FEDERAL HOME LOAN MORTGAGE CORPORATION — 7.7%, continued
FHLMC	4.500%	10/01/35	$119,647	$132,559
FHLMC	5.500%	03/01/36	36,569	43,001
FHLMC	5.500%	06/01/36	46,418	54,576
FHLMC	6.000%	06/01/36	40,200	46,896
FHLMC	5.500%	12/01/36	39,302	46,196
FHLMC	6.000%	08/01/37	22,993	27,273
FHLMC	5.000%	03/01/38	198,859	231,203
FHLMC	4.500%	06/01/39	217,703	244,514
FHLMC	5.000%	06/01/39	309,947	360,125
FHLMC	4.500%	07/01/39	212,130	237,270
FHLMC	4.500%	11/01/39	195,374	218,503
FHLMC	4.500%	09/01/40	311,709	348,876
FHLMC	4.500%	05/01/41	614,497	686,735
FHLMC	4.500%	07/01/41	637,239	713,212
FHLMC	5.000%	09/01/41	277,161	320,794
FHLMC	3.500%	10/01/41	380,853	410,191
FHLMC	4.000%	10/01/41	352,375	386,672
FHLMC	3.500%	02/01/42	615,976	667,934
FHLMC	4.000%	02/01/42	167,937	183,146
FHLMC	3.500%	06/01/42	691,933	744,577
FHLMC	3.500%	06/01/42	712,820	767,024
FHLMC	3.500%	08/01/42	778,335	843,860
FHLMC	3.000%	11/01/42	1,408,296	1,503,023
FHLMC	3.000%	01/01/43	787,648	837,955
FHLMC	3.000%	05/01/43	1,115,950	1,187,362
FHLMC	3.500%	10/01/44	789,077	845,976
FHLMC	3.500%	11/01/44	701,567	752,034
FHLMC	3.500%	04/01/45	885,168	947,865
FHLMC	3.000%	05/01/46	1,519,056	1,600,183
FHLMC	3.000%	12/01/46	2,928,593	3,134,666
FHLMC	3.500%	03/01/48	3,328,878	3,637,588
FHLMC	3.500%	03/01/49	1,525,021	1,610,148
FHLMC	3.500%	07/01/49	2,549,099	2,688,994
FHLMC	3.000%	07/01/50	5,545,984	5,823,026
FHLMC	2.000%	08/01/50	4,803,606	4,990,390
				56,137,388
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 27.8%
FNMA	5.500%	06/01/22	7,433	7,542
FNMA	2.890%	07/01/22	2,262,350	2,312,624
FNMA	2.000%	10/05/22	3,500,000	3,614,205
FNMA	2.190%	01/01/23	1,883,016	1,929,659
FNMA	2.670%	12/01/23	2,323,561	2,446,789
FNMA (b)	2.555%	07/25/24	3,000,000	3,191,768
FNMA	2.625%	09/06/24	5,750,000	6,253,827
FNMA	2.890%	12/01/24	4,000,000	4,183,977
FNMA	3.080%	12/01/24	2,227,366	2,415,219
FNMA	2.710%	01/01/25	4,500,000	4,754,323
FNMA	5.000%	04/01/25	45,747	50,544
FNMA	0.500%	06/17/25	10,000,000	10,053,047
FNMA	5.000%	07/01/25	35,033	38,713
FNMA	3.500%	10/01/25	67,257	71,351
FNMA	5.000%	10/01/25	50,047	55,308
FNMA	5.500%	11/01/25	14	16
FNMA	0.500%	11/07/25	4,500,000	4,518,823
FNMA	4.000%	03/01/26	283,719	301,827
FNMA	2.910%	04/01/26	3,000,000	3,262,665
FNMA	2.125%	04/24/26	2,000,000	2,178,997
FNMA (b)	2.254%	07/25/26	1,325,410	1,402,423

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 42.9%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 27.8%, continued
FNMA	8.500%	09/01/26	$7,516	$7,586
FNMA (b)	2.895%	02/25/27	596,914	616,685
FNMA	2.500%	09/01/27	529,722	553,658
FNMA	2.746%	09/25/27	250,270	257,607
FNMA	0.750%	10/08/27	10,000,000	10,038,889
FNMA	2.500%	11/01/27	782,142	817,501
FNMA	2.500%	01/01/28	527,997	551,877
FNMA (b)	2.899%	01/25/28	4,559,814	4,939,252
FNMA (b)	3.047%	03/25/28	828,988	896,421
FNMA	3.436%	06/25/28	2,000,000	2,303,493
FNMA	0.875%	08/05/30	29,500,000	28,950,946
FNMA	6.625%	11/15/30	6,750,000	10,220,326
FNMA	2.000%	01/01/32	2,019,354	2,120,792
FNMA	3.000%	12/01/32	903,081	954,870
FNMA	6.000%	10/01/33	28,441	34,183
FNMA	5.500%	02/01/34	36,835	43,100
FNMA (H15T1Y + 2.205) (b)	3.316%	05/01/34	29,373	29,618
FNMA	6.000%	11/01/34	84,014	100,893
FNMA	5.500%	01/01/35	49,070	57,558
FNMA	2.500%	02/01/35	2,754,350	2,871,290
FNMA	5.000%	10/01/35	65,224	75,832
FNMA	5.500%	10/01/35	93,108	109,426
FNMA	6.000%	10/01/35	48,733	58,524
FNMA	5.500%	06/01/36	30,514	35,871
FNMA	6.000%	06/01/36	23,569	28,279
FNMA	5.500%	11/01/36	33,869	39,816
FNMA (12MO LIBOR + 1.631) (b)	3.565%	05/01/37	26,682	26,677
FNMA	5.625%	07/15/37	2,750,000	4,362,774
FNMA	4.500%	09/01/40	196,318	219,624
FNMA	4.500%	10/01/40	197,716	220,834
FNMA	4.000%	12/01/40	502,178	548,664
FNMA	4.000%	01/01/41	360,361	396,990
FNMA	3.500%	02/01/41	504,311	544,555
FNMA	4.000%	10/01/41	288,125	315,028
FNMA	4.000%	11/01/41	292,960	321,284
FNMA	4.000%	12/01/41	379,393	416,040
FNMA	4.000%	12/01/41	708,507	771,682
FNMA	4.000%	01/01/42	998,754	1,103,880
FNMA	3.500%	05/01/42	622,063	671,130
FNMA	3.000%	06/01/42	1,058,644	1,126,219
FNMA	3.000%	08/01/42	916,485	974,367
FNMA	3.000%	08/01/42	852,416	904,372
FNMA	3.500%	12/01/42	1,050,247	1,148,296
FNMA	3.000%	06/01/43	946,498	1,007,014
FNMA	4.000%	12/01/44	1,288,654	1,431,908
FNMA	3.500%	05/01/45	1,344,292	1,468,875
FNMA	3.000%	04/01/46	1,351,764	1,420,434
FNMA	3.500%	11/01/46	2,217,060	2,374,342
FNMA	4.000%	10/01/48	1,591,763	1,699,376
FNMA	4.000%	11/01/48	2,731,220	3,031,655
FNMA	3.500%	05/01/49	1,386,283	1,464,526
FNMA	4.000%	06/01/49	2,063,242	2,202,036
FNMA	3.500%	08/01/49	4,903,048	5,179,508
FNMA	3.000%	09/01/49	2,570,069	2,695,091
FNMA	3.000%	09/01/49	2,584,617	2,709,671
FNMA	3.000%	06/01/50	4,434,339	4,644,943

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2020

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 42.9%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 27.8%, continued
FNMA	2.500%	07/01/50	$5,630,164	$5,940,196
FNMA	2.500%	08/01/50	3,837,758	4,049,088
FNMA	3.000%	08/01/50	7,603,306	7,972,478
FNMA	2.000%	11/01/50	6,953,407	7,223,784
FNMA	2.000%	01/01/51	12,000,000	12,466,611
				202,811,892
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.0% (d)
GNMA	7.000%	12/20/30	12,802	14,974
GNMA	7.000%	10/20/31	9,426	11,135
GNMA	7.000%	03/20/32	38,839	46,726
GNMA (b)	3.000%	01/20/34	30,588	31,909
GNMA	5.500%	10/20/38	5,472	5,977
GNMA	6.500%	11/20/38	5,245	5,878
GNMA	2.250%	04/16/42	48,373	48,433
				165,032
SMALL BUSINESS ADMINISTRATION — 0.0% (d)
SBA (Prime - 2.65) (b)	0.600%	02/25/32	147,033	145,856

UNITED STATES AGENCY OF INTERNATIONAL DEVELOPMENT — 0.7%
Hashemite Kingdom of Jordan AID Bond	3.000%	06/30/25	1,450,000	1,601,364
Iraq AID Bond	2.149%	01/18/22	1,500,000	1,530,857
Ukraine Government AID Bond	1.471%	09/29/21	2,000,000	2,017,987
				5,150,208
UNITED STATES DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT — 0.2%
United States Department of Housing and Urban Development	2.350%	08/01/21	1,000,000	1,012,085

TOTAL U.S. GOVERNMENT AGENCIES (COST $295,009,193)				312,546,864

ASSET BACKED SECURITIES — 1.8%
Ahold Finance U.S.A., LLC	8.620%	01/02/25	512,639	581,845
Domino’s Pizza Master Issuer, LLC (a)	3.082%	07/25/47	1,451,250	1,459,000
InSite Issuer, LLC (a)	2.883%	11/15/46	1,750,000	1,806,472
Mastercard Credit Trust (a) (b)	1.990%	09/21/24	4,000,000	4,148,252
SBA Tower Trust (a)	3.448%	03/15/48	1,250,000	1,325,579
SBA Tower Trust (a)	2.836%	01/15/50	282,000	294,887
SolarCity LMC, Series I, LLC (a)	4.800%	12/20/26	425,981	418,919
SolarCity LMC, Series IV, LLC (a)	4.180%	08/21/45	209,015	222,421
Spruce ABS Trust (a) (c)	4.320%	06/15/28	47,586	48,342
Trillium Credit Card Trust II (a)	3.038%	01/26/24	2,000,000	2,003,566
Wendy’s Funding, LLC (a)	3.783%	06/15/49	723,750	773,835
TOTAL ASSET BACKED SECURITIES (COST $12,887,303)				13,083,118

	Shares	Fair Value
MONEY MARKET FUNDS — 4.9%
First American Government Obligations Fund - Class X, 0.04% (e) (COST $35,536,622)	35,536,622	$35,536,622

INVESTMENT COMPANIES — 0.5%
Pax High Yield Bond Fund - Institutional Class (COST $4,199,236)	530,984	3,685,027

TOTAL INVESTMENTS - (COST $685,836,949) — 100.7%		$734,327,644
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.7%)		(5,241,896)
NET ASSETS — 100.0%		$729,085,748

(a)

144a security may only be resold to qualified institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2020, these securities were valued at $91,080,380 or 12.5% of net assets.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	Restricted and/or illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	$980,000	$980,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	1,650,000	1,650,000	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	950,000	950,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	980,000	980,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/13/24	12/12/19	400,000	400,000	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	1,400,000	1,400,000	0.2%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	650,000	650,000	0.1%
Spruce ABS Trust, 4.320%, 06/15/28	06/17/16	47,582	48,342	0.0	%(d)
		$7,057,582	$7,058,342	0.9%

(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of December 31, 2020.

GTMN	— Global Medium-Term Note
H15T1Y	— U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year
LIBOR	— London Interbank Offered Rate
plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis International Index Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

International equities posted gains in 2020, despite a global pandemic and the ensuing social and economic impacts. Markets fell at a breakneck pace in the first quarter, but managed to recover quickly from the low point in mid-March. Investors seem to be anticipating that the rollout of a vaccine, combined with accommodative monetary and fiscal policy, will eventually lead to economic stabilization. Both developed and emerging market countries participated in the rally, as reflected in the MSCI All Country World ex-U.S. Index return of 10.65% for the year. The Praxis International Index Fund’s Class I Shares returned 13.18%, and the Class A shares (without load) returned 12.37%.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex-U.S. Index. The portfolio is constructed using optimization techniques to have characteristics similar to the target benchmark index. The application of ESG screens and scoring, and the lower number of holdings versus the benchmark, are expected to cause the Fund’s performance to deviate from the benchmark over short periods. The objective over longer time horizons is for the Fund to perform in line with the benchmark before fees.

During this period, these factors had a positive contribution to the Fund’s returns relative to the benchmark. While there were no significant over/under exposures to any single factor, the Fund’s underweight to the energy sector contributed positively to relative returns. An underweight to aerospace and defense companies added to relative results as well. The largest company-specific contributors included an overweight to United Microelectronics, Taiwan Semiconductor, and Equinor. The results, however, were consistent with our forecasted tracking error – a measure of variability of relative returns – for a portfolio subject to the constraints we discussed above.

Michael T. Branch, CFA®
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Annie Tan
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Brian Ko
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

The views expressed are those of the portfolio managers as of Dec. 31, 2020, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The MSCI All Country World Index ex-U.S. is market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

Praxis International Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/10 to 12/31/20

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/20 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis International Index Fund
Class A *	12/31/10	6.44%	2.60%	7.22%	3.36%	1.37%	1.37%
Class A (Without Load)	12/31/10	12.37%	4.47%	8.38%	3.91%
Class I	12/31/10	13.18%	5.23%	9.09%	4.58%	0.61%	0.61%
MSCI All Country World Index ex-U.S. [1]		10.65%	4.88%	8.93%	4.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated January 1, 2021.

1    The MSCI All Country World Index ex-U.S. is market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis International Index Fund

December 31, 2020

	Shares	Value
COMMON STOCKS — 98.2%
AUSTRALIA — 4.2%
Australia & New Zealand Banking Group Ltd. (a)	40,646	$713,317
Brambles Ltd. (a)	40,548	332,612
Commonwealth Bank of Australia (a)	11,506	731,402
CSL Ltd. (a)	3,640	795,375
CSL Ltd. - ADR	7,282	802,112
Dexus (a)	76,065	551,737
Fortescue Metals Group Ltd. (a)	43,722	789,786
Goodman Group (a)	44,189	645,982
Macquarie Group Ltd. - ADR	2,747	294,492
Macquarie Group Ltd. (a)	2,144	228,867
National Australia Bank Ltd. (a)	36,653	639,052
Origin Energy Ltd. (a)	117,789	432,481
REA Group Ltd. (a)	2,913	333,703
Scentre Group (a)	175,279	376,527
SEEK Ltd. (a)	32,750	718,095
Sydney Airport (a) (b)	57,629	285,275
Transurban Group (a)	68,739	724,415
Vicinity Centres (a)	245,277	303,302
Wesfarmers Ltd. (a)	24,534	953,640
Woodside Petroleum Ltd. (a)	88,567	1,554,087
Woolworths Group Ltd. (a)	28,598	866,886
Worley Ltd. (a)	26,610	235,054
		13,308,199
AUSTRIA — 0.2%
Verbund AG (a)	8,891	755,322

BELGIUM — 0.3%
KBC Group N.V. (a)	5,709	399,505
UCB S.A. (a)	2,286	236,128
Umicore S.A. (a)	6,207	298,327
		933,960
BERMUDA — 0.4%
China Gas Holdings Ltd. (a)	64,200	254,404
Credicorp Ltd.	6,296	1,032,670
		1,287,074
BRAZIL — 1.6%
Banco Bradesco S.A. - ADR	202,193	1,063,535
Banco do Brasil S.A. - ADR	56,189	417,484
Banco Santander Brasil S.A. - ADR	119,591	1,033,266
Gerdau S.A. - ADR	79,331	370,476
Natura & Co. Holding S.A. - ADR (b)	11,333	226,660
Suzano S.A. - ADR (b)	45,940	513,609
Telefónica Brasil S.A. - ADR	93,711	829,343
TIM S.A. - ADR	28,301	393,950
Ultrapar Participacoes S.A. - ADR	72,410	328,017
		5,176,340
CANADA — 6.3%
Agnico Eagle Mines Ltd.	4,292	302,629
Bank of Montreal	12,001	912,436
Bank of Nova Scotia (The)	14,814	800,548
Cameco Corp.	16,029	214,789
Canadian Imperial Bank of Commerce	2,674	228,547
Canadian National Railway Co.	15,841	1,740,134
Canadian Pacific Railway Ltd.	3,750	1,300,087
CGI, Inc. (b)	8,100	642,411
Franco-Nevada Corp.	7,257	909,520

	Shares	Value
COMMON STOCKS — 98.2%, continued
CANADA — 6.3%, continued
Gildan Activewear, Inc.	18,362	$514,320
Kinross Gold Corp.	46,915	344,356
Manulife Financial Corp.	75,463	1,344,751
Methanex Corp.	15,712	724,009
Open Text Corp.	11,725	533,018
Restaurant Brands International, Inc.	11,589	708,204
Ritchie Bros. Auctioneers, Inc.	9,384	652,657
Royal Bank of Canada	32,068	2,631,500
Shaw Communications, Inc. - Class B	20,205	354,800
Sun Life Financial, Inc.	11,714	520,804
Teck Resources Ltd. - Class B	44,613	809,726
Thomson Reuters Corp.	20,428	1,672,849
Toronto-Dominion Bank (The)	24,696	1,393,348
Wheaton Precious Metals Corp.	22,228	927,797
		20,183,240
CAYMAN ISLANDS — 8.5%
Alibaba Group Holdings Ltd. - ADR (b)	25,047	5,829,188
Autohome, Inc. - ADR	3,132	312,010
Baidu, Inc. - ADR (b)	5,628	1,216,999
BeiGene Ltd. - ADR (b)	1,977	510,837
China Literature Ltd. (a) (b)	47,000	369,490
GDS Holdings Ltd. - ADR (b)	4,644	434,864
Genscript Biotech Corp. (a) (b)	190,000	276,444
JD.com, Inc. - ADR (b)	15,448	1,357,879
JOYY, Inc. - ADR	4,578	366,148
Kingdee International Software Group Co. Ltd. (a) (b)	100,000	408,254
Lee & Man Paper Manufacturing Ltd. (a)	287,000	235,500
NetEase, Inc. - ADR	10,792	1,033,550
New Oriental Education & Technology Group, Inc. - ADR (b)	5,293	983,492
NIO, Inc. - ADR (b)	15,070	734,512
Noah Holdings Ltd. - ADR (b)	6,771	323,722
Shenzhou International Group Holdings Ltd. (a)	48,000	940,712
Sunny Optical Technology Group Co. Ltd. (a)	25,000	546,210
TAL Education Group - ADR (b)	10,265	734,050
Tencent Holdings Ltd. - ADR	87,007	6,254,933
Tingyi Cayman Islands Holding Corp. (a)	140,000	239,471
Trip.com Group Ltd. - ADR (b)	14,521	489,793
Vipshop Holdings Ltd. - ADR (b)	15,804	444,250
Weibo Corp. - ADR (b)	6,782	277,994
WuXi Biologics Cayman, Inc. (a) (b)	108,000	1,432,220
Xinyi Solar Holdings Ltd. (a)	92,000	241,242
Xpeng, Inc. - ADR (b)	7,719	330,605
Zai Lab Ltd. (b)	2,031	274,876
ZTO Express Cayman, Inc. - ADR	19,738	575,560
		27,174,805
CHILE — 0.3%
Embotelladora Andina S.A. - Class B - ADR	5,911	88,332
Enel Americas S.A. - ADR	53,811	442,326
Sociedad Quimica y Minera de Chile S.A. - ADR	11,292	554,324
		1,084,982
CHINA — 3.4%
Agricultural Bank of China Ltd. - H Shares	1,300,000	476,235
Aluminum Corp. of China Ltd. - H Shares (b)	722,000	255,180
ANTA Sports Products Ltd. (a)	56,000	888,555
Bank of China Ltd. - H Shares (a)	897,000	303,592

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2020

	Shares	Value
COMMON STOCKS — 98.2%, continued
CHINA — 3.4%, continued
BYD Co. Ltd. - H Shares (a)	10,500	$276,446
China Construction Bank Corp. - ADR	55,807	838,221
China Construction Bank Corp. - H Shares (a)	267,000	201,392
China Merchants Bank Co. Ltd. - H Shares (a)	82,820	523,921
China Minsheng Banking Corp Ltd. - H Shares (a)	1,402,000	799,204
China Pacific Insurance Group Co. Ltd. - H Shares (a)	84,600	330,783
China Vanke Co. Ltd. - H Shares (a)	108,074	373,093
Guangshen Railway Co. Ltd. - ADR	8,797	78,293
Haier Smart Home Co. Ltd. - H Shares (b)	241,230	874,373
Huatai Securities Co. Ltd. - H Shares	177,800	279,802
Industrial & Commercial Bank of China Ltd. - H Shares (a)	720,000	462,591
Ping An Insurance Group Co. of China Ltd. - ADR	42,425	1,039,412
Ping An Insurance Group Co. of China Ltd. - H Shares (a)	75,318	916,588
Sinopharm Group Co. Ltd. - H Shares (a)	259,600	629,742
TravelSky Technology Ltd. - H Shares (a)	120,000	289,908
Weichai Power Co. Ltd. - H Shares (a)	126,000	253,349
Yum China Holdings, Inc.	12,656	722,531
		10,813,211
COLOMBIA — 0.3%
Bancolombia S.A. - ADR	27,423	1,101,856

DENMARK — 1.9%
Coloplast A/S - Series B (a)	3,561	544,579
DSV Panalpina A/S (a)	4,551	764,848
Genmab A/S (a) (b)	992	402,249
Novo Nordisk A/S - ADR	30,237	2,112,054
Orsted A/S (a)	4,053	829,264
Pandora A/S (a)	2,532	283,376
Vestas Wind Systems A/S (a)	4,203	992,871
		5,929,241
FINLAND — 0.5%
Neste OYJ (a)	9,891	718,093
Nokia Corp. - ADR (b)	76,592	299,475
UPM-Kymmene OYJ (a)	14,351	535,149
		1,552,717
FRANCE — 6.2%
Accor S.A. (a) (b)	7,593	275,468
Air Liquide S.A. - ADR	2	66
Air Liquide S.A. (a)	8,862	1,452,835
AXA S.A. - ADR	16,705	400,085
AXA S.A. (a)	16,501	395,716
Capgemini SE - ADR	6,425	198,083
Capgemini SE (a)	2,481	385,909
Cie Generale des Etablissements Michelin SCA (a)	1,074	138,279
Cie Generale des Etablissements Michelin SCA - ADR	18,110	465,789
CNP Assurances (a) (b)	24,456	397,321
Covivio (a)	5,514	505,954
Danone S.A. - ADR	29,620	388,022
Danone S.A. (a)	5,973	393,043
Dassault Systemes SE (a)	3,059	620,399
Dassault Systemes SE - ADR	745	151,734
EssilorLuxottica S.A. (a)	4,430	690,317
Gecina S.A. (a)	2,427	377,383

	Shares	Value
COMMON STOCKS — 98.2%, continued
FRANCE — 6.2%, continued
Groupe Bruxelles Lambert S.A. (a)	6,989	$704,420
Henkel AG & Co. KGaA (a)	2,376	228,943
Hermes International (a)	830	892,443
Kering S.A. (a)	1,378	1,000,019
Klepierre S.A. (a)	14,671	330,875
Legrand S.A. (a)	10,029	897,122
L’Oreal S.A. - ADR	21,745	1,655,882
L’Oreal S.A. (a)	1,380	526,519
Peugeot S.A. (a) (b)	24,141	661,089
Publicis Groupe S.A. (a)	8,339	414,442
Renault S.A. (a) (b)	6,593	288,576
Sartorius Sedim Biotech (a)	1,319	470,169
Schneider Electric SE (a)	9,145	1,321,647
Solvay S.A. (a)	2,892	341,052
Teleperformance (a)	1,454	482,680
TUI AG (a) (b)	48,894	308,001
Unibail-Rodamco-Westfield (a)	3,368	262,305
Unibail-Rodamco-Westfield - CDI (a)	45,646	178,282
Valeo S.A. (a)	9,422	371,628
Vinci S.A. (a)	3,031	301,903
Vivendi S.A. (a)	16,650	537,014
Vivendi S.A. - ADR	5,023	161,238
Wendel SE (a)	2,330	278,050
		19,850,702
GERMANY — 5.0%
adidas AG (a) (b)	1,323	481,293
adidas AG - ADR (b)	2,402	439,542
Allianz SE - ADR	76,050	1,874,632
Allianz SE (a)	880	216,183
BASF SE - ADR	4,760	93,677
BASF SE (a)	4,722	373,224
Bayerische Moteren Werke AG - ADR	2	59
Continental AG (a)	4,866	724,202
Covestro AG (a)	7,156	440,887
Daimler AG (a)	18,669	1,323,189
Deutsche Boerse AG (a)	3,878	660,288
Deutsche Post AG (a)	10,161	503,311
Deutsche Post AG - ADR	14,832	739,227
Deutsche Telekom AG (a)	25,629	467,776
Deutsche Telekom AG - ADR	30,009	548,264
Deutsche Wohnen SE (a)	9,595	511,917
Fraport AG Frankfurt Airport Services Worldwide (a) (b)	10,208	615,854
Infineon Technologies AG (a)	8,718	332,914
Infineon Technologies AG - ADR	12,109	466,802
Merck KGaA (a)	2,316	397,211
Muenchener Rueckversicherungs-Gesellschaft AG (a)	1,787	530,942
Muenchener Rueckversicherungs-Gesellschaft AG - ADR	18,890	561,222
Siemens AG (a)	14,082	2,028,376
Siemens Energy AG (b)	7,041	258,038
Symrise AG (a)	4,617	613,774
Vonovia SE (a)	11,640	850,080
		16,052,884
HONG KONG — 2.9%
AAC Technologies Holdings, Inc. (a)	44,923	249,002

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2020

	Shares	Value
COMMON STOCKS — 98.2%, continued
HONG KONG — 2.9%, continued
AIA Group Ltd. - ADR	36,278	$1,782,338
AIA Group Ltd. (a)	57,569	701,540
BYD Electronic International Co. Ltd. (a)	27,500	144,273
China Conch Venture Holdings Ltd. (a)	94,091	457,851
Geely Automobile Holdings Ltd. (a)	101,000	345,833
Hong Kong Exchanges & Clearing Ltd. (a)	26,978	1,479,784
Lenovo Group Ltd. (a)	770,000	727,948
Link REIT (a)	95,500	867,306
Shandong Weigao Group Medical Polymer Co. Ltd. - H Shares (a)	116,000	262,439
Sino Land Co. Ltd. (a)	168,000	218,620
Sun Art Retail Group Ltd. (a)	276,500	281,304
Swire Properties Ltd. (a)	206,350	599,946
Techtronic Industries Co. Ltd. (a)	24,500	350,188
Wharf Holdings Ltd. (The) (a)	166,000	445,887
Zhongsheng Group Holdings Ltd. (a)	68,000	485,745
		9,400,004
HUNGARY — 0.0% (c)
MOL Hungarian Oil & Gas plc - ADR (b)	6,368	23,524

INDIA — 2.8%
Dr. Reddy’s Laboratories Ltd. - ADR	7,744	552,070
HDFC Bank Ltd. - ADR (b)	30,589	2,210,361
ICICI Bank Ltd. - ADR (b)	144,722	2,150,569
Infosys Ltd. - ADR	131,713	2,232,535
Vedanta Ltd. - ADR	72,118	633,196
Wipro Ltd. - ADR	206,072	1,164,307
		8,943,038
INDONESIA — 0.6%
Bank Mandiri Persero Tbk PT - ADR	87,101	775,199
Telekomunikasi Indonesia Persero Tbk PT - ADR	50,040	1,176,941
		1,952,140
IRELAND — 0.3%
CRH plc - ADR	14,500	617,410
Smurfit Kappa Group plc (a)	10,442	488,072
		1,105,482
ISRAEL — 0.6%
Check Point Software Technologies Ltd. (b)	4,857	645,544
CyberArk Software Ltd. (b)	2,299	371,496
ICL Group Ltd.	39,641	200,187
Nice Ltd. - ADR (b)	2,630	745,710
		1,962,937
ITALY — 1.4%
Assicurazioni Generali S.p.A. (a)	41,464	725,937
Enel S.p.A. (a)	148,245	1,508,290
Intesa Sanpaolo S.p.A. (a)	199,542	471,641
Mediobanca Banca di Credito Finanziario S.p.A. (a) (b)	29,677	274,703
Moncler S.p.A. (a) (b)	7,061	434,096
Poste Italiane S.p.A. (a)	36,562	373,968
Terna Rete Elettrica Nazionale S.p.A. (a)	30,583	234,995
UniCredit S.p.A. (a) (b)	37,450	350,869
		4,374,499
JAPAN — 16.0%
Advantest Corp. (a)	4,800	359,518

	Shares	Value
COMMON STOCKS — 98.2%, continued
JAPAN — 16.0%, continued
Aeon Co. Ltd. (a)	14,100	$462,556
AGC, Inc. (a)	10,000	349,680
Asahi Kasei Corp. (a)	50,000	512,492
Astellas Pharma, Inc. (a)	24,700	382,438
Bridgestone Corp. (a)	23,856	782,355
Brothers Industries Ltd. (a)	13,702	282,849
Canon, Inc. (a)	34,400	666,396
Chugai Pharmaceutical Co. Ltd. (a)	14,700	784,298
Coca-Cola Bottlers Japan Holdings, Inc. (a)	13,100	204,620
Dai Nippon Printing Co. Ltd. - ADR	37	332
Dai Nippon Printing Co. Ltd. (a)	37,618	676,639
Dai-ichi Life Holdings, Inc. (a)	16,346	246,252
Daiichi Sankyo Co. Ltd. (a)	23,430	802,927
Daiichi Sankyo Co. Ltd. - ADR	5,703	197,552
Daiwa House Industry Co. Ltd. (a)	17,000	505,441
Denso Corp. (a)	10,000	595,191
East Japan Railway Co. - ADR	5,418	60,248
East Japan Railway Co. (a)	8,529	568,999
Eisai Co. Ltd. (a)	3,100	221,684
FANUC Corp. (a)	1,200	296,210
FANUC Corp. - ADR	14,250	351,832
Fast Retailing Co. Ltd. (a)	1,000	896,654
FUJIFILM Holdings Corp. - ADR	8,601	455,423
FUJIFILM Holdings Corp. (a)	1,500	79,126
Fujitsu Ltd. (a)	2,267	327,652
Honda Motor Co. Ltd (a)	17,400	490,949
Honda Motor Co. Ltd. - ADR	1,011	28,561
Hoya Corp. - ADR	1,273	176,680
Hoya Corp. (a)	6,861	950,185
Hulic Co., Ltd. (a)	29,200	321,196
Japan Exchange Group, Inc. (a)	8,500	217,184
Kao Corp. (a)	8,000	618,032
KDDI Corp. - ADR	43,814	650,200
Keyence Corp. (a)	3,600	2,025,002
Kubota Corp. - ADR	5,277	582,264
Kubota Corp. (a)	24,000	524,328
Kyocera Corp. (a)	4,300	263,919
Lixil Corp. (a)	15,100	327,459
M3, Inc. (a)	11,200	1,058,003
Marubeni Corp. (a)	91,000	606,262
Mitsubishi Corp. (a)	30,400	749,394
Mitsubishi UFJ Financial Group, Inc. - ADR	10,860	48,110
Mitsubishi UFJ Financial Group, Inc. (a)	60,143	266,283
Mitsui & Co. Ltd. - ADR	1,204	443,999
Mitsui & Co. Ltd. (a)	27,090	496,662
Mitsui OSK Lines Ltd. (a)	16,000	489,642
Mizuho Financial Group, Inc. (a)	42,220	535,848
Murata Manufacturing Co. Ltd. (a)	12,900	1,167,797
Murata Manufacturing Co. Ltd. - ADR	916	20,752
Nexon Co. Ltd. (a)	10,300	317,796
Nidec Corp. - ADR	34,780	1,102,526
Nikon Corp. (a)	67,000	423,286
Nintendo Co. Ltd. - ADR	14,840	1,194,917
Nintendo Co. Ltd. (a)	300	192,577
Nippon Telegraph & Telephone Corp. (a)	22,600	579,877
Nitori Holdings Co. Ltd. (a)	1,050	219,550
Nomura Holdings, Inc. (a)	65,900	348,408
Nomura Real Estate Master Fund, Inc. (a)	222	317,682

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2020

	Shares	Value
COMMON STOCKS — 98.2%, continued
JAPAN — 16.0%, continued
Nomura Research Institute Ltd. (a)	10,200	$364,879
Omron Corp. (a)	7,900	705,223
Ono Pharmaceutical Co. Ltd. (a)	7,141	215,186
Oriental Land Co. Ltd. (a)	2,960	489,071
Pan Pacific International Holdings Corp. (a)	9,295	214,743
Recruit Holdings Co. Ltd. (a)	17,550	737,130
Ricoh Co. Ltd. (a)	36,000	236,725
Secom Co. Ltd. (a)	4,680	431,726
Sekisui House Ltd. - ADR	21,690	444,211
Sekisui House Ltd. (a)	8,000	162,970
Seven & i Holdings Co. Ltd. (a)	17,400	616,126
Shimadzu Corp. (a)	17,000	660,770
Shimano, Inc. (a)	2,084	487,806
Shin-Etsu Chemical Co. Ltd. (a)	6,100	1,070,616
Shiseido Co. Ltd. (a)	2,100	145,367
Shiseido Co. Ltd. - ADR	7,565	524,254
SMC Corp. (a)	678	414,068
SoftBank Corp.	18,522	231,933
SoftBank Group Corp. (a)	14,400	1,117,913
SoftBank Group Corp. - ADR	12,750	492,915
Sony Corp. - ADR	23,139	2,339,353
Sumitomo Corp. (a)	23,254	308,175
Sumitomo Metal Mining Co. Ltd. (a)	8,000	355,838
Sumitomo Mitsui Trust Holdings, Inc. (a)	11,000	339,392
Suzuken Co. Ltd. (a)	7,100	256,828
Sysmex Corp. (a)	2,300	276,743
Takeda Pharmaceutical Co. Ltd. - ADR	22,093	402,093
Takeda Pharmaceutical Co. Ltd. (a)	15,900	575,394
TDK Corp. (a)	3,800	573,341
Terumo Corp. (a)	10,972	459,124
Tokyo Electron Ltd. (a)	1,900	709,749
Tokyo Electron Ltd. - ADR	1,464	137,013
Tokyo Gas Co. Ltd. (a)	13,000	300,879
Toppan Printing Co. Ltd. (a) (b)	34,000	480,120
Toray Industries, Inc.	50,000	295,812
TOTO Ltd. (a)	4,000	240,747
Toyota Motor Corp. - ADR	11,838	1,829,800
Unicharm Corp. (a)	11,200	531,156
USS Co. Ltd. (a)	15,320	309,776
Wacoal Holdings Corp. - ADR	1,316	131,600
Welcia Holdings Co. Ltd. (a)	6,525	246,132
Yamada Holdings Co. Ltd. (a)	40,800	216,765
Yamaha Corp. (a)	3,877	228,443
Yaskawa Electric Corp. (a) (b)	6,600	329,036
Yokogawa Electric Corp. (a)	19,600	390,914
Z Holdings Corp. (a)	40,036	242,260
		51,094,809
JERSEY — 0.7%
Experian plc - ADR	11,145	423,064
Ferguson plc - ADR	56,809	687,951
Ferguson plc (a)	508	61,723
Glencore plc (a) (b)	248,450	789,039
WPP plc (a)	34,966	378,897
		2,340,674
LUXEMBOURG — 0.6%
ArcelorMittal S.A. (b)	21,319	488,205
Aroundtown S.A. (a)	56,076	418,081

	Shares	Value
COMMON STOCKS — 98.2%, continued
LUXEMBOURG — 0.6%, continued
Globant S.A. (b)	1,493	$324,892
Tenaris S.A. - ADR	26,739	426,487
Tenaris S.A. (a)	35,185	285,118
		1,942,783
MEXICO — 0.9%
Coca-Cola Femsa S.A.B. de C.V. - ADR	4,916	226,628
Fomento Economico Mexicano S.A.B. de C.V. - ADR	12,658	959,097
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (b)	2,661	296,143
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (b)	2,464	406,387
Grupo Televisa S.A.B. - ADR (b)	39,194	322,958
Wal-Mart de Mexico S.A.B. de C.V. - ADR	26,577	747,877
		2,959,090
NETHERLANDS — 3.0%
Adyen N.V. (a) (b)	349	810,882
Akzo Nobel N.V. - ADR	9,200	331,752
Argenx SE - ADR (b)	715	210,274
ASML Holding N.V. - ADR	6,611	3,224,317
ING Groep N.V. - ADR (b)	40,673	383,953
ING Groep N.V. (a)	12,870	119,658
Koninklijke Ahold Delhaize N.V. - ADR	24,466	690,553
Koninklijke Ahold Delhaize N.V. (a)	5,491	154,902
Koninklijke DSM N.V. (a)	4,332	744,947
Koninklijke Philips N.V. (b)	16,004	866,937
Prosus N.V. (a) (b)	5,540	598,176
Prosus N.V. - ADR	4,090	88,712
QIAGEN N.V. (b)	7,847	414,714
STMicroelectronics N.V.	14,434	535,790
Wolters Kluwer N.V. (a)	5,142	433,326
		9,608,893
NORWAY — 1.1%
Equinor ASA - ADR	158,981	2,610,468
Mowi ASA (a)	10,838	241,948
Norsk Hydro ASA (a)	112,833	525,059
		3,377,475
PAPUA NEW GUINEA — 0.2%
Oil Search Ltd. (a)	189,182	542,226

PHILIPPINES — 0.2%
PLDT, Inc. - ADR	20,806	580,695

PORTUGAL — 0.2%
EDP - Energias de Portugal S.A. (a)	50,604	317,603
Galp Energia SGPS S.A. (a)	39,468	418,201
		735,804
RUSSIA — 0.2%
Mobile TeleSystems PJSC - ADR	86,910	777,845

SINGAPORE — 1.1%
BOC Aviation Ltd. (a)	45,200	391,227
CapitaLand Integrated Commercial Trust (a)	359,120	587,684
CapitaLand Ltd. (a)	183,000	454,358
City Developments Ltd. (a)	103,000	621,290
DBS Group Holdings Ltd. - ADR	11,392	866,361

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2020

	Shares	Value
COMMON STOCKS — 98.2%, continued
SINGAPORE — 1.1%, continued
Keppel REIT (a)	737	$625
Venture Corp. Ltd. (a)	30,000	441,392
		3,362,937
SOUTH AFRICA — 1.2%
FirstRand Ltd. (a)	201,574	702,429
Gold Fields Ltd. - ADR	28,744	266,457
Impala Platinum Holdings Ltd. - ADR	34,408	477,927
Mr Price Group Ltd. (a)	43,236	501,802
MultiChoice Group Ltd. (a)	36,500	333,214
Naspers Ltd. - Class N - ADR	29,815	1,211,682
Standard Bank Group Ltd. (a)	37,092	321,280
		3,814,791
SOUTH KOREA — 3.1%
KB Financial Group, Inc. - ADR	43,520	1,723,392
Korea Electric Power Corp. - ADR	70,644	866,802
KT Corp. - ADR	90,367	994,940
LG Display Co. Ltd. - ADR	32,327	272,840
POSCO - ADR	30,542	1,903,072
Shinhan Financial Group Co. Ltd. - ADR	47,079	1,401,071
SK Telecom Co. Ltd. - ADR	61,666	1,509,584
Woori Financial Group, Inc. - ADR	39,921	1,093,037
		9,764,738
SPAIN — 1.9%
Aena SME S.A. (a) (b)	1,464	254,504
Amadeus IT Group S.A. (a)	9,206	679,533
Cellnex Telecom S.A. (a)	4,610	276,832
Iberdrola S.A. - ADR	16,749	963,068
Iberdrola S.A. (a)	45,814	658,333
Industria de Diseno Textil S.A. (a)	28,211	895,374
Naturgy Energy Group S.A. (a)	12,657	294,315
Repsol S.A. (a)	140,542	1,415,776
Repsol S.A. - ADR	6,104	61,101
Telefónica S.A. (a)	133,521	531,075
Telefónica S.A. - ADR	34,242	138,338
		6,168,249
SWEDEN — 2.0%
Assa Abloy AB - Class B (a)	14,650	362,065
Atlas Copco AB - A Shares (a)	8,922	458,602
Atlas Copco AB - Class A - ADR	10,074	514,580
Boliden AB (a)	25,785	914,871
Essity AB - Series B (a)	12,219	393,723
Hennes & Mauritz AB - B Shares (a) (b)	19,185	402,771
Hexagon AB - B Shares (a)	8,347	765,343
Kinnevik AB - Class B (a) (b)	17,337	871,035
Sandvik AB - ADR (b)	13,048	320,850
Sandvik AB (a) (b)	17,709	436,809
Svenska Cellulosa AB S.C.A. - Class B (a) (b)	16,418	287,082
Telefonaktiebolaget LM Ericsson - B Shares (a)	60,032	714,176
		6,441,907
SWITZERLAND — 5.9%
ABB Ltd. - ADR	33,452	935,318
Adecco Group AG (a)	3,938	262,281
Adecco Group AG - ADR	4,982	165,751
Barry Callebaut AG (a)	265	631,522
Credit Suisse Group AG (a)	51,770	668,389
Credit Suisse Group AG - ADR	11,870	151,936

	Shares	Value
COMMON STOCKS — 98.2%, continued
SWITZERLAND — 5.9%, continued
Geberit AG (a)	1,023	$640,361
Givaudan S.A. (a)	272	1,150,771
Groupe Bruxelles Lambert S.A.	2,460	250,852
LafargeHolcim Ltd. (a) (b)	8,532	468,297
Logitech International S.A.	5,434	528,130
Lonza Group AG (a)	2,555	1,645,828
Lonza Group AG - ADR	1,070	68,566
Nestlé S.A. - ADR	36,016	4,242,685
Partners Group Holding AG (a)	644	756,718
Roche Holding AG - ADR	82,968	3,637,317
Sika AG (a)	852	232,247
Swatch Group AG (The) (a)	828	225,084
Swiss Re AG (a)	6,096	574,317
UBS Group AG (a) (b)	22,324	314,315
UBS Group AG (b)	2	28
Zurich Insurance Group AG (a)	492	207,337
Zurich Insurance Group AG - ADR	24,700	1,042,834
		18,800,884
TAIWAN — 4.7%
ASE Industrial Holding Co. Ltd. - ADR	126,937	741,312
AU Optronics Corp. - ADR (b)	157,981	782,006
Chunghwa Telecom Co. Ltd. - ADR	76,727	2,963,197
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	89,014	9,706,086
United Microelectronics Corp. - ADR	114,499	965,227
		15,157,828
TURKEY — 0.2%
Turkcell Iletisim Hizmetleri A.S. - ADR	127,033	684,708

UNITED KINGDOM — 7.3%
3i Group plc (a)	68,813	1,088,427
Antofagasta plc (a)	47,452	930,660
Ashtead Group plc (a)	11,037	519,862
AstraZeneca plc - ADR	42,278	2,113,477
Aviva plc (a)	62,051	276,009
Berkeley Group Holdings plc (The) (a)	7,006	453,113
British Land Co. plc (The) (a)	62,287	417,089
BT Group plc (a) (b)	141,966	255,892
Burberry Group plc (a) (b)	13,434	328,065
Coca-Cola European Partners plc	9,316	464,216
Compass Group plc (a)	35,682	665,528
GlaxoSmithKline plc - ADR	33,710	1,240,528
Halma plc (a)	17,839	597,442
HSBC Holdings plc - ADR	18,673	483,817
Informa plc (a) (b)	99,047	740,622
InterContinental Hotels Group plc - ADR (b)	4,765	310,297
InterContinental Hotels Group plc (a) (b)	732	47,445
ITV plc (a)	307,997	448,816
Kingfisher plc (a) (b)	106,863	394,880
Legal & General Group plc (a)	210,040	765,485
Lloyds Banking Group plc (a)	437,921	218,302
Lloyds Banking Group plc - ADR (b)	2,891	5,666
London Stock Exchange Group plc (a)	7,929	978,744
Mondi plc (a)	17,385	407,369
National Grid plc - ADR	5,304	313,095
Ocado Group plc (a) (b)	12,670	396,198
PEARSON plc - ADR	11,827	108,572

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2020

	Shares	Value
COMMON STOCKS — 98.2%, continued
UNITED KINGDOM — 7.3%, continued
PEARSON plc (a)	24,794	$227,502
Prudential plc - ADR	17,512	646,718
Reckitt Benckiser Group plc (a)	3,212	286,689
Reckitt Benckiser Group plc - ADR	47,555	861,697
RELX plc (a)	37,769	924,124
RELX plc - ADR	12,882	317,670
Rentokil Initial plc (a) (b)	66,541	463,943
Sage Group plc (The) (a)	33,781	268,233
Sage Group plc (The) - ADR	2,320	75,154
Segro plc (a)	65,385	848,254
Tesco plc - ADR	29,931	289,430
Tesco plc (a)	139,399	439,918
Unilever plc - ADR	32,932	1,987,776
Vodafone Group plc - ADR	39,744	654,981
		23,261,705
TOTAL COMMON STOCKS (Cost $196,100,055)		314,384,198

	Coupon	Maturity	Par Value	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (d)	2.000%	6/15/2022	$290,000	$290,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	6/15/2023	870,000	870,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/2023	480,000	480,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	6/17/2024	290,000	290,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/13/2024	120,000	120,000
Calvert Social Investment Foundation, Inc. (d)	2.500%	6/13/2025	500,000	500,000
Calvert Social Investment Foundation, Inc. (d)	2.500%	12/15/2025	400,000	400,000
TOTAL CORPORATE NOTES (Cost $2,950,000)				2,950,000

	Shares	Fair Value
MONEY MARKET FUNDS — 0.5%
First American Government Obligations Fund - Class X, 0.04% (e) (Cost $1,446,661)	1,446,661	$1,446,661

TOTAL INVESTMENTS - (Cost $200,496,716) — 99.6%		$318,780,859
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		1,234,637
NET ASSETS — 100.0%		$320,015,496

(a)

This security has been fair valued by the methods established by a systematic valuation model provided by an independent third-party pricing service under the guidelines established by the Board of Trustees (Note 2).

(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	$290,000	$290,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	870,000	870,000	0.3%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	480,000	480,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	290,000	290,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/13/24	12/12/19	120,000	120,000	0.0	%(c)
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/20	06/12/20	500,000	500,000	0.2%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	400,000	400,000	0.1%
		$2,950,000	$2,950,000	0.9%

(e)	The rate shown is the 7-day effective yield as of December 31, 2020.

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2020 (unaudited)

Common Stocks by Sector/Industry	% of Net Assets
Communications — 10.8%
Advertising & Marketing	0.3%
Cable & Satellite	0.3%
Entertainment Content	0.6%
Internet Media & Services	4.1%
Publishing & Broadcasting	0.5%
Telecommunications	5.0%
Consumer Discretionary — 12.0%
Apparel & Textile Products	1.7%
Automotive	2.9%
Consumer Services	0.5%
E-Commerce Discretionary	2.5%
Home Construction	0.8%
Leisure Facilities & Services	0.9%
Leisure Products	0.2%
Retail - Discretionary	2.2%
Wholesale - Discretionary	0.3%
Consumer Staples — 7.1%
Beverages	0.7%
Food	1.8%
Household Products	2.5%
Retail - Consumer Staples	1.7%
Wholesale - Consumer Staples	0.4%
Energy — 2.7%
Oil & Gas Producers	2.2%
Oil & Gas Services & Equipment	0.2%
Renewable Energy	0.3%
Financials — 17.9%
Asset Management	1.5%
Banking	10.0%
Institutional Financial Services	1.4%
Insurance	4.9%
Specialty Finance	0.1%

Common Stocks by Sector/Industry	% of Net Assets
Health Care — 8.6%
Biotech & Pharma	5.3%
Health Care Facilities & Services	1.3%
Medical Equipment & Devices	2.0%
Industrials — 9.9%
Commercial Support Services	1.4%
Diversified Industrials	0.7%
Electrical Equipment	1.7%
Engineering & Construction	0.3%
Industrial Support Services	0.7%
Machinery	2.1%
Transportation & Logistics	3.0%
Materials — 8.5%
Chemicals	2.8%
Construction Materials	0.5%
Containers & Packaging	0.3%
Forestry, Paper & Wood Products	0.6%
Metals & Mining	2.9%
Steel	1.4%
Real Estate — 3.6%
Real Estate Owners & Developers	1.4%
Real Estate Services	0.1%
REITs	2.1%
Technology — 14.6%
Semiconductors	5.4%
Software	1.2%
Technology Hardware	4.2%
Technology Services	3.8%
Utilities — 2.5%
Electric & Gas Marketing & Trading	0.4%
Electric Utilities	2.0%
Gas & Water Utilities	0.1%
98.2%

See accompanying notes to financial statements.

Praxis Value Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

A year ago, (for 2019) I started my commentary with the phrase, “What a difference a year makes!” This certainly continued to ring true for 2020! The year was overwhelmingly dominated by the COVID-19 pandemic situation, the fall elections, and stark contrasts. Value stocks as measured by the S&P 500 Value Index had a muted year, ending 2020 with a small positive return of +1.36%, a huge drop from the +31.92% return in 2019. For U.S. large cap stock returns, 2020 looked like a large checkmark, dipping low from mid-February through March before climbing steadily out of the valley, leading to an S&P 500 annual return of positive 18.39%. In terms of major asset classes, most asset classes showed positive returns by the end of the year, led by gold, followed by small cap stocks, emerging market stocks, U.S. large cap stocks, and mid cap stocks. Though further down the list, with continuing falling interest rates and a round trip on bond spreads, bond returns were once again stellar with the Bloomberg Barclays U.S. Aggregate Index up positive 7.51%, coming close to the positive 8.72% achieved in 2019. The last time we saw back-to-back years with returns over 5% was 2010-2011. REITs and commodities were the asset classes with negative returns over 2020, hit hard by the pandemic-induced changes in the economy. Crude oil started the year at $60.99 per barrel and drifted down before falling off a cliff in April dipping to $5.39 before recovering to $18.99 by month end. Crude oil ended the year at $48.60, averaging $39.44 over the year.

In a review of sector breakouts for large cap stocks, the uneven disparity of winners and losers is stark. Information technology was a clear winner rising over 43%, with consumer discretionary up over 33% and another five sectors (communication services, materials, health care, industrials, and consumer staples) with positive double-digit returns. The consumer discretionary result may seem odd, as travel and leisure would reside here, but so does Amazon and others with e-retail operations. Utilities, financials, and real estate hovered around flat returns for the year. Energy was the clear loser, with a negative 33% return.

2020 also saw a stark contrast between the value style and growth style, with the S&P 500 Value Index returning a measly positive 1.36% and the S&P 500 Growth Index returning a grand positive 33.49%. This pattern did not exist for the whole year, as the recent fourth quarter saw value (up 14.49%) outpace growth (up 10.66%).

In this environment, the Praxis Value Index Fund Class I Shares returned positive 4.07%, outperforming by 271 basis points the positive 1.36% return of the benchmark (S&P 500 Value Index). The Praxis Value Index Fund Class A Shares (without load) returned a positive 3.58%. Our Values + ESG screening framework plus ESG data integration causes differences in returns from our index. Stock-specific factors (versus industry and fundamental factors) were the leading contributors to positive relative performance. As an example, not owning Exxon Mobil (social screen) was a positive contributor, as Exxon Mobil was down 36.2% for the year.

Around mid-year, we started to utilize Sustainalytics ESG scores to enhance our optimization process. Our Morningstar Sustainability ESG Percent Rank-current (as of Dec. 31, 2020) is the 8th percentile (out of 1,455 funds) within the Morningstar US Equity Large Cap Value category. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the Fund’s Morningstar Global Category peers. We continue to be pleased with the performance of the fund, being able to incorporate our Values + ESG screens, and now Sustainalytics ESG scores, to deliver returns that closely track benchmark returns, whether it is a year of small or large returns.

The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list again caused some realignment of portfolio holdings near year end. There were no large crossovers on the scale of Apple’s moves over the last two years, but Tesla caused a stir with its addition to the S&P 500, though it is not part of the S&P 500 Value Index. This reconstitution process is always a good opportunity for us to fine-tune our efforts to track benchmark returns and to optimize our ESG score.

Dale Snyder, CFA®
Praxis Value Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2020, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance.

The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

Praxis Value Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited), continued

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Praxis Value Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/10 to 12/31/20

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/20 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Value Index Fund
Class A *	5/1/01	(1.87%)	5.89%	9.91%	9.53%	0.83%	0.83%
Class A (Without Load)	5/1/01	3.58%	7.82%	11.10%	10.12%
Class I	5/1/06	4.07%	8.29%	11.63%	10.72%	0.41%	0.41%
S&P 500 Value Index [1]		1.36%	6.78%	10.52%	10.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated January 1, 2021.

1    The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Value Index Fund

December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 97.6%
ADVERTISING & MARKETING — 0.2%
Omnicom Group, Inc.	10,229	$637,983

APPAREL & TEXTILE PRODUCTS — 0.8%
NIKE, Inc. - Class B	9,970	1,410,456
PVH Corp.	3,270	307,020
VF Corp.	7,520	642,283
		2,359,759
ASSET MANAGEMENT — 0.7%
BlackRock, Inc.	762	549,813
Charles Schwab Corp. (The)	30,770	1,632,041
		2,181,854
AUTOMOTIVE — 0.4%
BorgWarner, Inc.	14,870	574,577
Ford Motor Co.	65,763	578,057
		1,152,634
BANKING — 8.5%
Bank of America Corp.	169,070	5,124,512
Citigroup, Inc.	47,726	2,942,785
Citizens Financial Group, Inc.	10,900	389,784
Comerica, Inc.	9,200	513,912
Fifth Third Bancorp	19,490	537,339
Huntington Bancshares, Inc.	33,170	418,937
JPMorgan Chase & Co.	69,925	8,885,370
KeyCorp	21,488	352,618
M&T Bank Corp.	4,696	597,801
People’s United Financial, Inc.	32,700	422,811
PNC Financial Services Group, Inc. (The)	11,631	1,733,019
Regions Financial Corp.	24,860	400,743
Truist Financial Corp.	32,700	1,567,311
U.S. Bancorp	44,707	2,082,899
Zions Bancorp., N.A.	9,670	420,065
		26,389,906
BEVERAGES — 2.5%
Coca-Cola Co. (The)	73,340	4,021,965
PepsiCo, Inc.	25,859	3,834,890
		7,856,855
BIOTECH & PHARMA — 6.2%
AbbVie, Inc.	11,026	1,181,436
Alexion Pharmaceuticals, Inc. (a)	2,380	371,851
Amgen, Inc.	7,744	1,780,501
Biogen, Inc. (a)	2,300	563,178
Bristol-Myers Squibb Co.	28,879	1,791,364
Eli Lilly & Co.	5,310	896,540
Gilead Sciences, Inc.	32,650	1,902,189
Johnson & Johnson	40,071	6,306,374
Merck & Co., Inc.	34,740	2,841,732
Viatris, Inc. (a)	39,840	746,602
Zoetis, Inc.	3,990	660,345
		19,042,112
CABLE & SATELLITE — 1.0%
Comcast Corp. - Class A	60,520	3,171,248

CHEMICALS — 4.2%
Air Products & Chemicals, Inc.	6,347	1,734,127
Celanese Corp.	4,040	524,958

	Shares	Fair Value
COMMON STOCKS — 97.6%, continued
CHEMICALS — 4.2%, continued
Dow, Inc.	8,860	$491,730
DuPont de Nemours, Inc.	14,721	1,046,810
Eastman Chemical Co.	8,360	838,341
Ecolab, Inc.	5,080	1,099,109
International Flavors & Fragrances, Inc.	2,880	313,459
Linde plc	11,936	3,145,255
LyondellBasell Industries N.V. - Class A	20,130	1,845,116
PPG Industries, Inc.	8,830	1,273,462
Sherwin-Williams Co. (The)	960	705,514
		13,017,881
COMMERCIAL SUPPORT SERVICES — 1.7%
Republic Services, Inc.	22,390	2,156,157
Robert Half International, Inc.	8,160	509,837
Waste Management, Inc.	20,790	2,451,764
		5,117,758
CONTAINERS & PACKAGING — 0.5%
Ball Corp.	5,768	537,462
International Paper Co.	12,160	604,595
WestRock Co.	10,430	454,018
		1,596,075
DIVERSIFIED INDUSTRIALS — 1.1%
Dover Corp.	5,253	663,191
Emerson Electric Co.	5,624	452,001
Illinois Tool Works, Inc.	11,135	2,270,204
		3,385,396
ELECTRIC UTILITIES — 4.1%
AES Corp. (The)	27,234	639,999
American Electric Power Co., Inc.	11,030	918,468
CMS Energy Corp.	6,220	379,482
Consolidated Edison, Inc.	16,641	1,202,645
DTE Energy Co.	4,170	506,280
Duke Energy Corp.	18,704	1,712,538
Edison International	11,827	742,972
Eversource Energy	10,350	895,379
NextEra Energy, Inc.	32,340	2,495,031
Sempra Energy	8,983	1,144,524
Southern Co. (The)	25,121	1,543,183
Xcel Energy, Inc.	9,094	606,297
		12,786,798
ELECTRICAL EQUIPMENT — 2.7%
Carrier Global Corp.	9,550	360,226
Johnson Controls International plc	119,847	5,583,672
Otis Worldwide Corp.	5,570	376,254
Rockwell Automation, Inc.	3,650	915,456
Roper Technologies, Inc.	2,520	1,086,347
		8,321,955
ENTERTAINMENT CONTENT — 3.2%
Activision Blizzard, Inc.	6,620	614,667
Discovery, Inc. (a)	19,010	572,011
Electronic Arts, Inc.	2,910	417,876
Fox Corp. - Class A	15,020	437,382
ViacomCBS, Inc. - Class B	14,746	549,436
Walt Disney Co. (The) (a)	40,279	7,297,749
		9,889,121

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 97.6%, continued
FOOD — 2.2%
Campbell Soup Co.	7,050	$340,868
Conagra Brands, Inc.	16,070	582,698
General Mills, Inc.	16,104	946,915
Hershey Co. (The)	2,830	431,094
Hormel Foods Corp.	8,250	384,532
Kellogg Co.	6,820	424,409
Kraft Heinz Co. (The)	15,130	524,406
McCormick & Co., Inc.	4,900	468,440
Mondelez International, Inc. - Class A	34,022	1,989,266
Tyson Foods, Inc. - Class A	9,110	587,048
		6,679,676
GAS & WATER UTILITIES — 0.5%
American Water Works Co., Inc.	4,630	710,566
NiSource, Inc.	29,770	682,924
		1,393,490
HEALTH CARE FACILITIES & SERVICES — 4.6%
AmerisourceBergen Corp.	8,740	854,422
Anthem, Inc.	6,020	1,932,962
Cardinal Health, Inc.	12,620	675,927
Centene Corp. (a)	10,170	610,505
Cigna Corp.	6,662	1,386,895
CVS Health Corp.	29,554	2,018,538
HCA Healthcare, Inc.	4,100	674,286
Humana, Inc.	1,420	582,584
IQVIA Holdings, Inc. (a)	2,920	523,177
Laboratory Corp. of America Holdings (a)	2,120	431,526
McKesson Corp.	5,714	993,779
UnitedHealth Group, Inc.	9,750	3,419,130
		14,103,731
HOUSEHOLD PRODUCTS — 1.9%
Church & Dwight Co., Inc.	6,650	580,080
Estee Lauder Cos., Inc. (The) - Class A	2,230	593,604
Kimberly-Clark Corp.	3,750	505,612
Procter & Gamble Co. (The)	30,256	4,209,820
		5,889,116
INDUSTRIAL SUPPORT SERVICES — 0.1%
W.W. Grainger, Inc.	1,090	445,091

INSTITUTIONAL FINANCIAL SERVICES — 2.6%
Bank of New York Mellon Corp. (The)	25,784	1,094,273
CME Group, Inc.	9,190	1,673,039
Goldman Sachs Group, Inc. (The)	6,197	1,634,211
Intercontinental Exchange, Inc.	5,470	630,636
Morgan Stanley	29,931	2,051,171
Northern Trust Corp.	6,297	586,503
State Street Corp.	6,610	481,076
		8,150,909
INSURANCE — 5.1%
Aflac, Inc.	20,270	901,407
Allstate Corp. (The)	10,919	1,200,326
American International Group, Inc.	29,507	1,117,135
Arthur J. Gallagher & Co.	2,930	362,470
Assurant, Inc.	4,170	568,037
Berkley (W.R.) Corp.	11,170	741,911
Cincinnati Financial Corp.	7,712	673,797
Globe Life, Inc.	6,860	651,426

	Shares	Fair Value
COMMON STOCKS — 97.6%, continued
INSURANCE — 5.1%, continued
Hartford Financial Services Group, Inc. (The)	23,910	$1,171,112
Lincoln National Corp.	15,840	796,910
Loews Corp.	16,890	760,388
Marsh & McLennan Cos., Inc.	7,150	836,550
MetLife, Inc.	35,413	1,662,640
Principal Financial Group, Inc.	11,170	554,144
Progressive Corp. (The)	4,060	401,453
Prudential Financial, Inc.	23,410	1,827,619
Travelers Cos., Inc. (The)	11,383	1,597,832
		15,825,157
INTERNET MEDIA & SERVICES — 0.6%
Booking Holdings, Inc. (a)	660	1,469,998
Expedia Group, Inc.	3,040	402,496
		1,872,494
LEISURE FACILITIES & SERVICES — 2.5%
Carnival Corp.	28,663	620,841
Darden Restaurants, Inc.	4,210	501,495
Hilton Worldwide Holdings, Inc.	6,420	714,289
Live Nation Entertainment, Inc. (a)	6,190	454,841
Marriott International, Inc. - Class A	8,550	1,127,916
McDonald’s Corp.	9,980	2,141,509
Starbucks Corp.	13,490	1,443,160
Yum! Brands, Inc.	5,400	586,224
		7,590,275
LEISURE PRODUCTS — 0.1%
Hasbro, Inc.	3,230	302,134

MACHINERY — 1.0%
Deere & Co.	2,897	779,438
Ingersoll-Rand, Inc. (a)	10,810	492,504
Stanley Black & Decker, Inc.	5,070	905,299
Xylem, Inc.	10,290	1,047,419
		3,224,660
MEDICAL EQUIPMENT & DEVICES — 4.6%
Abbott Laboratories	20,890	2,287,246
Baxter International, Inc.	17,182	1,378,684
Becton, Dickinson and Co.	7,110	1,779,064
Boston Scientific Corp. (a)	38,100	1,369,695
Cooper Cos., Inc. (The)	1,170	425,084
Danaher Corp.	6,410	1,423,917
DENTSPLY SIRONA, Inc.	8,810	461,292
Edwards Lifesciences Corp. (a)	5,460	498,116
Illumina, Inc. (a)	2,520	932,400
Medtronic plc	11,300	1,323,682
Stryker Corp.	2,240	548,890
Teleflex, Inc.	1,370	563,851
Thermo Fisher Scientific, Inc.	1,954	910,134
Varian Medical Systems, Inc. (a)	1,980	346,520
		14,248,575
METALS & MINING — 0.3%
Newmont Corp.	15,870	950,454

OIL & GAS PRODUCERS — 2.0%
ConocoPhillips	58,797	2,351,292
Hess Corp.	13,460	710,553
Marathon Oil Corp.	122,660	818,142

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 97.6%, continued
OIL & GAS PRODUCERS — 2.0%, continued
ONEOK, Inc.	17,125	$657,258
Valero Energy Corp.	27,850	1,575,475
		6,112,720
OIL & GAS SERVICES & EQUIPMENT — 0.8%
Baker Hughes Co.	35,970	749,974
Schlumberger Ltd.	78,036	1,703,526
		2,453,500
REAL ESTATE SERVICES — 0.6%
CBRE Group, Inc. - Class A (a)	29,380	1,842,714

REITS — 4.8%
American Tower Corp.	4,760	1,068,430
AvalonBay Communities, Inc.	5,900	946,537
Boston Properties, Inc.	2,990	282,645
Crown Castle International Corp.	4,160	662,230
Digital Realty Trust, Inc.	5,980	834,270
Equinix, Inc.	910	649,904
Equity Residential	17,370	1,029,693
Federal Realty Investment Trust	5,670	482,630
Healthpeak Properties, Inc.	20,530	620,622
Host Hotels & Resorts, Inc.	23,100	337,953
Iron Mountain, Inc.	22,570	665,364
Kimco Realty Corp.	22,420	336,524
Prologis, Inc.	22,180	2,210,459
Public Storage	1,920	443,386
Realty Income Corp.	9,490	589,993
Regency Centers Corp.	14,960	682,026
Simon Property Group, Inc.	9,489	809,222
SL Green Realty Corp.	8,860	527,879
Ventas, Inc.	10,570	518,353
Vornado Realty Trust	15,980	596,693
Welltower, Inc.	9,100	588,042
		14,882,855
RETAIL - CONSUMER STAPLES — 2.5%
Costco Wholesale Corp.	3,160	1,190,625
Dollar Tree, Inc. (a)	4,230	457,009
Kroger Co. (The)	11,374	361,238
Target Corp.	3,350	591,376
Walgreen Boots Alliance, Inc.	23,650	943,162
Walmart, Inc.	27,890	4,020,343
		7,563,753
RETAIL - DISCRETIONARY — 1.9%
Genuine Parts Co.	4,570	458,965
Home Depot, Inc. (The)	6,312	1,676,593
Lowe’s Cos., Inc.	3,930	630,804
Ross Stores, Inc.	9,950	1,221,960
TJX Cos., Inc. (The)	29,130	1,989,288
		5,977,610
SEMICONDUCTORS — 3.2%
Analog Devices, Inc.	4,430	654,444
Broadcom, Inc.	3,100	1,357,335
Intel Corp.	90,228	4,495,159
Micron Technology, Inc. (a)	22,810	1,714,856
Texas Instruments, Inc.	10,140	1,664,278
		9,886,072

	Shares	Fair Value
COMMON STOCKS — 97.6%, continued
SOFTWARE — 1.0%
Microsoft Corp.	4,950	$1,100,979
Oracle Corp.	20,392	1,319,159
salesforce.com, inc. (a)	1,770	393,878
Synopsys, Inc. (a)	860	222,946
		3,036,962
SPECIALTY FINANCE — 1.5%
American Express Co.	17,094	2,066,835
Capital One Financial Corp.	12,040	1,190,154
Discover Financial Services	7,820	707,945
Synchrony Financial	15,070	523,080
		4,488,014
STEEL — 0.1%
Nucor Corp.	6,590	350,522

TECHNOLOGY HARDWARE — 2.1%
Cisco Systems, Inc.	98,170	4,393,108
Corning, Inc.	14,610	525,960
HP, Inc.	36,560	899,010
Juniper Networks, Inc.	21,720	488,917
Western Digital Corp.	5,865	324,862
		6,631,857
TECHNOLOGY SERVICES — 7.2%
Accenture plc - Class A	17,800	4,649,538
Automatic Data Processing, Inc.	5,210	918,002
Cognizant Technology Solutions Corp. - Class A	6,500	532,675
DXC Technology Co.	15,380	396,035
Fidelity National Information Services, Inc.	16,860	2,385,015
Fiserv, Inc. (a)	8,970	1,021,324
FleetCor Technologies, Inc. (a)	2,190	597,498
Global Payments, Inc.	7,040	1,516,557
International Business Machines Corp.	21,862	2,751,988
Mastercard, Inc. - Class A	6,940	2,477,164
Paychex, Inc.	10,194	949,877
S&P Global, Inc.	1,620	532,543
Visa, Inc. - Class A	15,730	3,440,623
		22,168,839
TELECOMMUNICATIONS — 3.7%
AT&T, Inc.	172,856	4,971,339
CenturyLink, Inc.	30,728	299,598
T-Mobile US, Inc. (a)	3,980	536,703
Verizon Communications, Inc.	96,820	5,688,175
		11,495,815
TRANSPORTATION & LOGISTICS — 2.0%
American Airlines Group, Inc.	23,560	371,541
CSX Corp.	6,000	544,500
Delta Air Lines, Inc.	15,560	625,668
FedEx Corp.	1,790	464,720
J.B. Hunt Transport Services, Inc.	4,690	640,888
Norfolk Southern Corp.	2,680	636,795
Southwest Airlines Co.	8,960	417,626
Union Pacific Corp.	6,650	1,384,663
United Airlines Holdings, Inc. (a)	12,530	541,922
United Parcel Service, Inc. - Class B	4,000	673,600
		6,301,923

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 97.6%, continued
WHOLESALE - CONSUMER STAPLES — 0.3%
Sysco Corp.	13,680	$1,015,877

TOTAL COMMON STOCKS (COST $244,840,719)		301,792,130

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (b)	2.000%	06/15/22	$280,000	$280,000
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/15/23	450,000	450,000
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/15/23	720,000	720,000
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/17/24	280,000	280,000
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/13/24	250,000	250,000
Calvert Social Investment Foundation, Inc. (b)	2.500%	06/13/25	280,000	280,000
Calvert Social Investment Foundation, Inc. (b)	2.500%	12/15/25	450,000	450,000
TOTAL CORPORATE NOTES (COST $2,710,000)				2,710,000

	Shares	Fair Value
MONEY MARKET FUNDS — 0.6%
First American Government Obligations Fund - Class X, 0.04% (c) (COST $1,781,848)	1,781,848	$1,781,848

TOTAL INVESTMENTS - (COST $249,332,567) — 99.1%		$306,283,978
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		2,712,266
NET ASSETS — 100.0%		$308,996,244

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	$280,000	$280,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	450,000	450,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	720,000	720,000	0.3%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	280,000	280,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/13/24	12/12/19	250,000	250,000	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	280,000	280,000	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	450,000	450,000	0.1%
		$2,710,000	$2,710,000	0.9%

(c)	The rate shown is the 7-day effective yield as of December 31, 2020.

plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Growth Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

A year ago, (for 2019) I started my commentary with the phrase, “What a difference a year makes!” This certainly continued to ring true for 2020! The year was overwhelmingly dominated by the COVID-19 pandemic, the fall elections, and stark contrasts. Growth stocks as measured by the S&P 500 Growth Index had another banner year, ending 2020 with a large positive return of +33.49%, even besting the +31.13% return in 2019. For U.S. large cap stock returns, 2020 looked like a large checkmark, dipping low from mid-February through March before climbing steadily out of the valley – leading to an S&P 500 annual return of positive 18.39%. In terms of major asset classes, most asset classes showed positive returns by the end of the year, led by gold, followed by small cap stocks, emerging market stocks, U.S. large cap stocks, and mid cap stocks. Though further down the list, with continuing falling interest rates and a round trip on bond spreads, bond returns were once again stellar, with the Bloomberg Barclays U.S. Aggregate Index up 7.51%, coming close to the positive 8.72% achieved in 2019. The last time we saw back-to-back years with returns over 5% was 2010-2011. REITs and commodities were the asset classes with negative returns over 2020, hit hard by the pandemic-induced changes in the economy. Crude oil started the year at $60.99 per barrel and drifted down before falling off a cliff in April, dipping to $5.39 before recovering to $18.99 by month end. Crude oil ended the year at $48.60, averaging $39.44 over the year.

In a review of sector breakouts for large cap stocks, the uneven disparity of winners and losers is stark. Information technology was a clear winner, rising over 43% with consumer discretionary up over 33% and another five sectors (communication services, materials, health care, industrials, and consumer staples) with positive double-digit returns. The consumer discretionary result may seem odd as travel and leisure would reside here, but so does Amazon and others with e-retail operations. Utilities, financials, and real estate hovered around flat returns for the year. Energy was the clear loser, with a negative 33% return.

2020 also saw a stark contrast between the growth style and value style, with the S&P 500 Growth Index returning a grand positive 33.49% and the S&P 500 Value Index returning a measly positive 1.36%. This pattern did not exist for the whole year, as the recent fourth quarter saw growth (up 10.66%) bested by value (up 14.49%).

In this environment, the Praxis Growth Index Fund Class I Shares returned a positive 33.19%, underperforming by 30 basis points the positive 33.49% return of the benchmark (S&P 500 Growth Index). The Praxis Growth Index Fund Class A Shares (without load) returned a positive 32.81%. Our Values + ESG screening framework plus ESG data integration causes differences in returns from our index. Fundamental and other factors (versus industry and stock specific factors) were the leading contributors to negative relative performance. One stock example – being underweight, Amazon was a negative contributor as its stock was up 76.3% during the year. Current SEC diversification rules limit our ability to increase holdings in the highest weighted names in our benchmark index.

Around mid-year, we started to utilize Sustainalytics ESG scores to enhance our optimization process. Our Morningstar Sustainability ESG Percent Rank-current (as of Dec. 31, 2020) is the 9th percentile (out of 1,451 funds) within the Morningstar US Equity Large Cap Growth category. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the Fund’s Morningstar Global Category peers. We continue to be pleased with the performance of the Fund, being able to incorporate our Values + ESG screens, and now Sustainalytics ESG scores to deliver returns that closely track benchmark returns, especially in years of large positive returns.

The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list again caused some realignment of portfolio holdings near year end. There were no large crossovers on the scale of Apple’s moves over the last two years, but Tesla caused a stir with its addition to the S&P 500 and is now a member of the S&P 500 Growth Index and our Fund. This reconstitution process is always a good opportunity for us to fine-tune our efforts to track benchmark returns and to optimize our ESG score.

Dale Snyder, CFA®
Praxis Growth Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2020, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance.

The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

Praxis Growth Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited), continued

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Praxis Growth Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/10 to 12/31/20

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/20 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Growth Index Fund
Class A *	5/1/07	25.83%	18.24%	17.47%	15.25%	0.74%	0.74%
Class A (Without Load)	5/1/07	32.81%	20.39%	18.75%	15.88%
Class I	5/1/07	33.19%	20.82%	19.20%	16.39%	0.38%	0.38%
S&P 500 Growth Index [1]		33.49%	20.51%	18.98%	16.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated January 1, 2021.

1    The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings change to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Growth Index Fund

December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 98.1%
APPAREL & TEXTILE PRODUCTS — 0.8%
NIKE, Inc. - Class B	21,587	$3,053,913
VF Corp.	1,470	125,553
		3,179,466
ASSET MANAGEMENT — 0.5%
BlackRock, Inc.	2,233	1,611,199
T. Rowe Price Group, Inc.	1,940	293,697
		1,904,896
AUTOMOTIVE — 3.2%
Tesla, Inc. (a)	17,970	12,680,890

BANKING — 0.1%
SVB Financial Group (a)	800	310,264

BEVERAGES — 1.1%
Coca-Cola Co. (The)	24,140	1,323,838
PepsiCo, Inc.	19,670	2,917,061
		4,240,899
BIOTECH & PHARMA — 4.6%
AbbVie, Inc.	28,751	3,080,670
Alexion Pharmaceuticals, Inc. (a)	4,711	736,046
Amgen, Inc.	6,134	1,410,329
Biogen, Inc. (a)	1,280	313,421
Bristol-Myers Squibb Co.	28,376	1,760,163
Eli Lilly & Co.	8,820	1,489,169
Incyte Corp. (a)	4,067	353,748
Johnson & Johnson	20,108	3,164,597
Merck & Co., Inc.	24,871	2,034,448
Regeneron Pharmaceuticals, Inc. (a)	2,501	1,208,258
Vertex Pharmaceuticals, Inc. (a)	5,704	1,348,083
Zoetis, Inc.	8,600	1,423,300
		18,322,232
CABLE & SATELLITE — 1.3%
Charter Communications, Inc. - Class A (a)	3,722	2,462,289
Comcast Corp. - Class A	53,294	2,792,606
		5,254,895
CHEMICALS — 1.4%
Air Products & Chemicals, Inc.	4,148	1,133,316
Dow, Inc.	8,087	448,828
Ecolab, Inc.	2,074	448,731
Linde plc	11,878	3,129,972
Sherwin-Williams Co. (The)	737	541,629
		5,702,476
COMMERCIAL SUPPORT SERVICES — 0.2%
Cintas Corp.	840	296,906
Rollins, Inc.	7,280	284,430
Waste Management, Inc.	3,384	399,075
		980,411
CONTAINERS & PACKAGING — 0.2%
Ball Corp.	8,283	771,810

DIVERSIFIED INDUSTRIALS — 0.3%
Illinois Tool Works, Inc.	5,784	1,179,242

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
E-COMMERCE DISCRETIONARY — 7.4%
Amazon.com, Inc. (a)	8,700	$28,335,291
eBay, Inc.	10,335	519,334
Etsy, Inc. (a)	3,530	628,022
		29,482,647
ELECTRIC UTILITIES — 0.4%
Eversource Energy	6,420	555,394
NextEra Energy, Inc.	11,334	874,418
		1,429,812
ELECTRICAL EQUIPMENT — 0.9%
AMETEK, Inc.	2,489	301,019
Amphenol Corp. - Class A	3,936	514,711
Carrier Global Corp.	9,910	373,805
Keysight Technologies, Inc. (a)	4,941	652,657
Otis Worldwide Corp.	5,220	352,611
Rockwell Automation, Inc.	2,298	576,361
Roper Technologies, Inc.	1,699	732,422
TE Connectivity Ltd.	2,510	303,886
		3,807,472
ENTERTAINMENT CONTENT — 0.6%
Activision Blizzard, Inc.	11,130	1,033,420
Electronic Arts, Inc.	5,055	725,898
Walt Disney Co. (The) (a)	2,553	462,553
		2,221,871
FOOD — 0.1%
General Mills, Inc.	8,970	527,436

GAS & WATER UTILITIES — 0.1%
American Water Works Co., Inc.	3,780	580,117

HEALTH CARE FACILITIES & SERVICES — 2.1%
AmerisourceBergen Corp.	2,960	289,370
Anthem, Inc.	930	298,614
Catalent, Inc. (a)	2,980	310,129
Cigna Corp.	1,440	299,779
DaVita, Inc. (a)	2,520	295,848
HCA Healthcare, Inc.	2,590	425,951
Henry Schein, Inc. (a)	8,130	543,572
Humana, Inc.	1,060	434,886
IQVIA Holdings, Inc. (a)	2,768	495,943
Laboratory Corp. of America Holdings (a)	1,440	293,112
McKesson Corp.	3,370	586,110
UnitedHealth Group, Inc.	11,450	4,015,286
		8,288,600
HOME CONSTRUCTION — 0.2%
D.R. Horton, Inc.	6,078	418,896
Masco Corp.	8,006	439,769
		858,665
HOUSEHOLD PRODUCTS — 1.6%
Church & Dwight Co., Inc.	6,461	563,593
Clorox Co. (The)	1,450	292,784
Colgate-Palmolive Co.	9,857	842,872
Estée Lauder Cos., Inc. (The) - Class A	2,359	627,942
Kimberly-Clark Corp.	2,331	314,289
Procter & Gamble Co. (The)	26,417	3,675,661
		6,317,141

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
INDUSTRIAL SUPPORT SERVICES — 0.3%
Fastenal Co.	8,024	$391,812
United Rentals, Inc. (a)	1,490	345,546
W.W. Grainger, Inc.	1,230	502,258
		1,239,616
INSTITUTIONAL FINANCIAL SERVICES — 0.3%
Intercontinental Exchange, Inc.	8,731	1,006,597
Nasdaq, Inc.	2,270	301,320
		1,307,917
INSURANCE — 0.4%
Marsh & McLennan Cos., Inc.	8,240	964,080
Progressive Corp. (The)	7,258	717,671
		1,681,751
INTERNET MEDIA & SERVICES — 11.3%
Alphabet, Inc. - Class A (a)	5,155	9,034,859
Alphabet, Inc. - Class C (a)	7,156	12,536,453
Booking Holdings, Inc. (a)	445	991,135
Expedia Group, Inc.	2,340	309,816
Facebook, Inc. - Class A (a)	56,555	15,448,564
Netflix, Inc. (a)	10,752	5,813,929
Twitter, Inc. (a)	19,770	1,070,546
		45,205,302
LEISURE FACILITIES & SERVICES — 1.1%
Chipotle Mexican Grill, Inc. (a)	617	855,600
Domino’s Pizza, Inc.	1,410	540,679
Hilton Worldwide Holdings, Inc.	2,799	311,417
McDonald’s Corp.	4,737	1,016,465
Starbucks Corp.	14,692	1,571,750
Yum! Brands, Inc.	2,684	291,375
		4,587,286
MACHINERY — 0.5%
Deere & Co.	6,786	1,825,773
Xylem, Inc.	3,320	337,943
		2,163,716
MEDICAL EQUIPMENT & DEVICES — 5.2%
Abbott Laboratories	23,826	2,608,709
ABIOMED, Inc. (a)	1,040	337,168
Agilent Technologies, Inc.	8,185	969,841
Align Technology, Inc. (a)	1,711	914,324
Bio-Rad Laboratories, Inc. - Class A (a)	1,000	582,940
Cooper Cos., Inc. (The)	1,161	421,815
Danaher Corp.	9,774	2,171,196
DexCom, Inc. (a)	2,750	1,016,730
Edwards Lifesciences Corp. (a)	7,610	694,260
Hologic, Inc. (a)	6,559	477,692
IDEXX Laboratories, Inc. (a)	2,060	1,029,732
Illumina, Inc. (a)	2,758	1,020,460
Mettler-Toledo International, Inc. (a)	960	1,094,093
PerkinElmer, Inc.	4,400	631,400
ResMed, Inc.	3,458	735,033
Stryker Corp.	200	49,008
Thermo Fisher Scientific, Inc.	10,795	5,028,095
Waters Corp. (a)	1,646	407,253
West Pharmaceutical Services, Inc.	2,490	705,442
		20,895,191

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
METALS & MINING — 0.1%
Newmont Corp.	6,860	$410,845

REAL ESTATE SERVICES — 0.1%
CBRE Group, Inc. - Class A (a)	4,533	284,310

REITS — 1.3%
American Tower Corp.	5,412	1,214,778
Crown Castle International Corp.	6,699	1,066,414
Equinix, Inc.	1,687	1,204,822
Extra Space Storage, Inc.	2,720	315,139
Prologis, Inc.	2,897	288,715
Public Storage	1,250	288,662
SBA Communications Corp.	1,668	470,593
Welltower, Inc.	4,110	265,588
		5,114,711
RETAIL - CONSUMER STAPLES — 1.3%
Costco Wholesale Corp.	5,743	2,163,847
Dollar General Corp.	7,323	1,540,027
Target Corp.	8,164	1,441,191
		5,145,065
RETAIL - DISCRETIONARY — 2.7%
AutoZone, Inc. (a)	469	555,971
Best Buy Co., Inc.	2,850	284,402
Home Depot, Inc. (The)	20,526	5,452,116
L Brands, Inc.	2,720	101,157
Lowe’s Cos., Inc.	14,179	2,275,871
O’Reilly Automotive, Inc. (a)	1,750	791,997
Ross Stores, Inc.	2,765	339,570
TJX Cos., Inc. (The)	6,093	416,091
Tractor Supply Co.	2,070	291,001
Ulta Beauty, Inc. (a)	1,070	307,261
		10,815,437
SEMICONDUCTORS — 6.9%
Advanced Micro Devices, Inc. (a)	29,581	2,712,873
Analog Devices, Inc.	2,034	300,483
Applied Materials, Inc.	22,796	1,967,295
Broadcom, Inc.	6,519	2,854,344
IPG Photonics Corp. (a)	1,340	299,879
KLA Corp.	4,142	1,072,405
Lam Research Corp.	3,673	1,734,648
Microchip Technology, Inc.	2,040	281,744
NVIDIA Corp.	15,209	7,942,140
Qorvo, Inc. (a)	1,840	305,937
QUALCOMM, Inc.	28,060	4,274,660
Teradyne, Inc.	4,540	544,301
Texas Instruments, Inc.	15,207	2,495,925
Xilinx, Inc.	6,539	927,034
		27,713,668
SOFTWARE — 16.4%
Adobe, Inc. (a)	14,127	7,065,195
Akamai Technologies, Inc. (a)	4,310	452,507
ANSYS, Inc. (a)	2,628	956,066
Autodesk, Inc. (a)	5,946	1,815,552
Cadence Design Systems, Inc. (a)	9,394	1,281,623
Citrix Systems, Inc.	2,932	381,453
Fortinet, Inc. (a)	4,150	616,400

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
SOFTWARE — 16.4%, continued
Intuit, Inc.	7,190	$2,731,122
Microsoft Corp.	168,288	37,430,617
Oracle Corp.	28,780	1,861,778
Paycom Software, Inc. (a)	1,270	574,357
salesforce.com, inc. (a)	24,017	5,344,503
ServiceNow, Inc. (a)	5,223	2,874,896
Synopsys, Inc. (a)	6,470	1,677,283
Tyler Technologies, Inc. (a)	1,360	593,667
		65,657,019
TECHNOLOGY HARDWARE — 12.1%
Apple, Inc.	351,448	46,633,635
Arista Networks, Inc. (a)	1,860	540,460
Cisco Systems, Inc.	6,520	291,770
Corning, Inc.	8,980	323,280
F5 Networks, Inc. (a)	1,670	293,820
Zebra Technologies Corp. - Class A (a)	1,267	486,946
		48,569,911
TECHNOLOGY SERVICES — 8.6%
Accenture plc - Class A	18,389	4,803,391
Automatic Data Processing, Inc.	5,950	1,048,390
Broadridge Financial Solutions, Inc.	2,596	397,707
Cognizant Technology Solutions Corp. - Class A	4,970	407,292
Fidelity National Information Services, Inc.	1,920	271,603
Fiserv, Inc. (a)	9,656	1,099,432
FleetCor Technologies, Inc. (a)	1,044	284,835
Global Payments, Inc.	1,700	366,214
IHS Markit Ltd.	6,627	595,303
Jack Henry & Associates, Inc.	1,790	289,962
MarketAxess Holdings, Inc.	960	547,738
Mastercard, Inc. - Class A	16,976	6,059,413
Moody’s Corp.	3,375	979,560
MSCI, Inc.	1,797	802,414
Paychex, Inc.	3,065	285,597
PayPal Holdings, Inc. (a)	31,727	7,430,463
S&P Global, Inc.	6,654	2,187,369
Verisk Analytics, Inc.	3,035	630,036
Visa, Inc. - Class A	27,913	6,105,411
		34,592,130
TELECOMMUNICATIONS — 0.3%
T-Mobile US, Inc. (a)	8,780	1,183,983

TRANSPORTATION & LOGISTICS — 1.8%
CSX Corp.	9,637	874,558
Expeditors International of Washington, Inc.	3,100	294,841
FedEx Corp.	4,000	1,038,480
J.B. Hunt Transport Services, Inc.	2,270	310,195
Norfolk Southern Corp.	2,169	515,376
Old Dominion Freight Line, Inc.	3,310	646,046
Union Pacific Corp.	7,201	1,499,392
United Parcel Service, Inc. - Class B	11,875	1,999,750
		7,178,638
WHOLESALE - DISCRETIONARY — 0.3%
Copart, Inc. (a)	5,108	649,993
Pool Corp.	1,190	443,275
		1,093,268
TOTAL COMMON STOCKS (COST $182,899,314)		392,881,006

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (b)	2.000%	06/15/22	$550,000	$550,000
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/15/23	900,000	900,000
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/15/23	200,000	200,000
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/17/24	550,000	550,000
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/13/24	150,000	150,000
Calvert Social Investment Foundation, Inc. (b)	2.500%	06/13/25	670,000	670,000
Calvert Social Investment Foundation, Inc. (b)	2.500%	12/15/25	500,000	500,000
TOTAL CORPORATE NOTES (COST $3,520,000)				3,520,000

	Shares	Fair Value
MONEY MARKET FUNDS — 0.4%
First American Government Obligations Fund - Class X, 0.04% (c) (COST $1,450,873)	1,450,873	1,450,873

TOTAL INVESTMENTS - (COST $187,870,187) — 99.4%		$397,851,879
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		2,435,591
NET ASSETS — 100.0%		$400,287,470

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	$550,000	$550,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	900,000	900,000	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	200,000	200,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	550,000	550,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/13/24	12/12/19	150,000	150,000	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	670,000	670,000	0.2%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	500,000	500,000	0.1%
		$3,520,000	$3,520,000	0.9%

(c)	The rate shown is the 7-day effective yield as of December 31, 2020.

plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Small Cap Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

A year ago, (for 2019) I started my commentary with the phrase, “What a difference a year makes!” This certainly continued to ring true for 2020! The year was overwhelmingly dominated by the COVID-19 pandemic situation, the fall elections, and stark contrasts. For U.S. small cap stock returns, 2020 looked like a large checkmark, dipping low from mid-February through March before climbing steadily out of the valley leading to an S&P Small Cap 600 annual return of positive 11.29%. The fourth quarter was especially strong, showing a positive 33.31% return. In terms of major asset classes, most asset classes showed positive returns by the end of the year, led by gold, followed by small cap stocks, emerging market stocks, U.S. large cap stocks, and mid cap stocks. Though further down the list, with continuing falling interest rates and a round trip on bond spreads, bond returns were once again stellar with the Bloomberg Barclays U.S. Aggregate Index up positive 7.51%, coming close to the positive 8.72% achieved in 2019. The last time we saw back-to-back years with returns over 5% was 2010-2011. REITs and commodities were the asset classes with negative returns over 2020, hit hard by the pandemic induced changes in the economy. Crude oil started the year at $60.99 per barrel and drifted down before falling off a cliff in April, dipping to $5.39 before recovering to $18.99 by month end. Crude oil ended the year at $48.60, averaging $39.44 over the year.

In a review of sector breakouts for U.S. small cap stocks, the uneven disparity of winners and losers is stark. Health care was a clear winner, rising over 31%, with information technology up over 27% and another five sectors (materials, communication services, consumer discretionary, industrials, and consumer staples) with positive double-digit returns. On the other hand, financials, real estate, utilities, and energy showed large negative returns for the year. Energy was the clear loser, with a negative 40%% return.

In this environment, the Praxis Small Cap Index Fund Class I Shares returned positive 11.04%, underperforming by 24 basis points the positive 11.29% return of the benchmark (S&P SmallCap 600 Index). The Praxis Small Cap Index Fund Class A Shares (without load) returned positive 10.39%. Our Values + ESG screening framework plus ESG data integration causes differences in returns from our index. Industries and fundamental factors were the leading positive contributors to relative performance, while other factors were the main negative contributors to relative performance. The nature of the small cap benchmark sees successful companies being acquired or “graduating” up and out of the small cap universe, leading to some natural churn in our portfolio. In terms of industries, a positive contributor was our exposure to information technology, while a negative contributor was our exposure to consumer discretionary.

Around mid-year, we started to utilize Sustainalytics ESG scores to enhance our optimization process. Our Morningstar Sustainability ESG Percent Rank-current (as of December 31, 2020) is the 13th percentile (out of 1,590 funds) within the Morningstar US Equity Small Cap category. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the Fund’s Morningstar Global Category peers.

2020 was our third full calendar year of running the small cap fund as an optimized index fund, utilizing the same methodology and processes we use to manage our Growth Index and Value Index funds. As a reminder, the transition took place at the beginning of 2017, but the first few days of 2017 were used to adjust the portfolio. This involved moving to a fund with about 450 holdings from one with about 70 holdings, and a change of benchmarks to the S&P SmallCap 600 from the Russell 2000. We are pleased with the performance in 2020 and since making the transition. We look forward to continuing to be able to incorporate our Values + ESG screens, and now Sustainalytics ESG scores, to deliver returns that closely track benchmark returns in the small cap space, whether it is a year of small or large returns.

Dale Snyder, CFA®
Praxis Small Cap Index Fund Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2020, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

Praxis Small Cap Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited), continued

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000 Index based on a combination of their market capitalization and current index membership.

Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Praxis Small Cap Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/10 to 12/31/20

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/20 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Small Cap Index Fund
Class A *	5/1/07	4.60%	5.09%	6.82%	7.06%	1.42%	1.12%
Class A (Without Load)	5/1/07	10.39%	7.00%	7.97%	7.63%
Class I	5/1/07	11.04%	7.72%	8.65%	8.30%	0.45%	0.45%
S&P SmallCap 600 Index [1]		11.29%	7.74%	12.37%	11.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

The returns include the Fund’s performance when the Fund’s portfolio was managed by a sub-adviser and pursued a different investment strategy prior to January 1, 2017.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated January 1, 2021. Contractual fee waivers are in effect from May 1, 2020 through April 30, 2021 for Class A.

1    S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Small Cap Index Fund

December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 98.7%
ADVERTISING & MARKETING — 0.1%
QuinStreet, Inc. (a)	7,790	$167,018

AEROSPACE & DEFENSE — 0.3%
Barnes Group, Inc.	5,820	295,016
Park Aerospace Corp.	10,790	144,694
		439,710
APPAREL & TEXTILE PRODUCTS — 2.3%
Capri Holdings Ltd. (a)	22,770	956,340
Crocs, Inc. (a)	11,550	723,723
Fossil Group, Inc. (a)	3,800	32,946
Kontoor Brands, Inc.	5,060	205,233
Movado Group, Inc. (a)	11,930	198,277
Oxford Industries, Inc.	3,465	226,992
Steven Madden Ltd.	11,935	421,544
Wolverine World Wide, Inc.	13,500	421,875
		3,186,930
ASSET MANAGEMENT — 0.7%
Blucora, Inc. (a)	13,850	220,353
Boston Private Financial Holdings, Inc.	25,630	216,574
Brightsphere Investment Group, Inc.	7,030	135,538
Virtus Investment Partners, Inc.	920	199,640
Waddell & Reed Financial, Inc. - Class A	10,140	258,266
		1,030,371
AUTOMOTIVE — 1.2%
American Axle & Manufacturing Holdings, Inc. (a)	24,060	200,660
Cooper Tire & Rubber Co.	6,440	260,820
Dorman Products, Inc. (a)	4,390	381,140
Gentherm, Inc. (a)	4,820	314,360
Methode Electronics, Inc.	8,170	312,748
Standard Motor Products, Inc.	3,290	133,114
		1,602,842
BANKING — 9.5%
Allegiance Bancshares, Inc.	6,260	213,654
Ameris Bancorp	10,274	391,131
Axos Financial, Inc. (a)	8,590	322,383
Banc of California, Inc.	10,340	152,101
Banner Corp.	6,070	282,801
Berkshire Hills Bancorp, Inc.	14,650	250,808
Brookline Bancorp, Inc.	12,520	150,741
Cadence BanCorp.	22,220	364,852
Central Pacific Financial Corp.	11,560	219,756
City Holding Co.	2,910	202,391
Columbia Banking System, Inc.	10,590	380,181
Community Bank System, Inc.	10,650	663,602
Customers Bancorp, Inc. (a)	6,950	126,351
CVB Financial Corp.	17,620	343,590
Dime Community Bancshares, Inc.	7,730	121,902
Eagle Bancorp, Inc.	5,790	239,127
FB Financial Corp.	3,776	131,140
First BanCorp.	38,970	359,303
First Commonwealth Financial Corp.	17,510	191,559
First Financial Bancorp	15,720	275,572
First Hawaiian, Inc.	10,410	245,468
First Midwest Bancorp, Inc.	18,900	300,888
Flagstar Bancorp, Inc.	6,160	251,082
Great Western Bancorp, Inc.	11,480	239,932

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
BANKING — 9.5%, continued
Hanmi Financial Corp.	16,730	$189,718
Heritage Financial Corp.	6,310	147,591
HomeStreet, Inc.	5,810	196,087
Hope Bancorp, Inc.	22,210	242,311
Independent Bank Corp.	5,580	407,563
Independent Bank Group, Inc.	4,980	311,350
Meta Financial Group, Inc.	6,750	246,780
National Bank Holdings Corp. - Class A	6,570	215,233
NBT Bancorp, Inc.	7,000	224,700
Northwest Bancshares, Inc.	23,090	294,167
OFG Bancorp	7,240	134,230
Old National Bancorp	37,700	624,312
Pacific Premier Bancorp, Inc.	15,026	470,765
Park National Corp.	2,050	215,270
Preferred Bank	2,910	146,868
Provident Financial Services, Inc.	9,430	169,363
S&T Bancorp, Inc.	5,970	148,295
Seacoast Banking Corp. of Florida (a)	8,510	250,619
ServisFirst Bancshares, Inc.	10,670	429,894
Simmons First National Corp. - Class A	19,010	410,426
Southside Bancshares, Inc.	4,987	154,747
Tompkins Financial Corp.	2,100	148,260
Triumph Bancorp, Inc. (a)	5,040	244,692
TrustCo Bank Corp.	23,830	158,946
United Community Banks, Inc.	12,060	342,986
Veritex Holdings, Inc.	13,050	334,863
		13,280,351
BEVERAGES — 0.5%
Coca-Cola Bottling Co. Consolidated, Inc.	830	221,004
National Beverage Corp.	5,760	489,024
		710,028
BIOTECH & PHARMA — 1.6%
Coherus Biosciences, Inc. (a)	11,690	203,172
Cytokinetics, Inc. (a)	14,910	309,830
Eagle Pharmaceuticals, Inc. (a)	3,150	146,695
Enanta Pharmaceuticals, Inc. (a)	4,780	201,238
Heska Corp. (a)	2,880	419,472
Innoviva, Inc. (a)	11,970	148,308
Pacira BioSciences, Inc. (a)	3,120	186,701
REGENXBIO, Inc. (a)	5,140	233,150
Supernus Pharmaceuticals, Inc. (a)	10,380	261,161
Vanda Pharmaceuticals, Inc. (a)	10,890	143,095
		2,252,822
CHEMICALS — 3.7%
Balchem Corp.	6,510	750,082
FutureFuel Corp.	11,220	142,494
GCP Applied Technologies, Inc. (a)	6,470	153,016
H.B. Fuller Co.	10,240	531,251
Innospec, Inc.	5,910	536,214
Quaker Chemical Corp.	2,730	691,755
Rogers Corp. (a)	3,610	560,597
Stepan Co.	3,960	472,507
Trinseo S.A.	7,990	409,168
WD-40 Co.	3,260	866,117
		5,113,201

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
COMMERCIAL SUPPORT SERVICES — 3.9%
ABM Industries, Inc.	13,350	$505,164
AMN Healthcare Services, Inc. (a)	10,790	736,417
Brady Corp. - Class A	17,110	903,750
CorVel Corp. (a)	3,800	402,800
Harsco Corp. (a)	14,500	260,710
Heidrick & Struggles International, Inc.	6,300	185,094
HMS Holdings Corp. (a)	17,620	647,535
Kelly Services, Inc. - Class A	6,880	141,522
Korn Ferry	12,990	565,065
TrueBlue, Inc. (a)	7,400	138,306
UniFirst Corp.	3,470	734,564
US Ecology, Inc.	5,630	204,538
		5,425,465
CONSTRUCTION MATERIALS — 0.1%
Apogee Enterprises, Inc.	4,720	149,530

CONSUMER SERVICES — 0.7%
American Public Education, Inc. (a)	5,580	170,078
Medifast, Inc.	2,310	453,546
Perdoceo Education Corp. (a)	16,740	211,426
Regis Corp. (a)	18,070	166,063
		1,001,113
CONTAINERS & PACKAGING — 0.2%
Myers Industries, Inc.	10,200	211,956

E-COMMERCE DISCRETIONARY — 0.2%
PetMed Express, Inc.	8,210	263,213

ELECTRIC UTILITIES — 0.3%
Avista Corp.	10,420	418,259

ELECTRICAL EQUIPMENT — 4.6%
AAON, Inc.	9,750	649,642
Advanced Energy Industries, Inc. (a)	6,290	609,941
Alarm.com Holdings, Inc. (a)	7,330	758,289
Badger Meter, Inc.	9,160	861,590
FARO Technologies, Inc. (a)	7,110	502,179
Itron, Inc. (a)	9,440	905,296
Mesa Laboratories, Inc.	1,900	544,616
OSI Systems, Inc. (a)	2,550	237,711
SPX Corp. (a)	7,870	429,230
Watts Water Technologies, Inc. - Class A	7,090	862,853
		6,361,347
ENGINEERING & CONSTRUCTION — 1.6%
Aegion Corp. (a)	7,920	150,401
Arcosa, Inc.	5,970	327,932
Comfort Systems USA, Inc.	7,610	400,743
Exponent, Inc.	8,210	739,146
Granite Construction, Inc.	7,530	201,126
Installed Building Products, Inc. (a)	3,410	347,581
		2,166,929
FOOD — 0.4%
B&G Foods, Inc.	13,360	370,473
USANA Health Sciences, Inc. (a)	2,410	185,811
		556,284

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
FORESTRY, PAPER & WOOD PRODUCTS — 1.3%
Boise Cascade Co.	8,960	$428,288
Glatfelter Corp.	11,660	190,991
Neenah, Inc.	6,890	381,155
UFP Industries, Inc.	13,990	777,144
		1,777,578
GAS & WATER UTILITIES — 1.6%
American States Water Co.	10,540	838,036
California Water Service Group	11,940	645,118
South Jersey Industries, Inc.	31,420	677,101
		2,160,255
HEALTH CARE FACILITIES & SERVICES — 4.0%
Addus HomeCare Corp. (a)	2,750	321,998
Covetrus, Inc. (a)	18,340	527,092
Ensign Group, Inc. (The)	9,660	704,407
Fulgent Genetics, Inc. (a)	4,150	216,215
Magellan Health, Inc. (a)	5,580	462,247
NeoGenomics, Inc. (a)	20,270	1,091,337
Owens & Minor, Inc.	12,410	335,691
Pennant Group, Inc. (The) (a)	4,650	269,979
R1 RCM, Inc. (a)	15,400	369,908
RadNet, Inc. (a)	11,320	221,532
Select Medical Holdings Corp. (a)	24,600	680,436
U.S. Physical Therapy, Inc.	3,070	369,167
		5,570,009
HOME & OFFICE PRODUCTS — 0.6%
iRobot Corp. (a)	4,940	396,633
Tupperware Brands Corp. (a)	12,090	391,595
		788,228
HOME CONSTRUCTION — 2.5%
American Woodmark Corp. (a)	2,505	235,094
Cavco Industries, Inc. (a)	1,410	247,385
Century Communities, Inc. (a)	2,590	113,390
Interface, Inc.	71,690	752,745
LGI Homes, Inc. (a)	3,980	421,283
M/I Homes, Inc. (a)	3,510	155,458
MDC Holdings, Inc.	9,774	475,017
Meritage Homes Corp. (a)	7,470	618,665
Patrick Industries, Inc.	4,460	304,841
PGT Innovations, Inc. (a)	9,950	202,383
		3,526,261
HOUSEHOLD PRODUCTS — 0.4%
Inter Parfums, Inc.	5,930	358,706
Quanex Building Products Corp.	11,930	264,488
		623,194
INDUSTRIAL INTERMEDIATE PRODUCTS — 2.2%
AZZ, Inc.	7,130	338,247
Chart Industries, Inc. (a)	2,250	265,027
EnPro Industries, Inc.	5,550	419,136
Gibraltar Industries, Inc. (a)	10,440	751,054
Insteel Industries, Inc.	5,610	124,935
Proto Labs, Inc. (a)	4,900	751,660
Raven Industries, Inc.	9,680	320,311
Standex International Corp.	2,030	157,366
		3,127,736

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
INDUSTRIAL SUPPORT SERVICES — 0.9%
Applied Industrial Technologies, Inc.	8,380	$653,556
DXP Enterprises, Inc. (a)	5,460	121,376
Resideo Technologies, Inc. (a)	20,870	443,696
		1,218,628
INSTITUTIONAL FINANCIAL SERVICES — 0.4%
Piper Sandler Cos.	3,730	376,357
StoneX Group, Inc. (a)	4,090	236,811
		613,168
INSURANCE — 2.3%
Ambac Financial Group, Inc. (a)	8,260	127,039
American Equity Investment Life Holding Co.	18,710	517,519
AMERISAFE, Inc.	3,030	174,013
eHealth, Inc. (a)	4,420	312,096
Employers Holdings, Inc.	9,010	290,032
Horace Mann Educators Corp.	5,440	228,697
NMI Holdings, Inc. - Class A (a)	14,580	330,237
Palomar Holdings, Inc. (a)	4,010	356,248
ProAssurance Corp.	9,820	174,698
Trupanion, Inc. (a)	4,810	575,805
Universal Insurance Holdings, Inc.	8,320	125,715
		3,212,099
INTERNET MEDIA & SERVICES — 0.8%
HealthStream, Inc. (a)	5,690	124,270
Shutterstock, Inc.	4,940	354,198
Stamps.com, Inc. (a)	2,760	541,484
TechTarget, Inc. (a)	2,580	152,504
		1,172,456
LEISURE FACILITIES & SERVICES — 1.3%
Bloomin’ Brands, Inc.	12,830	249,159
Brinker International, Inc.	5,280	298,690
Cheesecake Factory, Inc. (The)	3,850	142,681
Chuy’s Holdings, Inc. (a)	6,790	179,867
Dave & Buster’s Entertainment, Inc.	11,830	355,136
Dine Brands Global, Inc.	1,590	92,220
Shake Shack, Inc. - Class A (a)	5,830	494,267
		1,812,020
LEISURE PRODUCTS — 1.4%
Callaway Golf Co.	14,230	341,662
LCI Industries	4,750	615,980
Winnebago Industries, Inc.	3,720	222,977
YETI Holdings, Inc. (a)	12,240	838,073
		2,018,692
MACHINERY — 3.1%
Alamo Group, Inc.	1,800	248,310
Astec Industries, Inc.	4,300	248,884
Enerpac Tool Group Corp.	7,300	165,053
ESCO Technologies, Inc.	3,760	388,107
Franklin Electric Co., Inc.	6,300	436,023
Hillenbrand, Inc.	17,660	702,868
John Bean Technologies Corp.	6,135	698,592
Lindsay Corp.	3,140	403,364
MTS Systems Corp.	5,460	317,554
SPX FLOW, Inc. (a)	7,180	416,153
Tennant Co.	3,800	266,646
		4,291,554

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
MEDICAL EQUIPMENT & DEVICES — 2.6%
Cardiovascular Systems, Inc. (a)	8,070	$353,143
Glaukos Corp. (a)	8,640	650,246
Integer Holdings Corp. (a)	4,160	337,751
Lantheus Holdings, Inc. (a)	10,653	143,709
LeMaitre Vascular, Inc.	5,160	208,980
Luminex Corp.	12,920	298,711
Meridian Bioscience, Inc. (a)	12,960	242,222
Merit Medical Systems, Inc. (a)	11,920	661,679
Myriad Genetics, Inc. (a)	13,280	262,612
OraSure Technologies, Inc. (a)	14,440	152,847
Tactile Systems Technology, Inc. (a)	3,830	172,120
Varex Imaging Corp. (a)	8,210	136,943
		3,620,963
METALS & MINING — 1.2%
Arconic Corp. (a)	19,090	568,882
Century Aluminum Co. (a)	10,980	121,109
Cleveland-Cliffs, Inc.	47,990	698,735
Encore Wire Corp.	3,690	223,503
		1,612,229
OIL & GAS SERVICES & EQUIPMENT — 1.7%
Core Laboratories N.V.	51,530	1,366,060
DMC Global, Inc.	3,490	150,942
Matrix Service Co. (a)	29,780	328,176
Nabors Industries Ltd.	5,721	333,134
NOW, Inc. (a)	19,710	141,518
		2,319,830
PUBLISHING & BROADCASTING — 0.4%
E.W. Scripps Co. (The) - Class A	9,180	140,362
Gannett Co., Inc. (a)	68,457	230,016
Scholastic Corp.	8,410	210,250
		580,628
REAL ESTATE SERVICES — 1.1%
Marcus & Millichap, Inc. (a)	9,260	344,750
RE/MAX Holdings, Inc. - Class A	8,960	325,517
Realogy Holdings Corp. (a)	32,650	428,368
Retail Properties of America, Inc. - Class A	45,460	389,137
		1,487,772
REITS — 7.9%
Acadia Realty Trust	17,540	248,893
Agree Realty Corp.	9,030	601,217
Alexander & Baldwin, Inc.	14,570	250,313
American Assets Trust, Inc.	6,220	179,634
Armada Hoffler Properties, Inc.	17,570	197,135
ARMOUR Residential REIT, Inc.	16,350	176,417
Brandywine Realty Trust	38,600	459,726
CareTrust REIT, Inc.	16,990	376,838
Chatham Lodging Trust	22,880	247,104
Community Healthcare Trust, Inc.	5,180	244,030
DiamondRock Hospitality Co. (a)	41,780	344,685
Diversified Healthcare Trust	40,550	167,066
Easterly Government Properties, Inc.	4,770	108,041
Essential Properties Realty Trust, Inc.	14,970	317,364
Four Corners Property Trust, Inc.	12,660	376,888
Franklin Street Properties Corp.	32,340	141,326
Getty Realty Corp.	3,980	109,609
Global Net Lease, Inc. (a)	16,180	277,325

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
REITS — 7.9%, continued
Hersha Hospitality Trust	40,330	$318,204
Independence Realty Trust, Inc.	16,080	215,954
Industrial Logistics Properties Trust	5,000	116,450
Innovative Industrial Properties, Inc.	3,480	637,292
iStar, Inc.	14,210	211,018
Kite Realty Group Trust	10,900	163,064
Lexington Realty Trust	32,120	341,114
LTC Properties, Inc.	7,200	280,152
Matson, Inc.	8,190	466,584
National Storage Affiliates Trust	10,520	379,036
Office Properties Income Trust	8,140	184,941
Retail Opportunity Investments Corp.	22,870	306,229
RPT Realty	28,780	248,947
Safehold, Inc.	3,430	248,641
Saul Centers, Inc.	6,620	209,722
SITE Centers Corp.	26,930	272,532
Summit Hotel Properties, Inc.	24,240	218,402
Tanger Factory Outlet Centers, Inc.	16,520	164,539
Uniti Group, Inc.	35,680	418,526
Universal Health Realty Income Trust	1,650	106,045
Washington Real Estate Investment Trust	15,790	341,538
Xenia Hotel & Resorts, Inc.	23,860	362,672
		11,035,213
RETAIL - CONSUMER STAPLES — 0.6%
Big Lots, Inc.	7,800	334,854
PriceSmart, Inc.	2,690	245,032
SpartanNash Co.	17,520	305,023
		884,909
RETAIL - DISCRETIONARY — 5.0%
Abercrombie & Fitch Co. - Class A	13,550	275,878
Asbury Automotive Group, Inc. (a)	3,100	451,794
Bed Bath & Beyond, Inc.	11,190	198,734
Boot Barn Holdings, Inc. (a)	4,560	197,722
Buckle, Inc. (The)	5,380	157,096
Caleres, Inc.	16,560	259,164
Chico’s FAS, Inc.	82,620	131,366
Children’s Place, Inc. (The) (a)	6,350	318,135
Designer Brands, Inc. - Class A	22,480	171,972
Ethan Allen Interiors, Inc.	16,450	332,455
GameStop Corp. - Class A (a)	17,110	322,352
Genesco, Inc. (a)	8,480	255,163
GMS, Inc. (a)	7,050	214,884
Group 1 Automotive, Inc.	3,050	399,977
Guess?, Inc.	9,260	209,461
Hibbett Sports, Inc. (a)	5,140	237,365
La-Z-Boy, Inc.	6,970	277,685
Lumber Liquidators Holdings, Inc. (a)	8,400	258,216
Macy’s, Inc.	66,210	744,863
MarineMax, Inc. (a)	3,780	132,413
Michaels Cos., Inc. (The) (a)	13,040	169,650
Monro, Inc.	6,250	333,125
ODP Corp. (The)	7,677	224,936
Sleep Number Corp. (a)	5,300	433,858
Sonic Automotive, Inc. - Class A	4,410	170,094
Zumiez, Inc. (a)	4,180	153,740
		7,032,098

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
SEMICONDUCTORS — 3.7%
Axcelis Technologies, Inc. (a)	7,890	$229,757
Brooks Automation, Inc.	12,780	867,123
CEVA, Inc. (a)	4,260	193,830
Cohu, Inc.	7,270	277,569
CTS Corp.	6,010	206,323
Diodes, Inc. (a)	6,230	439,215
FormFactor, Inc. (a)	13,950	600,129
Kulicke & Soffa Industries, Inc.	9,850	313,329
MaxLinear, Inc. (a)	8,600	328,434
Onto Innovation, Inc. (a)	10,847	515,775
Photronics, Inc. (a)	16,690	186,260
Power Integrations, Inc.	6,080	497,709
Rambus, Inc. (a)	13,445	234,750
Ultra Clean Holdings, Inc. (a)	5,050	157,307
Veeco Instruments, Inc. (a)	8,620	149,643
		5,197,153
SOFTWARE — 3.9%
Agilysys, Inc. (a)	6,190	237,572
Allscripts Healthcare Solutions, Inc. (a)	16,430	237,249
Bottomline Technologies (de), Inc. (a)	8,780	463,057
Donnelley Financial Solutions, Inc. (a)	10,660	180,900
Ebix, Inc.	7,800	296,166
Glu Mobile, Inc. (a)	22,080	198,941
LivePerson, Inc. (a)	9,500	591,185
MicroStrategy, Inc. - Class A (a)	1,390	540,085
NextGen Healthcare, Inc. (a)	9,550	174,192
Omnicell, Inc. (a)	7,100	852,142
PDF Solutions, Inc. (a)	9,190	198,504
Progress Software Corp.	6,410	289,668
Simulations Plus, Inc.	2,170	156,066
SPS Commerce, Inc. (a)	5,620	610,276
Tabula Rasa HealthCare, Inc. (a)	4,720	202,205
Xperi Holding Corp.	13,121	274,229
		5,502,437
SPECIALTY FINANCE — 2.4%
Apollo Commercial Real Estate Finance, Inc.	22,000	245,740
Capstead Mortgage Corp.	27,500	159,775
Deluxe Corp.	8,680	253,456
Encore Capital Group, Inc. (a)	4,100	159,695
Enova International, Inc. (a)	7,260	179,830
Granite Point Mortgage Trust	24,170	241,458
Invesco Mortgage Capital, Inc.	43,621	147,439
KKR Real Estate Finance Trust, Inc.	6,670	119,526
Mr. Cooper Group, Inc. (a)	10,090	313,093
New York Mortgage Trust, Inc.	75,880	279,997
PennyMac Mortgage Investment Trust	15,630	274,932
PRA Group, Inc. (a)	6,920	274,447
Redwood Trust, Inc.	19,810	173,932
Stewart Information Services Corp.	3,830	185,219
Walker & Dunlop, Inc.	4,340	399,367
		3,407,906
TECHNOLOGY HARDWARE — 3.1%
3D Systems Corp. (a)	23,680	248,167
ADTRAN, Inc.	14,390	212,540
Benchmark Electronics, Inc.	8,020	216,620
CalAmp Corp. (a)	20,810	206,435
Daktronics, Inc.	43,290	202,597

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2020

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
TECHNOLOGY HARDWARE — 3.1%, continued
Fabrinet (a)	4,770	$370,104
Harmonic, Inc. (a)	17,410	128,660
Knowles Corp. (a)	18,120	333,952
NETGEAR, Inc. (a)	4,710	191,367
Pitney Bowes, Inc.	38,270	235,743
Plantronics, Inc.	8,330	225,160
Plexus Corp. (a)	4,900	383,229
Sanmina Corp. (a)	13,090	417,440
TTM Technologies, Inc. (a)	16,420	226,514
Universal Electronics, Inc. (a)	2,770	145,314
Viavi Solutions, Inc. (a)	37,780	565,756
		4,309,598
TECHNOLOGY SERVICES — 3.1%
Cardtronics plc - Class A (a)	6,690	236,157
CSG Systems International, Inc.	7,610	342,983
EVERTEC, Inc.	10,810	425,049
ExlService Holdings, Inc. (a)	5,430	462,256
Green Dot Corp. - Class A (a)	7,600	424,080
Insight Enterprises, Inc. (a)	8,860	674,157
NIC, Inc.	11,920	307,894
Perficient, Inc. (a)	7,030	334,979
Sykes Enterprises, Inc. (a)	8,000	301,360
TTEC Holdings, Inc.	5,360	390,905
Unisys Corp. (a)	10,560	207,821
Virtusa Corp. (a)	4,690	239,800
		4,347,441
TELECOMMUNICATIONS — 2.0%
8x8, Inc. (a)	16,250	560,137
ATN International, Inc.	3,340	139,478
Cincinnati Bell, Inc. (a)	7,720	117,962
Cogent Communications Holdings, Inc.	7,110	425,676
Consolidated Communications Holdings, Inc. (a)	29,970	146,553
Iridium Communications, Inc. (a)	16,070	631,953
Shenandoah Telecommunications Co.	3,390	146,617
Spok Holdings, Inc.	14,760	164,279
Vonage Holdings Corp. (a)	39,210	504,829
		2,837,484
TRANSPORTATION & LOGISTICS — 2.9%
Allegiant Travel Co.	1,900	359,556
ArcBest Corp.	4,550	194,149
Atlas Air Worldwide Holdings, Inc. (a)	4,200	229,068
Bristow Group, Inc. (a)	8,623	226,957
Echo Global Logistics, Inc. (a)	6,670	178,889
Forward Air Corp.	4,620	355,001
Hawaiian Holdings, Inc.	10,110	178,947
Heartland Express, Inc.	19,510	353,131
Hub Group, Inc. - Class A (a)	5,380	306,660
Marten Transport Ltd.	18,180	313,241
Saia, Inc. (a)	5,490	992,592
SEACOR Holdings, Inc. (a)	3,470	143,832
SkyWest, Inc.	5,770	232,589
		4,064,612
TRANSPORTATION EQUIPMENT — 0.4%
Greenbrier Cos., Inc. (The)	6,020	219,008
Meritor, Inc. (a)	12,840	358,364
		577,372

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
WHOLESALE - CONSUMER STAPLES — 1.1%
Andersons, Inc. (The)	29,050	$712,016
Chefs’ Warehouse, Inc. (The) (a)	19,440	499,414
United Natural Foods, Inc. (a)	18,350	293,049
		1,504,479
WHOLESALE - DISCRETIONARY — 0.9%
ePlus, Inc. (a)	2,280	200,526
G-III Apparel Group Ltd. (a)	12,730	302,210
PC Connection, Inc. (a)	2,570	121,535
ScanSource, Inc. (a)	23,700	625,206
		1,249,477
TOTAL COMMON STOCKS (COST $104,282,875)		137,820,848

RIGHTS — 0.0% (b)
MEDICAL EQUIPMENT & DEVICES — 0.0% (b)
Lantheus Holdings, Inc., CVR (a) (c) (Cost $0)	28,980	2,608

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (d)	2.000%	06/15/22	$70,000	$70,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/15/23	330,000	330,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/23	330,000	330,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/17/24	60,000	60,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/13/24	90,000	90,000
Calvert Social Investment Foundation, Inc. (d)	2.500%	06/13/25	150,000	150,000
Calvert Social Investment Foundation, Inc. (d)	2.500%	12/15/25	280,000	280,000
TOTAL CORPORATE NOTES (COST $1,310,000)				1,310,000

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2020

	Shares	Fair Value
MONEY MARKET FUNDS — 0.2%
First American Government Obligations Fund - Class X, 0.04% (e) (COST $256,982)	256,982	$256,982

TOTAL INVESTMENTS - (COST $105,849,857) — 99.8%		$139,390,438
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		272,428
NET ASSETS — 100.0%		$139,662,866

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities was $2,608 as of December 31, 2020, representing 0.0% (b) of net assets.

(d)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	$70,000	$70,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	330,000	330,000	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	330,000	330,000	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	60,000	60,000	0.0	%(b)
Calvert Social Investment Foundation, Inc. 3.000%, 12/13/24	12/12/19	90,000	90,000	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	150,000	150,000	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	280,000	280,000	0.2%
		$1,310,000	$1,310,000	0.9%

(e)	The rate shown is the 7-day effective yield as of December 31, 2020.

CVR	— Contingent Value Right
plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Genesis Portfolios

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

In 2020, the global pandemic caused a dramatic economic slowdown and a market correction in March. The Federal Reserve, along with the executive and legislative branches, came to the rescue with monetary and fiscal policies that boosted the economy. These drastic measures made a dramatic effect, and all major stock and bond indices ended the year in positive territory. The S&P 500 was up 18.39% in 2020. The small cap market – as represented by the S&P SmallCap 600 – was up 11.24%.

This was a year where equity style mattered a lot. In fact, the performance difference between the large cap growth and large cap value styles was as large as it has been in at least the last two decades. The S&P 500 Growth Index was up 33.49%, while the S&P 500 Value Index was only up 1.36%.

International emerging markets did much better than developed markets in 2020. The MSCI Emerging Markets Index was up 18.31%, while the MSCI EAFE Index was up 7.82%. The MSCI ACWI ex-U.S. includes both indexes in a proportion of about 70% developed and 30% emerging – its return for the year was 10.65%. Over the last five years, emerging markets have easily outperformed developed markets, with a 12.79% annualized return versus a 7.44% annualized return, but over the last 10 years, developed markets have outperformed emerging markets.

The Bloomberg Barclays U.S. Aggregate index returned 7.51% for 2020. The interest rate curve fell dramatically and steepened, with the 6-month Treasury bill yield decreasing 1.50% and the yield on the 30-year Treasury note decreasing by 0.75%. The level of negative yielding debt across the world increased to $17.8 trillion by the end of 2020 versus $11.3 trillion to start the year.

The asset allocation strategies pursued by the Genesis Portfolios do not lend themselves to easy benchmarking with a public multi-asset class index, but we have found that the S&P Target Risk indexes are the best available option.

The Genesis Conservative Portfolio’s Class A Shares (without load) returned 10.28%, which outperformed the S&P Target Risk Conservative Index return of 9.67%.

The Genesis Balanced Portfolio’s Class A Shares (without load) return was 12.97%, which outperformed the S&P Target Risk Growth Index’s return of 11.83%.

The Genesis Growth Portfolio’s Class A Shares (without load) return was 14.08%, which outperformed the S&P Target Risk Aggressive Index’s return of 13.08%.

The allocation to large cap growth was the largest positive contributor on an absolute basis for each portfolio. The biggest detractor on an absolute basis was large cap value with its low single-digit return in 2020.

The underlying investments in the Genesis Portfolios are the Praxis Impact Bond Fund, the Praxis Growth Index Fund, the Praxis Value Index Fund, Praxis Small Cap Index Fund, and the Praxis International Index Fund. These funds are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying funds, relying on the premise that the higher risk equity funds are expected to generate higher long-term returns than the lower risk fixed income investments. 2020 was a year when the higher risk of stocks helped the performance for portfolios that had a higher stock allocation.

Each of the portfolios benefited from the relative outperformance of the Praxis Impact Bond Fund, Praxis International Index Fund and the Praxis Value Index Fund versus their respective benchmarks. The Praxis Growth Index Fund and the Praxis Small Cap Index Fund both slightly underperformed their benchmarks for 2020.

Benjamin Bailey, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

Dale Snyder, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2020, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance.

Praxis Genesis Portfolios

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited) (continued)

The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The MSCI Emerging Markets Index captures large and mid cap representation across 27 emerging markets: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Index consists of 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI All Country World Index (ACWI) ex-U.S. is a market capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The Index includes both developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

Praxis Genesis Conservative Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/10 to 12/31/20

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/20 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Conservative Portfolio
Class A *	12/31/09	4.45%	4.80%	5.38%	4.80%	1.15%	1.13%
Class A (Without Load)	12/31/09	10.28%	6.70%	6.53%	5.37%
S&P Target Risk Conservative Index [1]		9.67%	6.74%	7.02%	5.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2020. Contractual fee waivers are in effect from May 1, 2020 through April 30, 2021 for Class A.

1    S&P Target Risk Conservative Index seeks to emphasize exposure to fixed income, in order to produce a current income stream and avoid excessive volatility of returns. Equities are included to protect long-term purchasing power. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange-traded funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Conservative Portfolio

December 31, 2020

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.0%
DEBT FUND — 69.5%
Praxis Impact Bond Fund - Class I	1,732,025	$19,294,760

EQUITY FUND — 30.5%
Praxis Growth Index Fund - Class I	76,681	2,626,337
Praxis International Index Fund - Class I	198,193	2,548,767
Praxis Small Cap Index Fund - Class I	66,769	707,753
Praxis Value Index Fund - Class I	180,882	2,586,609
		8,469,466
TOTAL AFFILIATED MUTUAL FUNDS (COST $22,751,813)		27,764,226

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 0.04% (b) (COST $5,470)	5,470	5,470

TOTAL INVESTMENTS - (COST $22,757,283) — 100.0%		$27,769,696
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (a)		(6,866)
NET ASSETS — 100.0%		$27,762,830

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2020.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/10 to 12/31/20

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/20 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Balanced Portfolio
Class A *	12/31/09	7.06%	6.47%	7.84%	6.68%	1.03%	1.03%
Class A (Without Load)	12/31/09	12.97%	8.40%	9.01%	7.26%
S&P Target Risk Growth Index [1]		11.83%	7.93%	9.25%	7.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2020. Contractual fee waivers are in effect from May 1, 2020 through April 30, 2021 for Class A.

1    S&P Target Risk Growth Index seeks to provide increased exposure to equities, while using fixed income to dampen risk. The series is comprised of four multi-asset class indices.The index is comprised exclusively of exchange-trade funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Balanced Portfolio

December 31, 2020

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.0%
DEBT FUND — 39.4%
Praxis Impact Bond Fund - Class I	3,098,560	$34,517,954

EQUITY FUND — 60.6%
Praxis Growth Index Fund - Class I	415,021	14,214,473
Praxis International Index Fund - Class I	1,242,349	15,976,613
Praxis Small Cap Index Fund - Class I	835,772	8,859,181
Praxis Value Index Fund - Class I	978,991	13,999,566
		53,049,833
TOTAL AFFILIATED MUTUAL FUNDS (COST $64,080,504)		87,567,787

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 0.04% (b) (COST $264)	264	264

TOTAL INVESTMENTS - (COST $64,080,768) — 100.0%		$87,568,051
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (a)		(41,060)
NET ASSETS — 100.0%		$87,526,991

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2020.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/10 to 12/31/20

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/20 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Growth Portfolio
Class A *	12/31/09	8.12%	7.26%	9.20%	7.74%	1.08%	1.08%
Class A (Without Load)	12/31/09	14.08%	9.22%	10.39%	8.33%
S&P Target Risk Aggressive Index [1]		13.08%	8.64%	10.65%	9.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2020. Contractual fee waivers are in effect from May 1, 2020 through April 30, 2021 for Class A.

1    S&P Target Risk Aggressive Index seeks to emphasize exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed income to enhance portfolio efficiency. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange-traded funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Growth Portfolio

December 31, 2020

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.0%
DEBT FUND — 19.6%
Praxis Impact Bond Fund - Class I	1,508,545	$16,805,189

EQUITY FUND — 80.4%
Praxis Growth Index Fund - Class I	517,920	17,738,747
Praxis International Index Fund - Class I	1,611,635	20,725,626
Praxis Small Cap Index Fund - Class I	1,220,700	12,939,421
Praxis Value Index Fund - Class I	1,222,185	17,477,250
		68,881,044
TOTAL AFFILIATED MUTUAL FUNDS (COST $59,215,816)		85,686,233

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 0.04% (b) (COST $539)	539	539

TOTAL INVESTMENTS - (COST $59,216,355) — 100.0%		$85,686,772
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (a)		(37,914)
NET ASSETS — 100.0%		$85,648,858

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2020.

See accompanying notes to financial statements.

Statements of Assets & Liabilities

December 31, 2020

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Assets
Investments in unaffiliated securities, at cost	$685,836,949	$200,496,716	$249,332,567	$187,870,187	$105,849,857
Investments in unaffiliated securities, at fair value	$734,327,644	$318,780,859	$306,283,978	$397,851,879	$139,390,438
Cash	—	48,600	3,368	5,274	1,848
Cash denominated in foreign currency (Cost $150)	—	150	—	—	—
Receivable for capital shares sold	1,237,642	959,019	2,457,051	2,752,981	157,208
Receivable for investments sold	602	6,217,003	—	—	10,296
Receivable for dividends and interest	3,889,405	442,198	463,234	171,948	193,177
Receivable for tax reclaims	—	281,179	—	—	—
Prepaid expenses	26,423	22,922	20,077	24,125	14,982
Total Assets	739,481,716	326,751,930	309,227,708	400,806,207	139,767,949

Liabilities
Payable for capital shares redeemed	932,879	507,085	73,527	306,822	26,903
Payable for investments purchased	9,038,626	6,014,703	—	—	—
Accrued expenses and other payables:
Investment advisory fees	240,651	123,731	76,563	99,561	41,246
Administration fees	56,834	25,900	23,535	31,181	11,160
Distribution fees	10,284	2,429	4,110	19,277	1,061
Other	116,694	62,586	53,729	61,896	24,713
Total Liabilities	10,395,968	6,736,434	231,464	518,737	105,083

Net Assets	$729,085,748	$320,015,496	$308,996,244	$400,287,470	$139,662,866

Components of Net Assets
Paid-in capital	$680,858,305	$230,650,282	$242,467,471	$169,457,190	$105,505,078
Distributable earnings	48,227,443	89,365,214	66,528,773	230,830,280	34,157,788
Net Assets	$729,085,748	$320,015,496	$308,996,244	$400,287,470	$139,662,866

Pricing of Class A Shares
Net assets attributable to Class A shares	$48,146,058	$11,251,072	$18,863,209	$90,515,835	$5,172,743
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.0001 par value)	4,301,113	877,277	1,307,826	2,665,101	534,069
Net asset value, offering price and redemption price per share*	$11.19	$12.82	$14.42	$33.96	$9.69
Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.63	$13.53	$15.22	$35.84	$10.23

Pricing of Class I Shares
Net assets attributable to Class I shares	$680,939,690	$308,764,424	$290,133,035	$309,771,635	$134,490,123
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	61,145,012	24,007,194	20,283,896	9,043,322	12,689,871
Net asset value and redemption price per share*	$11.14	$12.86	$14.30	$34.25	$10.60

*	A redemption fee of 2.00% may be charged on shares redeemed within 30 days of purchase.

See accompanying notes to financial statements.

Statements of Assets & Liabilities, continued

December 31, 2020

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Assets
Investments in affiliated securities, at cost	$22,751,813	$64,080,504	$59,215,816
Investments in unaffiliated securities, at cost	5,470	264	539
Investments in affiliated securities, at fair value	$27,764,226	$87,567,787	$85,686,233
Investments in unaffiliated securities, at fair value	5,470	264	539
Receivable for capital shares sold	15,520	10,655	33,647
Receivable for investments sold	367	—	—
Prepaid expenses	6,667	8,563	10,393
Total Assets	27,792,250	87,587,269	85,730,812

Liabilities
Payable for capital shares redeemed	452	—	37
Payable for investments purchased	—	10,655	33,586
Accrued expenses and other payables:
Investment advisory fees	10,350	3,680	3,576
Administration fees	1,447	4,498	4,314
Distribution fees	5,841	18,401	17,879
Other	11,330	23,044	22,562
Total Liabilities	29,420	60,278	81,954

Net Assets	$27,762,830	$87,526,991	$85,648,858

Components of Net Assets
Paid-in capital	$22,601,100	$63,123,917	$58,571,026
Distributable earnings	5,161,730	24,403,074	27,077,832
Net Assets	$27,762,830	$87,526,991	$85,648,858

Pricing of Class A Shares
Net assets attributable to Class A shares	$27,762,830	$87,526,991	$85,648,858
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.0001 par value)	2,136,432	5,684,554	4,987,944
Net asset value, offering price and redemption price per share*	$12.99	$15.40	$17.17
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$13.71	$16.25	$18.12

*	A redemption fee of 2.00% may be charged on shares redeemed within 30 days of purchase.

See accompanying notes to financial statements.

Statements of Operations

For the year ended December 31, 2020

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Investment income
Dividends	$269,249	$7,485,976	$7,013,467	$3,815,842	$1,608,326
Non-cash dividend income	—	14,444	—	—	—
Foreign tax withholding	—	(1,105,092)	(173)	(178)	(2,574)
Interest	16,700,840	69,079	62,467	77,677	29,159
Total Investment Income	16,970,089	6,464,407	7,075,761	3,893,341	1,634,911

Expenses
Investment advisory fees	2,602,244	1,290,176	766,788	1,038,546	354,263
Administration fees	313,416	137,278	123,111	166,451	57,574
Distribution fees - Class A	135,072	25,956	56,064	213,688	9,699
Transfer agent fees - Class A	57,337	27,024	34,586	63,384	7,618
Transfer agent fees - Class I	84,040	15,459	53,271	62,945	6,877
Registration fees - Class A	22,844	17,056	15,835	22,960	19,879
Registration fees - Class I	32,931	19,139	26,652	23,310	16,253
Custodian fees	40,868	77,607	14,789	20,561	10,037
Legal fees	61,467	29,666	26,674	33,323	12,404
Trustee fees and expenses	57,048	27,356	23,788	30,778	11,191
Pricing fees	73,727	56,782	5,349	4,737	8,668
Audit and tax services fees	40,722	41,293	21,965	26,001	14,135
Shareholder report printing fees - Class A	8,676	3,341	7,006	6,206	—
Shareholder report printing fees - Class I	25,159	8,854	13,548	20,257	7,523
Other expenses	70,740	37,622	39,932	38,214	25,584
Total Expenses	3,626,291	1,814,609	1,229,358	1,771,361	561,705
Class A expenses contractually reduced by Investment Adviser	—	—	—	—	(9,564)
Net Expenses	3,626,291	1,814,609	1,229,358	1,771,361	552,141

Net Investment Income	13,343,798	4,649,798	5,846,403	2,121,980	1,082,770

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	7,395,437	(6,906,231)	6,986,971	28,402,948	868,654
Net realized losses on foreign currency transactions	—	(96,900)	—	—	—
Change in unrealized appreciation/(depreciation) of investments	25,492,894	46,743,771	5,910,699	71,609,153	19,520,809
Change in unrealized appreciation/(depreciation) of foreign currency translations	—	22,187	—	—	—
Net Realized and Unrealized Gains on Investments and Foreign Currency Transactions	32,888,331	39,762,827	12,897,670	100,012,101	20,389,463
Net Change in Net Assets from Operations	$46,232,129	$44,412,625	$18,744,073	$102,134,081	$21,472,233

See accompanying notes to financial statements.

Statements of Operations, continued

For the year ended December 31, 2020

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Investment income
Dividends from affiliates	$714,270	$2,321,140	$2,337,707
Dividends from non-affiliates	23	3	2
Total Investment Income	714,293	2,321,143	2,337,709

Expenses
Distribution fees - Class A	67,404	201,630	186,505
Transfer agent fees	27,534	82,408	107,480
Investment advisory fees	13,481	40,326	37,300
Registration and filing fees	23,843	26,709	24,054
Administration fees	8,123	24,229	22,365
Audit and tax services fees	8,411	11,220	11,103
Shareholder report printing fees	1,433	5,018	6,385
Trustee fees and expenses	791	2,081	2,170
Custodian fees	825	810	885
Insurance expense	134	415	371
Other expenses	5,467	4,197	3,001
Total Expenses	157,446	399,043	401,619
Recoupment of prior expenses contractually reduced by Investment Adviser	5,045	—	—
Net Expenses	162,491	399,043	401,619

Net Investment Income	551,802	1,922,100	1,936,090

Realized and Unrealized Gains on Investments
Net realized gains on investments in affiliates	428,014	1,824,949	1,171,428
Long-term capital gain distributions from investments in affiliates	247,691	1,011,583	1,131,669
Change in unrealized appreciation/(depreciation) of investments in affiliates	1,476,761	5,314,128	6,762,991
Net Realized and Unrealized Gains on Investments	2,152,466	8,150,660	9,066,088
Net Change in Net Assets from Operations	$2,704,268	$10,072,760	$11,002,178

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Praxis Impact Bond Fund		Praxis International Index Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
From Operations
Net investment income	$13,343,798	$13,874,311	$4,649,798	$6,727,585
Net realized gains (losses) from investments and foreign currency transactions	7,395,437	1,111,491	(7,003,131)	(2,821,063)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	25,492,894	27,161,042	46,765,958	46,656,384
Net Change in Net Assets from Operations	46,232,129	42,146,844	44,412,625	50,562,906

Distributions to Shareholders
Class A	(1,268,035)	(1,296,712)	(89,909)	(171,182)
Class I	(17,482,526)	(12,834,733)	(4,530,504)	(6,510,309)
Change in Net Assets from Distributions to Shareholders	(18,750,561)	(14,131,445)	(4,620,413)	(6,681,491)

Change in Net Assets from Capital Transactions (Note 6)	112,971,574	50,779,583	(8,254,781)	(5,238,803)
Change in Net Assets	140,453,142	78,794,982	31,537,431	38,642,612

Net Assets
Beginning of year	588,632,606	509,837,624	288,478,065	249,835,453
End of year	$729,085,748	$588,632,606	$320,015,496	$288,478,065

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
From Operations
Net investment income	$5,846,403	$4,695,653	$2,121,980	$3,072,980	$1,082,770	$1,098,144
Net realized gains from investments	6,986,971	23,796,038	28,402,948	22,851,797	868,654	2,652,060
Net change in unrealized appreciation/(depreciation) on investments	5,910,699	33,521,790	71,609,153	53,775,059	19,520,809	17,890,343
Net Change in Net Assets from Operations	18,744,073	62,013,481	102,134,081	79,699,836	21,472,233	21,640,547

Distributions to Shareholders
Class A	(1,487,424)	(957,865)	(5,472,414)	(5,093,963)	(42,138)	(91,206)
Class I	(24,288,798)	(7,797,986)	(19,356,007)	(15,196,455)	(1,620,501)	(3,128,818)
Change in Net Assets from Distributions to Shareholders	(25,776,222)	(8,755,851)	(24,828,421)	(20,290,418)	(1,662,639)	(3,220,024)

Change in Net Assets from Capital Transactions (Note 6)	62,328,677	19,533,075	(2,662,269)	14,894,348	(373,613)	11,842,183
Change in Net Assets	55,296,528	72,790,705	74,643,391	74,303,766	19,435,981	30,262,706

Net Assets
Beginning of year	253,699,716	180,909,011	325,644,079	251,340,313	120,226,885	89,964,179
End of year	$308,996,244	$253,699,716	$400,287,470	$325,644,079	$139,662,866	$120,226,885

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
From Operations
Net investment income	$551,802	$443,198	$1,922,100	$1,263,330	$1,936,090	$967,789
Net realized gains (losses) on investments in affiliates	428,014	(19,705)	1,824,949	5,798	1,171,428	5,261
Long-term capital gain distributions from investments in affiliates	247,691	185,624	1,011,583	1,049,733	1,131,669	1,217,718
Net change in unrealized appreciation/(depreciation) on investments in affiliates	1,476,761	2,351,108	5,314,128	10,650,551	6,762,991	11,266,808
Net Change in Net Assets from Operations	2,704,268	2,960,225	10,072,760	12,969,412	11,002,178	13,457,576

Distributions to Class A Shareholders	(955,627)	(552,811)	(4,096,729)	(2,168,966)	(4,024,475)	(2,092,107)

Change in Net Assets from Capital Transactions (Note 6)	(747,030)	2,205,375	(1,688,758)	2,070,994	4,450,894	2,170,204
Change in Net Assets	1,001,611	4,612,789	4,287,273	12,871,440	11,428,597	13,535,673

Net Assets
Beginning of year	26,761,219	22,148,430	83,239,718	70,368,278	74,220,261	60,684,588
End of year	$27,762,830	$26,761,219	$87,526,991	$83,239,718	$85,648,858	$74,220,261

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated

Praxis Impact Bond Fund - Class A

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$10.67	$10.12	$10.39	$10.30	$10.32
Net investment income (a)	0.19	0.23	0.22	0.21	0.20
Net realized and unrealized gains (losses) on investments	0.60	0.55	(0.26)	0.11	0.02
Total from investment operations	0.79	0.78	(0.04)	0.32	0.22
Less distributions from:
Net investment income	(0.20)	(0.23)	(0.23)	(0.23)	(0.23)
Net realized gains	(0.07)	—	—	—	(0.01)
Total distributions	(0.27)	(0.23)	(0.23)	(0.23)	(0.24)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.19	$10.67	$10.12	$10.39	$10.30
Total return (excludes sales charge)	7.45%	7.75%	(0.36%)	3.11%	2.13%
Net assets at end of year (in 000s)	$48,146	$58,383	$60,692	$91,048	$83,211
Ratio of net expenses to average net assets	0.92%	0.95%	0.97%	0.93%	0.94%
Ratio of net investment income to average net assets	1.72%	2.16%	2.15%	2.02%	1.87%
Ratio of gross expenses to average net assets	0.92%	0.95%	0.98%*	0.98%*	0.99%*
Portfolio turnover rate	31.27%	17.58%	27.27%	17.36%	16.05%

Praxis Impact Bond Fund - Class I

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$10.62	$10.08	$10.35	$10.25	$10.27
Net investment income (a)	0.23	0.27	0.26	0.25	0.26
Net realized and unrealized gains (losses) on investments	0.61	0.54	(0.26)	0.11	0.00 (b)
Total from investment operations	0.84	0.81	0.00 (b)	0.36	0.26
Less distributions from:
Net investment income	(0.25)	(0.27)	(0.27)	(0.26)	(0.27)
Net realized gains	(0.07)	—	—	—	(0.01)
Total distributions	(0.32)	(0.27)	(0.27)	(0.26)	(0.28)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.14	$10.62	$10.08	$10.35	$10.25
Total return	7.94%	8.15%	0.08%	3.58%	2.55%
Net assets at end of year (in 000s)	$680,940	$530,250	$449,146	$432,654	$381,697
Ratio of expenses to average net assets	0.52%	0.53%	0.53%	0.54%	0.54%
Ratio of net investment income to average net assets	2.08%	2.58%	2.60%	2.41%	2.41%
Portfolio turnover rate	31.27%	17.58%	27.27%	17.36%	16.05%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis International Index Fund - Class A

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$11.50	$9.77	$11.69	$9.47	$9.15
Net investment income (a)	0.10	0.18	0.17	0.13	0.13
Net realized and unrealized gains (losses) on investments and foreign currencies	1.32	1.73	(1.94)	2.23	0.32
Total from investment operations	1.42	1.91	(1.77)	2.36	0.45
Less distributions from:
Net investment income	(0.10)	(0.18)	(0.15)	(0.14)	(0.13)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$12.82	$11.50	$9.77	$11.69	$9.47
Total return (excludes sales charge)	12.37%	19.55%	(15.13%)	24.97%	4.97%
Net assets at end of year (in 000s)	$11,251	$11,074	$11,853	$26,344	$18,877
Ratio of expenses to average net assets	1.30%	1.40%	1.31%	1.26%	1.32%
Ratio of net investment income to average net assets	0.92%	1.70%	1.52%	1.22%	1.45%
Portfolio turnover rate	86.12%	20.61%	21.08%	5.22%	10.26%

Praxis International Index Fund - Class I

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$11.53	$9.80	$11.75	$9.51	$9.19
Net investment income (a)	0.18	0.27	0.25	0.19	0.19
Net realized and unrealized gains (losses) on investments and foreign currencies	1.34	1.73	(1.96)	2.25	0.31
Total from investment operations	1.52	2.00	(1.71)	2.44	0.50
Less distributions:
Dividends from net investment income	(0.19)	(0.27)	(0.24)	(0.20)	(0.18)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$12.86	$11.53	$9.80	$11.75	$9.51
Total return	13.18%	20.45%	(14.52%)	25.67%	5.48%
Net assets at end of year (in 000s)	$308,764	$277,404	$237,982	$257,538	$173,598
Ratio of expenses to average net assets	0.61%	0.64%	0.65%	0.72%	0.77%
Ratio of net investment income to average net assets	1.62%	2.48%	2.21%	1.75%	2.01%
Portfolio turnover rate	86.12%	20.61%	21.08%	5.22%	10.26%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Value Index Fund - Class A

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$15.13	$11.81	$13.82	$12.64	$11.17
Net investment income (a)	0.26	0.24	0.23	0.21	0.19
Net realized and unrealized gains (losses) on investments	0.26 (b)	3.56	(1.38)	1.85	1.61
Total from investment operations	0.52	3.80	(1.15)	2.06	1.80
Less distributions from:
Net investment income	—	(0.23)	(0.23)	(0.13)	(0.23)
Net realized gains	(1.23)	(0.25)	(0.63)	(0.75)	(0.10)
Total distributions	(1.23)	(0.48)	(0.86)	(0.88)	(0.33)
Paid-in capital from redemption fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value at end of year	$14.42	$15.13	$11.81	$13.82	$12.64
Total return (excludes sales charge)	3.58%	32.21%	(8.47%)	16.31%	16.13%
Net assets at end of year (in 000s)	$18,863	$30,603	$18,124	$25,057	$21,676
Ratio of expenses to average net assets	0.91%	0.86%	0.89%	0.94%	0.94%
Ratio of net investment income to average net assets	1.90%	1.72%	1.69%	1.58%	1.68%
Portfolio turnover rate	44.98%	39.06%	32.38%	31.87%	48.26%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$15.02	$11.72	$13.74	$12.56	$11.09
Net investment income (a)	0.32	0.30	0.30	0.28	0.26
Net realized and unrealized gains (losses) on investments	0.27 (b)	3.53	(1.38)	1.85	1.60
Total from investment operations	0.59	3.83	(1.08)	2.13	1.86
Less distributions from:
Net investment income	(0.08)	(0.28)	(0.31)	(0.20)	(0.29)
Net realized gains	(1.23)	(0.25)	(0.63)	(0.75)	(0.10)
Total distributions	(1.31)	(0.53)	(0.94)	(0.95)	(0.39)
Paid-in capital from redemption fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value at end of year	$14.30	$15.02	$11.72	$13.74	$12.56
Total return	4.07%	32.74%	(8.06%)	16.91%	16.75%
Net assets at end of year (in 000s)	$290,133	$223,097	$162,785	$165,591	$137,191
Ratio of expenses to average net assets	0.44%	0.44%	0.42%	0.45%	0.44%
Ratio of net investment income to average net assets	2.32%	2.16%	2.18%	2.07%	2.25%
Portfolio turnover rate	44.98%	39.06%	32.38%	31.87%	48.26%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$27.23	$22.05	$23.05	$18.82	$17.68
Net investment income (a)	0.11	0.20	0.15	0.17	0.15
Net realized and unrealized gains (losses) on investments	8.80	6.71	(0.13)	4.78	1.11
Total from investment operations	8.91	6.91	0.02	4.95	1.26
Less distributions from:
Net investment income	(0.10)	(0.20)	(0.21)	(0.08)	(0.12)
Net realized gains	(2.08)	(1.53)	(0.81)	(0.64)	—
Total distributions	(2.18)	(1.73)	(1.02)	(0.72)	(0.12)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$33.96	$27.23	$22.05	$23.05	$18.82
Total return (excludes sales charge)	32.81%	31.45%	(0.05%)	26.28%	7.15%
Net assets at end of year (in 000s)	$90,516	$84,526	$72,735	$87,613	$67,007
Ratio of expenses to average net assets	0.75%	0.79%	0.82%	0.85%	0.86%
Ratio of net investment income to average net assets	0.38%	0.78%	0.59%	0.78%	0.86%
Portfolio turnover rate	28.05%	32.33%	27.24%	27.49%	43.09%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$27.45	$22.21	$23.21	$18.93	$17.79
Net investment income (a)	0.21	0.30	0.25	0.26	0.23
Net realized and unrealized gains (losses) on investments	8.87	6.76	(0.13)	4.82	1.11
Total from investment operations	9.08	7.06	0.12	5.08	1.34
Less distributions from:
Net investment income	(0.20)	(0.29)	(0.31)	(0.16)	(0.20)
Net realized gains	(2.08)	(1.53)	(0.81)	(0.64)	—
Total distributions	(2.28)	(1.82)	(1.12)	(0.80)	(0.20)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$34.25	$27.45	$22.21	$23.21	$18.93
Total return	33.19%	31.91%	0.39%	26.78%	7.62%
Net assets at end of year (in 000s)	$309,772	$241,118	$178,605	$171,884	$136,862
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.44%	0.44%
Ratio of net investment income to average net assets	0.69%	1.13%	0.99%	1.18%	1.26%
Portfolio turnover rate	28.05%	32.33%	27.24%	27.49%	43.09%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Small Cap Index Fund - Class A

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$8.85	$7.44	$8.63	$9.67	$9.45
Net investment income (loss) (a)	0.02	0.03	0.01	0.02	(0.08)
Net realized and unrealized gains (losses) on investments	0.90	1.56	(0.73)	1.03	0.85
Total from investment operations	0.92	1.59	(0.72)	1.05	0.77
Less distributions from:
Net investment income	(0.04)	—	—	—	—
Net realized gains	(0.04)	(0.18)	(0.47)	(2.09)	(0.55)
Total distributions	(0.08)	(0.18)	(0.47)	(2.09)	(0.55)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.69	$8.85	$7.44	$8.63	$9.67
Total return (excludes sales charge)	10.39%	21.36%	(8.56%)	10.70%	8.18%
Net assets at end of year (in 000s)	$5,173	$4,665	$4,284	$5,449	$5,771
Ratio of net expenses to average net assets	1.12%	1.12%	1.11%	1.13%	1.67%
Ratio of net investment income (loss) to average net assets	0.25%	0.33%	0.13%	0.21%	(1.45%)
Ratio of gross expenses to average net assets*	1.37%	1.42%	1.49%	1.66%	1.76%
Portfolio turnover rate	39.21%	21.59%	25.17%	103.54%	60.49%

Praxis Small Cap Index Fund - Class I

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$9.66	$8.13	$9.36	$10.35	$10.01
Net investment income (loss) (a)	0.08	0.09	0.08	0.09	(0.02)
Net realized and unrealized gains (losses) on investments	0.98	1.71	(0.79)	1.09	0.91
Total from investment operations	1.06	1.80	(0.71)	1.18	0.89
Less distributions from:
Net investment income	(0.08)	(0.09)	(0.05)	(0.08)	—
Net realized gains	(0.04)	(0.18)	(0.47)	(2.09)	(0.55)
Total distributions	(0.12)	(0.27)	(0.52)	(2.17)	(0.55)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	—	—	—
Net asset value at end of year	$10.60	$9.66	$8.13	$9.36	$10.35
Total return	11.04%	22.12%	(7.83%)	11.22%	8.93%
Net assets at end of year (in 000s)	$134,490	$115,562	$85,680	$48,015	$42,139
Ratio of expenses to average net assets	0.45%	0.45%	0.46%	0.50%	1.00%
Ratio of net investment income (loss) to average net assets	0.94%	1.02%	0.83%	0.85%	(0.13%)
Portfolio turnover rate	39.21%	21.59%	25.17%	103.54%	60.49%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$12.20	$11.02	$11.75	$11.18	$10.97
Net investment income (a)	0.26	0.21	0.24	0.21	0.19
Net realized and unrealized gains (losses) on investments	0.99	1.23	(0.55)	0.72	0.29
Total from investment operations	1.25	1.44	(0.31)	0.93	0.48
Less distributions from:
Net investment income	(0.27)	(0.20)	(0.24)	(0.21)	(0.21)
Net realized gains	(0.19)	(0.06)	(0.18)	(0.15)	(0.06)
Total distributions	(0.46)	(0.26)	(0.42)	(0.36)	(0.27)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$12.99	$12.20	$11.02	$11.75	$11.18
Total return (excludes sales charge)	10.28%	13.14%	(2.64%)	8.36%	4.23%
Net assets at end of year (in 000s)	$27,763	$26,761	$22,148	$22,881	$21,596
Ratio of net expenses to average net assets†	0.60%	0.61%	0.60%	0.61%	0.58%
Ratio of net investment income to average net assets†*	2.05%	1.81%	2.08%	1.83%	1.72%
Ratio of gross expenses to average net assets†**	0.58%	0.63%	0.63%	0.64%	0.58%
Portfolio turnover rate	28.90%	10.10%	15.49%	15.88%	11.42%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
**	During the period, certain expenses were reduced and/or recouped by the Adviser and/or Distributor. If such expense reductions/recoupments had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$14.30	$12.39	$13.71	$12.55	$12.13
Net investment income (a)	0.34	0.22	0.27	0.28	0.17
Net realized and unrealized gains (losses) on investments	1.50	2.07	(0.93)	1.40	0.64
Total from investment operations	1.84	2.29	(0.66)	1.68	0.81
Less distributions from:
Net investment income	(0.34)	(0.22)	(0.27)	(0.29)	(0.19)
Net realized gains	(0.40)	(0.16)	(0.39)	(0.23)	(0.20)
Total distributions	(0.74)	(0.38)	(0.66)	(0.52)	(0.39)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$15.40	$14.30	$12.39	$13.71	$12.55
Total return (excludes sales charge)	12.97%	18.54%	(4.89%)	13.38%	6.58%
Net assets at end of year (in 000s)	$87,527	$83,240	$70,368	$73,193	$63,565
Ratio of expenses to average net assets†	0.49%	0.52%	0.52%	0.53%	0.55%
Ratio of net investment income to average net assets†*	2.38%	1.64%	2.04%	2.15%	1.39%
Portfolio turnover rate	21.52%	9.43%	12.90%	11.91%	10.29%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$15.79	$13.30	$15.09	$13.47	$12.93
Net investment income (a)	0.40	0.21	0.27	0.32	0.14
Net realized and unrealized gains (losses) on investments	1.81	2.73	(1.24)	1.93	0.87
Total from investment operations	2.21	2.94	(0.97)	2.25	1.01
Less distributions from:
Net investment income	(0.39)	(0.21)	(0.28)	(0.33)	(0.14)
Net realized gains	(0.44)	(0.24)	(0.54)	(0.30)	(0.33)
Total distributions	(0.83)	(0.45)	(0.82)	(0.63)	(0.47)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$17.17	$15.79	$13.30	$15.09	$13.47
Total return (excludes sales charge)	14.08%	22.16%	(6.52%)	16.71%	7.82%
Net assets at end of year (in 000s)	$85,649	$74,220	$60,685	$64,935	$53,925
Ratio of expenses to average net assets†	0.54%	0.58%	0.58%	0.60%	0.61%
Ratio of net investment income to average net assets†*	2.59%	1.42%	1.91%	2.29%	1.09%
Portfolio turnover rate	18.36%	7.72%	12.72%	11.05%	9.32%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Notes to Financial Statements	December 31, 2020

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware statuatory trust under a Declaration of Trust dated September 27, 1993, as amended and restated April 28, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2020, the Trust consists of the Praxis Impact Bond Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Index Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Index Fund, Conservative Portfolio, Balanced Portfolio and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust. Each Fund and Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

As of December 31, 2020, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreement, certain other class specific expenses, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Impact Bond Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net change in net assets from operations for the reporting year. Actual results could differ from those estimates.

New Accounting Pronouncement:

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at fair values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in open-end investment companies are valued at their respective net asset values (“NAVs”) as reported by such companies. The differences between the cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their debt investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established are reviewed by the Pricing Committee of the Funds and Portfolios (“Pricing Committee”) under general supervision of the Board of Trustees (the “Board”). Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board. Short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, which approximates fair value. The Portfolios’ investments in the Funds (the “Underlying Funds”) are valued at the closing NAV per share.

Notes to Financial Statements, continued	December 31, 2020

In certain circumstances, the Praxis Mutual Funds Valuation Procedures (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Pricing Committee. In valuing restricted securities under the Valuation Procedures, the Pricing Committee will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Pricing Committee report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities is not necessarily an indication of the risks associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by each Fund’s and Portfolio’s investments and the input level, as of December 31, 2020, for the investments are as follows:

Impact Bond Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Municipal Bonds	$—	$8,484,376	$—	$8,484,376
Corporate Bonds	—	286,101,685	—	286,101,685
Corporate Notes	—	7,010,000	—	7,010,000
Foreign Governments	—	65,900,697	—	65,900,697
Commercial Mortgage-Backed Securities	—	1,979,255	—	1,979,255
U.S. Government Agencies	—	312,546,864	—	312,546,864
Asset Backed Securities	—	13,083,118	—	13,083,118
Money Market Funds	35,536,622	—	—	35,536,622
Investment Companies	3,685,027	—	—	3,685,027
Total Investments	$39,221,649	$695,105,995	$—	$734,327,644

International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$162,312,507	$152,071,691	$—	$314,384,198
Corporate Notes	—	2,950,000	—	2,950,000
Money Market Funds	1,446,661	—	—	1,446,661
Total Investments	$163,759,168	$155,021,691	$—	$318,780,859

Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$301,792,130	$—	$—	$301,792,130
Corporate Notes	—	2,710,000	—	2,710,000
Money Market Funds	1,781,848	—	—	1,781,848
Total Investments	$303,573,978	$2,710,000	$—	$306,283,978

Notes to Financial Statements, continued	December 31, 2020

Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$392,881,006	$—	$—	$392,881,006
Corporate Notes	—	3,520,000	—	3,520,000
Money Market Funds	1,450,873	—	—	1,450,873
Total Investments	$394,331,879	$3,520,000	$—	$397,851,879

Small Cap Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$137,820,848	$—	$—	$137,820,848
Rights	—	—	2,608	2,608
Corporate Notes	—	1,310,000	—	1,310,000
Money Market Funds	256,982	—	—	256,982
Total Investments	$138,077,830	$1,310,000	$2,608	$139,390,438

Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$27,764,226	$—	$—	$27,764,226
Money Market Funds	5,470	—	—	5,470
Total Investments	$27,769,696	$—	$—	$27,769,696

Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$87,567,787	$—	$—	$87,567,787
Money Market Funds	264	—	—	264
Total Investments	$87,568,051	$—	$—	$87,568,051

Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$85,686,233	$—	$—	$85,686,233
Money Market Funds	539	—	—	539
Total Investments	$85,686,772	$—	$—	$85,686,772

The following is a reconciliation of Level 3 instruments held in the Small Cap Index Fund for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2020:

Small Cap Index Fund
Balance as of December 31, 2019	$—
Receipt of Rights from corporate action	2,608
Balance as of December 31, 2020	$2,608

The total change in unrealized appreciation (depreciation) included on the Statements of Operations attributable to Level 3 investments still held at December 31, 2020, is $2,608.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Trust’s Pricing Committee in conformity with guidelines adopted by and subject to review by the Board to determine the fair value of the Level 3 instruments:

Small Cap Index Fund
	12/31/2020	Valuation Technique	Unobservable Input	Range	Impact to Valuation from a Decrease in Input *
Rights	$2,608	Discount on Future Cash Flows	Estimate of Future Cash Flows	100%	Increase

*

This column represents the directional change in fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Notes to Financial Statements, continued	December 31, 2020

Investment Transactions and Related Income:

Changes in holdings of portfolio investments are reflected in the calculation of each Fund’s and Portfolio’s NAV no later than the first business day following trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Realized gains or losses realized on sales of investments are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount calculated using constant yield to maturity or effective yield.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from the Funds’ investments in REITs may be characterized as ordinary income, net capital gains or return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds may use estimates in reporting the character of their income and distributions for financial statement purposes; otherwise, these amounts are recorded once the issuers provide the information about the actual composition of the distributions. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to the net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other Praxis equity and fixed income funds (the “Underlying Funds”) and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees, of the Underlying Funds. These expenses are accrued by the Underlying Funds before their share prices are calculated and are reflected as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus fee tables. Actual indirect expenses vary depending on how a Portfolio’s assets are allocated among the Underlying Funds.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The fair value of investment securities and other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The International Index Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Notes to Financial Statements, continued	December 31, 2020

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities other than investments in securities at the reporting period, resulting from changes in the exchange rate.

Dividends and Distributions:

Dividends from net investment income, if any, are declared and paid monthly for the Impact Bond Fund and for each of the Portfolios. Dividends from net investment income, if any, are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Index Fund. To the extent the Portfolios invest in the Impact Bond Fund and receive dividends, they will be paid monthly. Distributions of net realized capital gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios are first notified of the dividend. Distributable net realized capital gains of the Funds, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Uninvested Cash:

The Funds may maintain cash at their custodian which, at times, may exceed United States federally insured limits. The Funds maintain these balances with a high-quality financial institution. The Funds may incur charges on cash overdrafts.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld. The Funds and Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2020, the Funds and Portfolios did not incur any interest or penalties.

Redemption Fees:

The Funds and Portfolios will charge a redemption fee of two percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Paid-in Capital Share Transactions as disclosed in Note 6 to the Financial Statements.

3. Purchases and Sales of Securities:

Purchases, sales and maturities of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2020 were as follows:

	Purchases	Sales
Impact Bond Fund	$210,452,229	$98,644,660
International Index Fund	242,832,272	252,424,180
Value Index Fund	153,551,430	114,267,671
Growth Index Fund	96,506,805	124,501,383
Small Cap Index Fund	46,116,858	47,117,181
Conservative Portfolio	7,790,086	8,706,120
Balanced Portfolio	17,391,229	20,253,222
Growth Portfolio	17,193,354	13,719,059

During the year ended December 31, 2020, the Value Index Fund sold securities to the Growth Index Fund and the Growth Index Fund sold securities to the Value Index Fund. These transactions, which were effected at the then current market prices as provided by an independent pricing service used by the Trust, complied with Rule 17a-7 under the 1940 Act. The transactions were as follows:

Selling Fund	Purchasing Fund	Net Proceeds	Net Gain
Value Index Fund	Growth Index Fund	$19,118,579	$5,166,266
Growth Index Fund	Value Index Fund	38,391,688	12,228,029

Notes to Financial Statements, continued	December 31, 2020

4. Investment Transactions with Affiliates:

The Portfolios invest in the Underlying Funds, which are also advised by Everence Capital Management, Inc. (the “Adviser”). The Underlying Funds are deemed affiliates of the Portfolios, and the related activities in those investments were as follows:

	For the year ended December 31, 2020
Affiliate	Fair Value at December 31, 2019	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2020	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2020
Conservative Portfolio
Growth Index - Class I	$2,585,866	$764,558	$(1,344,266)	$280,796	$339,383	$2,626,337	$63,646	$100,447	76,681
Impact Bond - Class I	18,352,757	5,039,320	(4,972,980)	77,411	798,252	19,294,760	440,238	94,698	1,732,025
International Index - Class I	2,513,942	721,545	(1,032,198)	46,176	299,302	2,548,767	37,197	—	198,193
Small Cap Index - Class I	694,249	271,462	(374,066)	(27,028)	143,136	707,753	7,446	901	66,769
Value Index - Class I	2,628,671	993,201	(982,610)	50,659	(103,312)	2,586,609	165,743	51,645	180,882
Total	$26,775,485	$7,790,086	$(8,706,120)	$428,014	$1,476,761	$27,764,226	$714,270	$247,691	2,254,550

	For the year ended December 31, 2020
Affiliate	Fair Value at December 31, 2019	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2020	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2020
Balanced Portfolio
Growth Index - Class I	$13,627,086	$1,814,901	$(4,215,658)	$1,523,818	$1,464,326	$14,214,473	$346,457	$547,861	415,021
Impact Bond - Class I	31,965,929	8,738,962	(7,599,485)	130,306	1,282,242	34,517,954	744,724	170,639	3,098,560
International Index - Class I	15,373,510	1,894,978	(3,217,091)	162,292	1,762,924	15,976,613	233,096	—	1,242,349
Small Cap Index - Class I	8,464,008	1,878,047	(2,761,814)	(109,963)	1,388,903	8,859,181	93,352	11,353	835,772
Value Index - Class I	13,860,170	3,064,341	(2,459,174)	118,496	(584,267)	13,999,566	903,511	281,730	978,991
Total	$83,290,703	$17,391,229	$(20,253,222)	$1,824,949	$5,314,128	$87,567,787	$2,321,140	$1,011,583	6,570,693

	For the year ended December 31, 2020
Affiliate	Fair Value at December 31, 2019	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2020	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2020
Growth Portfolio
Growth Index - Class I	$15,356,571	$2,930,221	$(4,055,121)	$1,168,534	$2,338,542	$17,738,747	$431,339	$681,654	517,920
Impact Bond - Class I	14,064,436	5,733,942	(3,624,011)	66,976	563,846	16,805,189	343,105	82,842	1,508,545
International Index - Class I	18,064,120	2,139,531	(1,926,253)	59,871	2,388,357	20,725,626	302,295	—	1,611,635
Small Cap Index - Class I	11,174,179	2,617,359	(2,723,869)	(90,295)	1,962,047	12,939,421	136,216	16,536	1,220,700
Value Index - Class I	15,618,213	3,772,301	(1,389,805)	(33,658)	(489,801)	17,477,250	1,124,752	350,637	1,222,185
Total	$74,277,519	$17,193,354	$(13,719,059)	$1,171,428	$6,762,991	$85,686,233	$2,337,707	$1,131,669	6,080,985

5. Related Party Transactions:

The Adviser provides investment advisory services to the Funds and Portfolios. In 2020, under the terms of the investment advisory agreement, the Adviser was entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Impact Bond Fund	0.40%
International Index Fund*	0.45%
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Index Fund	0.30%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

*

The International Index Fund’s fee is subject to a tier schedule as follows: 0.53% on net assets up to $100 million, and 0.41% on net assets over $100 million, and 0.38% on net assets over $500 million.

Notes to Financial Statements, continued	December 31, 2020

The Adviser has retained Aperio Group LLC (the “Sub-Adviser”) to perform the daily investment of the assets of the International Index Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Adviser has entered into an expense limitation agreement effective until April 30, 2022. Pursuant to this agreement, the Adviser has agreed to reduce its fees (but not below zero) and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amount of fee reduction and/or expense reimbursements by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the fee reduction and/or reimbursement and at the time of repayment, and the repayment is made within three years after the time in which the Adviser reduced and/or reimbursed the expense.

The contractual expense limits in place as of December 31, 2020 were:

Small Cap Index Fund (Class A)	1.10%
Conservative Portfolio (Class A)	0.60%
Balanced Portfolio (Class A)	0.60%
Growth Portfolio (Class A)	0.60%

For the year ended December 31, 2020, the Adviser contractually reduced investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Small Cap Index Fund	$9,564

As of December 31, 2020, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Year Repayment Expires	Balance
Impact Bond Fund	2018	2021	$6,169
			$6,169
Small Cap Index Fund	2018	2021	$19,950
	2019	2022	13,812
	2020	2023	9,564
			$43,326
Conservative Portfolio	2018	2021	$7,745
	2019	2022	6,167
			$13,912

During the year ended December 31, 2020, the Adviser recouped prior year fee reductions from the Conservative Portfolio in the amount of $5,045.

U.S. Bank Global Fund Services provides transfer agent, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bank Global Fund Services receives an annual fee, paid monthly, from each Fund and Portfolio.

Foreside Financial Services, LLC (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned sales charges from underwriting and broker commissions on the sale of shares during the year ended December 31, 2020 as follows:

Impact Bond Fund	$5,960
International Index Fund	1,342
Value Index Fund	2,486
Growth Index Fund	15,015
Small Cap Index Fund	867
Conservative Portfolio	5,772
Balanced Portfolio	15,641
Growth Portfolio	26,823

Notes to Financial Statements, continued	December 31, 2020

The Trust has adopted a Plan of Distribution (“Rule 12b-1 Plan”) under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50% of the average daily net assets attributable to Class A Shares of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

The Trust has entered into a Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”) to serve as business manager and administrator for the Trust on behalf of the Funds and Portfolios. Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to Assistant Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the U.S Securities and Exchange Commission (the “SEC”); and maintaining books and records in accordance with applicable laws and regulations. For these services, Foreside receives a monthly fee from each Fund and Portfolio. These fees are reflected as in Administration Fees on the Statements of Operations.

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Impact Bond Fund		International Index Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$17,642,403	$14,866,497	$1,545,624	$1,448,327
Dividends reinvested	1,070,163	955,524	83,585	164,389
Cost of shares redeemed	(31,716,783)	(21,285,006)	(2,776,552)	(4,252,595)
Redemption fees	5,867	2,805	—	201
Class A Share Transactions	$(12,998,350)	$(5,460,180)	$(1,147,343)	$(2,639,678)
Class I Shares:
Proceeds from shares issued	$274,129,349	$115,309,095	$60,452,474	$38,159,663
Dividends reinvested	10,595,572	6,588,116	2,338,383	3,122,541
Cost of shares redeemed	(158,757,650)	(65,660,681)	(69,898,420)	(43,881,419)
Redemption fees	2,653	3,233	125	90
Class I Share Transactions	$125,969,924	$56,239,763	$(7,107,438)	$(2,599,125)
Net increase (decrease) from capital transactions	$112,971,574	$50,779,583	$(8,254,781)	$(5,238,803)
Share Transactions:
Class A Shares:
Issued	1,592,344	1,418,215	148,816	134,583
Reinvested	96,115	90,887	6,500	14,332
Redeemed	(2,857,889)	(2,036,312)	(241,026)	(399,289)
Change in Class A Shares:	(1,169,430)	(527,210)	(85,710)	(250,374)
Class I Shares:
Issued	24,749,773	10,999,021	5,881,481	3,545,191
Reinvested	955,537	628,469	181,270	271,289
Redeemed	(14,471,143)	(6,295,387)	(6,115,796)	(4,045,332)
Change in Class I Shares:	11,234,167	5,332,103	(53,045)	(228,852)
Net increase (decrease) from share transactions	10,064,737	4,804,893	(138,755)	(479,226)

Notes to Financial Statements, continued	December 31, 2020

	Value Index Fund		Growth Index Fund		Small Cap Index Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,766,932	$10,407,287	$9,098,644	$6,292,439	$962,933	$707,745
Dividends reinvested	1,456,977	862,839	5,370,563	4,998,534	40,965	90,460
Cost of shares redeemed	(15,029,386)	(4,718,130)	(27,466,369)	(16,243,394)	(940,667)	(1,203,400)
Redemption fees	712	241	3,701	914	326	1,342
Class A Share Transactions	$(9,804,765)	$6,552,237	$(12,993,461)	$(4,951,507)	$63,557	$(403,853)
Class I Shares:
Proceeds from shares issued	$99,096,474	$40,609,677	$74,380,687	$43,137,380	$32,332,755	$22,689,215
Dividends reinvested	22,671,090	5,664,326	18,056,074	13,953,964	1,066,732	2,566,521
Cost of shares redeemed	(49,639,775)	(33,294,693)	(82,108,546)	(37,248,921)	(33,836,970)	(13,009,707)
Redemption fees	5,653	1,528	2,977	3,432	313	7
Class I Share Transactions	$72,133,442	$12,980,838	$10,331,192	$19,845,855	$(437,170)	$12,246,036
Net increase (decrease) from capital transactions	$62,328,677	$19,533,075	$(2,662,269)	$14,894,348	$(373,613)	$11,842,183
Share Transactions:
Class A Shares:
Issued	283,657	766,766	314,035	244,041	120,126	85,259
Reinvested	102,604	56,931	159,976	184,945	4,249	10,374
Redeemed	(1,101,175)	(335,771)	(912,615)	(623,275)	(117,213)	(144,375)
Change in Class A Shares:	(714,914)	487,926	(438,604)	(194,289)	7,162	(48,742)
Class I Shares:
Issued	7,466,977	2,991,092	2,456,009	1,645,773	4,375,386	2,568,615
Reinvested	1,601,021	375,754	531,528	510,778	100,881	267,186
Redeemed	(3,635,891)	(2,408,096)	(2,728,489)	(1,414,517)	(3,748,999)	(1,415,431)
Change in Class I Shares:	5,432,107	958,750	259,048	742,034	727,268	1,420,370
Net increase (decrease) from share transactions	4,717,193	1,446,676	(179,556)	547,745	734,430	1,371,628

	Conservative Portfolio		Balanced Portfolio		Growth Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$4,755,834	$4,624,452	$5,580,204	$8,312,439	$7,586,545	$6,417,190
Dividends reinvested	941,783	536,853	4,084,344	2,151,545	4,013,698	2,078,357
Cost of shares redeemed	(6,444,962)	(2,956,002)	(11,353,364)	(8,393,037)	(7,149,602)	(6,325,378)
Redemption fees	315	72	58	47	253	35
Class A Share Transactions	$(747,030)	$2,205,375	$(1,688,758)	$2,070,994	$4,450,894	$2,170,204
Net increase (decrease) from capital transactions	$(747,030)	$2,205,375	$(1,688,758)	$2,070,994	$4,450,894	$2,170,204
Share Transactions:
Class A Shares:
Issued	390,035	391,394	395,424	605,609	501,528	431,093
Reinvested	73,304	44,742	266,145	151,525	232,824	131,477
Redeemed	(520,769)	(251,853)	(796,878)	(617,470)	(447,569)	(425,773)
Change in Class A Shares:	(57,430)	184,283	(135,309)	139,664	286,783	136,797
Net increase (decrease) from share transactions	(57,430)	184,283	(135,309)	139,664	286,783	136,797

Notes to Financial Statements, continued	December 31, 2020

7. Federal Income Tax Information:

The character of dividends paid to shareholders of the Funds and Portfolios for federal income tax purposes during the years ended December 31, 2020 and 2019 was as follows:

	Impact Bond Fund		International Index Fund		Value Index Fund
	2020	2019	2020	2019	2020	2019
From ordinary income	$15,229,973	$14,131,445	$4,620,413	$6,681,491	$19,626,980	$4,670,875
From long-term capital gains	3,520,588	—	—	—	6,149,242	4,084,976
Total distributions	$18,750,561	$14,131,445	$4,620,413	$6,681,491	$25,776,222	$8,755,851

	Growth Index Fund		Small Cap Index Fund
	2020	2019	2020	2019
From ordinary income	$9,443,299	$3,131,391	$1,474,194	$1,436,189
From long-term capital gains	15,385,122	17,159,027	188,445	1,783,835
Total distributions	$24,828,421	$20,290,418	$1,662,639	$3,220,024

	Conservative Portfolio		Balanced Portfolio		Growth Portfolio
	2020	2019	2020	2019	2020	2019
From ordinary income	$625,594	$446,932	$1,966,662	$1,323,985	$1,954,533	$1,035,425
From long-term capital gains	330,033	105,879	2,130,067	844,981	2,069,942	1,056,682
Total distributions	$955,627	$552,811	$4,096,729	$2,168,966	$4,024,475	$2,092,107

The following information is computed on a tax basis for each item as of December 31, 2020:

	Impact Bond Fund	International Index Fund	Value Index Fund
Tax cost of portfolio investments	$686,094,974	$201,649,730	$250,418,483
Gross unrealized appreciation	49,135,938	118,935,882	64,388,340
Gross unrealized depreciation	(903,268)	(1,804,753)	(8,522,845)
Net unrealized appreciation on investments	$48,232,670	$117,131,129	$55,865,495
Net unrealized appreciation on foreign currency transactions	—	23,359	—
Undistributed ordinary income	—	830,619	8,336,954
Undistributed long-term capital gains	—	—	2,326,324
Post-October capital losses	(5,227)	—	—
Accumulated capital and other losses	—	(28,619,893)	—
Distributable earnings	$48,227,443	$89,365,214	$66,528,773

	Growth Index Fund	Small Cap Index Fund
Tax cost of portfolio investments	$187,978,976	$106,181,411
Gross unrealized appreciation	210,694,638	41,978,387
Gross unrealized depreciation	(821,735)	(8,769,360)
Net unrealized appreciation on investments	$209,872,903	$33,209,027
Undistributed ordinary income	3,900,261	380,836
Undistributed long-term capital gains	17,057,116	567,925
Distributable earnings	$230,830,280	$34,157,788

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
Tax cost of portfolio investments	$23,041,740	$64,928,969	$60,050,624
Gross unrealized appreciation	4,739,958	22,776,373	25,869,098
Gross unrealized depreciation	(12,002)	(137,291)	(232,950)
Net unrealized appreciation on investments	$4,727,956	$22,639,082	$25,636,148
Undistributed ordinary income	43,865	20,096	15,108
Undistributed long-term capital gains	389,909	1,743,896	1,426,576
Distributable earnings	$5,161,730	$24,403,074	$27,077,832

Post-October capital losses listed about incurred after October 31, 2020 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales loss and nontaxable distributions, as well as investments in Passive Foreign Investment Companies (“PFICs”).

Notes to Financial Statements, continued	December 31, 2020

For the latest tax year ended December 31, 2020, the following Fund has capital loss carry forwards (“CLCFs”) as summarized below.

CLCFs not subject to expiration:

International Index
No expiration - short-term	$20,814,150
No expiration - long-term	7,805,743
$28,619,893

During the latest tax year ended December 31, 2020, the Impact Bond Fund utilized $1,510,093 of CLCFs of which $424,466 was short-term and $1,058,627 was long-term and the International Index Fund utilized $757,628 of long-term CLCFs.

Certain reclassifications, the result of permanent differences between financial statement and income tax requirements, have been made to the components of net assets. Reclassifications result primarily from the differences in distribution redesignations, PFICs, equalization and net investment losses. These reclassifications have no impact on the net assets or the NAV per share of the Funds and Portfolios and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2020:

	Paid-In Capital	Distributable Earnings
Impact Bond Fund	$504,131	$(504,131)
International Index Fund	—	—
Value Index Fund	1	(1)
Growth Index Fund	5,302,861	(5,302,861)
Small Cap Index Fund	—	—
Conservative Portfolio	34,097	(34,097)
Balanced Portfolio	120,199	(120,199)
Growth Portfolio	80,311	(80,311)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for the current and all open tax years (generally, three years) and have concluded that no provisions for income tax is required in their financial statements. The Funds and Portfolios recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

8. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

9. Trustee Compensation

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives an annual retainer and meeting fees, plus reimbursement for travel and other meeting related expenses. Collectively, the Independent Trustees were paid $112,000 in retainers and meeting fees during the year ended December 31, 2020.

Notes to Financial Statements, continued	December 31, 2020

10. Other Recent Developments

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

11. Subsequent Events

The Funds and Portfolios evaluated subsequent events December 31, 2020 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements, other than discussed below:

Effective January 1, 2021, the Impact Bond Fund changed the investment advisory fee from 0.40% of the average daily net assets of the Fund to a new tier schedule of 0.40% of the average daily net assets of the Fund up to and including $500 million, and 0.30% of the average daily net assets over $500 million.

Effective January 1, 2021, the Value Index Fund, Growth Index Fund and Small Cap Index Fund each changed the investment advisory fee from 0.30% of the average daily net assets of each Fund to a new tier schedule of 0.30% of the average daily net assets of each Fund up to and including $200 million, and 0.20% of the average daily net assets of each Fund over $200 million.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Praxis Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Praxis Mutual Funds comprising Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Index Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio (the “Funds”) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended December 31, 2016, were audited by other auditors whose report dated February 24, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 25, 2021

Additional Fund Information (unaudited)	December 31, 2020

Impact Bond Fund

Security Allocation	Percentage of Net Assets
Asset Backed Securities	1.8%
Commercial Mortgage-Backed Securities	0.3%
Corporate Bonds	39.2%
Corporate Notes	0.9%
Development Finance Corporation	0.8%
Federal Home Loan Bank	5.7%
Federal Home Loan Mortgage Corporation	7.7%
Federal National Mortgage Association	27.8%
Foreign Governments	9.0%
Government National Mortgage Association **	0.0%
Investment Companies	0.5%
Municipal Bonds	1.2%
Small Business Administration **	0.0%
United States Agency of International Development	0.7%
United States Deparment of Housing and Urban Development	0.2%
Money Market Funds	4.9%
Total	100.7%

** Amount rounds to less than 0.1%

International Index Fund

Security Allocation	Percentage of Net Assets
Australia	4.2%
Austria	0.2%
Belgium	0.3%
Bermuda	0.4%
Brazil	1.6%
Canada	6.3%
Cayman Islands	8.4%
Chile	0.3%
China	3.4%
Colombia	0.3%
Denmark	1.9%
Finland	0.5%
France	6.2%
Germany	5.0%
Hong Kong	2.9%
Hungary **	0.0%
India	2.8%
Indonesia	0.6%
Ireland	0.3%
Israel	0.6%
Italy	1.4%
Japan	16.0%
Jersey	0.7%
Luxembourg	0.6%
Mexico	0.9%
Netherlands	2.9%
Norway	1.1%
Papua New Guinea	0.2%
Philippines	0.2%
Portugal	0.2%
Russia	0.2%
Singapore	1.1%
South Africa	1.0%
South Korea	3.1%
Spain	1.9%
Sweden	2.0%
Switzerland	5.9%
Taiwan	4.7%
Turkey	0.2%
United Kingdom	7.3%
United States	0.4%

International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Corporate Notes	0.9%
Money Market Funds	0.5%
Total	99.6%

**	Amount rounds to less than 0.1%

International Index Fund

Security Allocation	Percentage of Net Assets
Advertising & Marketing	0.3%
Apparel & Textile Products	1.7%
Asset Management	1.5%
Automotive	2.9%
Banking	10.0%
Beverages	0.7%
Biotech & Pharma	5.3%
Cable & Satellite	0.3%
Chemicals	2.8%
Commercial Support Services	1.4%
Community Development	0.9%
Construction Materials	0.5%
Consumer Services	0.5%
Containers & Packaging	0.3%
Diversified Industrials	0.7%
E-Commerce Discretionary	2.5%
Electric & Gas Marketing & Trading	0.4%
Electric Utilities	2.0%
Electrical Equipment	1.7%
Engineering & Construction	0.3%
Entertainment Content	0.6%
Food	1.8%
Forestry, Paper & Wood Products	0.6%
Gas & Water Utilities	0.1%
Health Care Facilities & Services	1.3%
Home Construction	0.8%
Household Products	2.5%
Industrial Support Services	0.7%
Institutional Financial Services	1.4%
Insurance	4.9%
Internet Media & Services	4.1%
Leisure Facilities & Services	0.9%
Leisure Products	0.2%
Machinery	2.1%
Medical Equipment & Devices	2.0%
Metals & Mining	2.9%
Oil & Gas Producers	2.2%
Oil & Gas Services & Equipment	0.2%
Publishing & Broadcasting	0.5%
Real Estate Owners & Development	1.4%
Real Estate Services	0.1%
REITs	2.1%
Renewable Energy	0.3%
Retail - Consumer Staples	1.7%
Retail - Discretionary	2.2%
Semiconductors	5.4%
Software	1.2%
Specialty Finance	0.1%
Steel	1.4%
Technology Hardware	4.2%
Technology Services	3.8%
Telecommunications	5.0%

Additional Fund Information (unaudited), continued	December 31, 2020

International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Transportation & Logistics	3.0%
Wholesale - Consumer Staples	0.4%
Wholesale - Discretionary	0.3%
Money Market Funds	0.5%
Total	99.6%

Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	97.6%
Corporate Notes	0.9%
Money Market Funds	0.6%
Total	99.1%

Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.1%
Corporate Notes	0.9%
Money Market Funds	0.4%
Total	99.4%

Small Cap Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.7%
Rights **	0.0%
Corporate Notes	0.9%
Money Market Funds	0.2%
Total	99.8%

**	Amount rounds to less than 0.1%

Conservative Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.0%
Money Market Funds **	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Balanced Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.0%
Money Market Funds **	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Growth Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.0%
Money Market Funds **	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Additional Fund Information (unaudited), continued	December 31, 2020

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2020 qualify for the corporate dividends received deduction:

International Index Fund	1.85%
Value Index Fund	24.57%
Growth Index Fund	42.11%
Small Cap Index	79.86%
Genesis Conservative Portfolio	12.55%
Genesis Balanced Portfolio	22.98%
Genesis Growth Portfolio	28.49%

Qualified Dividend Income

The Funds and Portfolios have designated the maximum amount allowable of their taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-DIV for the calendar year 2020.

Capital Gain Distribution

For the year ended December 31, 2020, the following Funds designated long-term capital gain distributions:

Impact Bond Fund	$4,024,719
Value Index Fund	6,149,242
Growth Index Fund	20,632,120
Small Cap Index Fund	188,445
Genesis Conservative Portfolio	364,130
Genesis Balanced Portfolio	2,250,266
Genesis Growth Portfolio	2,150,253

International Index Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio, and Genesis Growth Portfolio intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Funds’ foreign source income per share was $0.304, $0.017, $0.041, and $0.061, respectively, and the foreign tax expense per share was $0.037, $0.003, $0.008, and $0.012, respectively. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date. These shareholders will receive more detailed information with their 2020 Form 1099-DIV.

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At its November 19-20, 2020 meeting, which was conducted virtually in light of COVID-19, the Funds’ Board of Trustees, which consists of a majority of Independent Trustees, unanimously approved a one-year renewal of the Investment Advisory Agreement for each Fund, and a one-year renewal of the Sub-Investment Advisory Agreement for the International Index Fund.

The Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process. The Trustees reviewed and evaluated all of this information and considered factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board considered each Fund and each Agreement separately. The Board’s conclusions with respect to the approvals were based in part on the Board’s evaluation of the Agreements in prior years and their experience with the nature and quality of services provided under the Agreements in prior years. The Board’s determinations were not based on any single factor, and individual Trustees may have weighed certain factors differently.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between each Fund and Everence Capital Management, Inc. (“Everence” or the “Adviser”), the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment adviser to the Funds, including the experience of the investment professionals and other senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, and the Adviser’s responsiveness in implementing Board directives and addressing Board requests relating to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that the Adviser manages directly, the qualifications of the portfolio managers responsible for the day-to-day portfolio management of each Fund that is managed

Additional Fund Information (unaudited), continued	December 31, 2020

directly, and the Adviser’s infrastructure and resources available to the portfolio managers. For the International Index Fund, the Board also considered the Adviser’s effectiveness in overseeing the Sub-Adviser. The Board also considered that the Adviser is responsible for developing and integrating key elements of the Funds’ socially responsible investing, including the Stewardship Investing screening process for the Funds, shareholder advocacy on behalf of the Funds, and proxy voting for the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by the Adviser.

Investment Performance

In evaluating each Fund’s investment performance, the Board considered investment performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board also considered each Fund’s historical investment performance relative to its benchmark and peer group. The Board evaluated Fund performance gross of fees and net of fees. The Board also considered the impact of the Funds’ Stewardship Investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board reached the following conclusions with regard to each Fund’s investment performance, for the periods ended September 30, 2020:

Impact Bond Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three- and five-year periods, and measured against its peer group, Class I ranked between the 27th and 39th percentiles and Class A ranked between the 52nd and 68th percentiles over those periods;

Value Index Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three- and five-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 14th and 24th percentiles and Class A ranked between the 19th and 25th percentiles over those periods;

Growth Index Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three- and five-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 35th and 50th percentiles and Class A ranked between the 39th and 52nd percentiles over those periods;

Small Cap Index Fund: performance was in line with expectations. The Board noted that Fund’s gross performance exceed its benchmark index for the one- and three-year periods and trailed its benchmark index for the five-year period, the variation from the index was reasonable, and measured against its peer group, Class I ranked in the 58th, 43rd and 89th percentiles and Class A ranked in the 65th, 54th and 93rd percentiles over those respective periods. The Board noted that prior to January 1, 2017, the Fund’s portfolio was managed by a sub-adviser, not the Adviser, and used a different small-cap investment strategy;

Conservative Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three- and five-year periods, and measured against its peer group, ranked between the 17th and 48th percentiles over those periods;

Balanced Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one- and three-year periods and trailed its benchmark index for five-year period, and measured against its peer group, ranked between the 47th and 53rd percentiles over those periods; and

Growth Portfolio: performance was in line with expectations. The Board noted that although the Fund’s gross performance trailed its benchmark index for the for one- three- and five-year periods, measured against its peer group, the Genesis Portfolio ranked between the 37th and 44th percentiles over those periods.

Costs of Services and Profitability

The Board then reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser addressed the Board’s questions regarding fund-related expenses, expense allocations and expense waivers and reimbursements. In its review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal, compliance and audit fees. The Board also noted the effects of any current expense waivers and reimbursements on fees and expense levels, as well as any proposed changes to the current expense limitations and the duration of those waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to each Fund of the services provided to the Fund by the Adviser were fair.

Additional Fund Information (unaudited), continued	December 31, 2020

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of Fund shareholders. The Board considered that the Adviser has represented to the Board that it would consider breakpoints as the Funds grow in size. The Board noted that the Adviser had agreed to implement breakpoints, effective January 1, 2021, for the Impact Bond, Value Index, Growth Index and Small Cap Index Funds. The Board also considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels for the non-index-based Funds did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided. In addition, the Board noted that the Funds benefit from their association with the Adviser and its affiliates, particularly in light of the Adviser’s commitment to socially responsible investing and shareholder advocacy.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”) with respect to portfolio management of Praxis International Index Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board evaluated the nature, extent and quality of services Aperio provides to the Fund. Among other things, the Board considered Aperio’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience its investment professionals and other senior personnel at Aperio providing services to the Fund. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board considered Aperio’s compliance with the Fund’s investment objective and policies, as well as its implementation of the Fund’s principal investment strategy. The Board considered Aperio’s track record and experience providing portfolio management services to the Fund. The Board considered Aperio’s responsiveness in implementing Board directives and addressing Board questions and requests relating to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Investment Performance

The Board reviewed historical performance data for the International Index Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of the Fund’s Stewardship Investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2020, the Fund’s performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three- and five-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 25th and 36th percentiles and Class A ranked between the 28th and 55th percentiles over those periods.

Costs of Services and Profitability

The Board considered the costs of the services provided by Aperio to the International Index Fund and the profits to be realized by Aperio and its affiliates from their relationship with the International Index Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Economies of Scale

The Board considered that Aperio had agreed to a reduced sub-advisory fee schedule, effective January 1, 2020, that applied the then-lowest breakpoint rate to all asset levels.

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. Within the context of its overall determinations regarding the Agreements, the Board concluded that Aperio did not derive material benefits from its relationship with the International Index Fund other than receipt of sub-advisory fees and potential benefits from its association with the Praxis Mutual Funds.

Additional Fund Information (unaudited), continued	December 31, 2020

Expense Comparison:

As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account Value at Beginning of Period ($)		Account Value at End of Period ($)		Expenses Paid During Period ($)*		Expense Ratio During Period (%)**
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Impact Bond Fund
Class A	1,000.00	1,000.00	1,013.60	1,020.56	4.61	4.62	0.91%
Class I	1,000.00	1,000.00	1,015.80	1,022.52	2.63	2.64	0.52%
International Index Fund
Class A	1,000.00	1,000.00	1,252.20	1,018.75	7.19	6.44	1.27%
Class I	1,000.00	1,000.00	1,256.00	1,022.07	3.46	3.10	0.61%
Value Index Fund
Class A	1,000.00	1,000.00	1,197.20	1,020.56	5.03	4.62	0.91%
Class I	1,000.00	1,000.00	1,199.70	1,022.92	2.43	2.24	0.44%
Growth Index Fund
Class A	1,000.00	1,000.00	1,225.00	1,021.47	4.08	3.71	0.73%
Class I	1,000.00	1,000.00	1,226.90	1,022.97	2.41	2.19	0.43%
Small Cap Index Fund
Class A	1,000.00	1,000.00	1,345.70	1,019.51	6.60	5.69	1.12%
Class I	1,000.00	1,000.00	1,349.30	1,022.97	2.54	2.19	0.43%
Conservative Portfolio
Class A	1,000.00	1,000.00	1,075.30	1,022.07	3.18	3.10	0.61%
Balanced Portfolio
Class A	1,000.00	1,000.00	1,149.60	1,022.77	2.54	2.39	0.47%
Growth Portfolio
Class A	1,000.00	1,000.00	1,199.30	1,022.57	2.82	2.59	0.51%

* Expenses are equal to average account value times each Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Year of Birth and Address	Position with the Company, Term of Office[2] and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees[1]
Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Year of Birth: 1961	Trustee, Indefinite, since 11/14/14	President and CEO of Everence Financial (August 2014 - Present); President of Everence (August 2014 - Present); Senior Executive Vice President, Univest Corporation 1992 - July 2014	8	N/A

[1]	Mr. Hochstetler is deemed an “interested person” of the Trust due to his senior leadership positions with the Funds’ investment adviser (Everence) and its parent (Everence Financial).

Independent Trustees
Laura Berry 1110 North Main Street Goshen, IN 46528 Year of Birth: 1958	Trustee, since 01/01/17	Retired; Executive Director, Interfaith Center on Corporate Responsibility (2007 - 2016)	8	N/A
Andy Dula 1110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Trustee, since 01/01/18	Chief Financial Officer and Chief Operations Officer at EGStoltzfus (2012 – present)	8	N/A
Jeffrey K. Landis 1110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Trustee, since 04/28/16	Partner, Landis, Hunsberger, Gingrich & Weik, LLP (Law Firm) (1994 - present)	8	N/A
Aimee Minnich 1110 North Main Street Goshen, IN 46528 Year of Birth: 1980	Trustee, since 01/01/20	General Counsel & Chief Impact Officer, Impact Foundation (2015 - present); President & General Counsel, National Christian Foundation, Heartland (2009 – 2014)	8	N/A
Candace L. Smith 1110 North Main Street Goshen, IN 46528 Year of Birth: 1958	Trustee, since 11/16/07	Retired; Managing Director of Risk, MicroVest Capital Management, LLC (2015 - 2018); COO, MicroVest Capital Management LLC (2011 - 2014); CFO, MicroVest Capital Management LLC (2005 - 2011)	8	N/A

[2]

Each Trustee serves for an indefinite term until retirement, resignation, removal or death. The Board has adopted a policy that fixes a mandatory retirement date for the Trustees (the end of the year upon turning 72) and limits the maximum length of service on the Board (15 years).

Management of the Trust (unaudited), continued

Name, Year of Birth and Address	Position with the Company, Term of Office[1] and Length of Time Served	Principal Occupation During the Past Five Years
Officers
Chad Horning 1110 North Main Street Goshen, IN 46528 Year of Birth: 1968	President, Indefinite, since 03/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 - present)
Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Year of Birth: 1956	Vice President, Secretary, Indefinite, since 12/02/93

Vice President of Financial Services Operations,

Everence Financial (1981 - present); OSJ Principal,

ProEquities, Inc., a broker-dealer (1994 - Present);

Assistant Secretary, Everence Financial (1990 -

Present)

Trent M. Statczar 690 Taylor Rd. Gahanna, OH 43230 Year of Birth: 1971	Treasurer, Indefinite, since 01/01/09	Director, Foreside Financial Group, LLC, 2008 to present: Senior Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.
Rodney L. Ruehle 690 Taylor Rd. Gahanna, OH 43230 Year of Birth: 1968	Chief Compliance Officer, Indefinite, since 05/15/15	Director, Foreside Financial Group, LLC, 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

[1]	Each Trust officer serves for an indefinite term until retirement, resignation, removal or death.

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Proxy Voting:

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of Portfolio Investments for each Fund and Portfolio as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The complete listing (i) is available on the Commission’s Web site and (ii) will be made available to shareholders upon request by calling (800) 977-2947. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report you find a discussion of the market conditions and investment strategies that significantly affected the Fund’s or Portfolio’s performance during the year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-977-2947
Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text only copies:

●

For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by emailing the SEC at the following address: publicinfo@sec.gov.

●	Free from the Commission’s Web site at www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

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Praxis Mutual Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

2210097

(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Candace Smith is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $123,500 for the December 31, 2020 fiscal year and $119,500 for the December 31, 2019 fiscal year.

(b)	Audit-Related Fees. There were no audit-related fees for the December 31, 2020 fiscal year and the December 31, 2019 fiscal year.

(c)	Tax Fees. Tax fees totaled $37,300 for the December 31, 2020 fiscal year and $31,500 for the December 31, 2019 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2020 or December 31, 2019 fiscal years.

(e)	(1) Audit Committee Pre-Approval Policies.

(A) Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement (see also “delegation” below).

(B) Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence (see also “delegation” below). Pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C) Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $37,300 for the December 31, 2020 fiscal year and $31,500 for December 31, 2019 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote Of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Chad Horning
Chad Horning
President and Chief Executive Officer
March 5, 2021

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 5, 2021